UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

Annual Report June 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen NWQ Global Equity Fund	NGEAX	NGECX	—	—	NGEIX
Nuveen NWQ Global Equity Income Fund (formerly Nuveen NWQ Equity Income Fund)	NQGAX	NQGCX	—	—	NQGIX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVCX	NMCTX	—	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCCX	NQCQX	—	NQCRX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	NSMCX	NWQRX	—	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	NSCCX	NSCQX	NSCFX	NSCRX
Nuveen Tradewinds Value Opportunities Fund	NVOAX	NVOCX	NTVTX	—	NVORX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). The new agreements have been approved by shareholders of Nuveen NWQ Global Equity Fund, Nuveen NWQ Global Equity Income Fund and Nuveen NWQ Multi-Cap Value Fund. Shareholder meetings for Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund and Nuveen Tradewinds Value Opportunities Fund have been adjourned until Friday, September 19, 2014, with respect to approval of the new investment management and investment sub-advisory agreements (as well as the approval of certain fundamental investment policy changes) to permit the continued solicitation of additional votes. The adjourned meetings for these funds will be held at 2:30 p.m., Central time, on Friday, September 19, 2014 at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen’s transaction with TIAA-CREF is currently expected to close early in the fourth quarter of 2014, but remains subject to other customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

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Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less com-pelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resur-faced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the mar-kets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any ques-tions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 25, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen NWQ Global Equity Fund

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

The Nuveen NWQ Global Equity Fund, Nuveen NWQ Global Equity Income Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund feature portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, Inc. Jon Bosse is the Chief Investment Officer of NWQ and manages the Nuveen NWQ Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas, CFA, manages the Nuveen NWQ Small/Mid-Cap Value and Small-Cap Value Funds. Gregg Tenser, CFA, manages the Nuveen NWQ Global Equity Fund and James Stephenson, CFA, manages the Nuveen NWQ Global Equity Income Fund.

On December 13, 2013, the Fund’s name changed from Nuveen NWQ Equity Income Fund to Nuveen NWQ Global Equity Income Fund and James T. Stephenson, CFA, became the sole portfolio manager of the Fund. The Principal Investment Strategy was changed to state that the Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. securities and will invest in securities of at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets.

The Nuveen Tradewinds Value Opportunities Fund features portfolio management by Tradewinds Global Investors, LLC (Tradewinds), an affiliate of Nuveen Investments, Inc. Joann Barry, CFA and F. Rowe Michels, CFA serve as portfolio managers of the Fund.

Here they discuss the U.S. economy and equity markets, their management strategies and the performance of the Funds for the twelve-month reporting period ended June 30, 2014.

What factors affected the U.S. economy and equity markets during the twelve-month reporting period ended June 30, 2014?

During this reporting period, the U.S. economy continued its bumpy advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce or taper, its monthly asset purchases in $10 billion increments over the course of five consecutive meetings (December 2013 through June 2014). As of July 2014, the Fed’s monthly purchases comprise $15 billion in mortgage-backed securities (versus the original $40 billion per month) and $20 billion in longer-term Treasury securities (versus $45 billion). Following its June 2014 meeting (subsequent to the close of this reporting period), the Fed reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer-run goal.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

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Portfolio Managers’ Comments (continued)

In the second quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew 4%. In the previous quarter, the GDP contracted at an annualized rate of 2.1%, the economy’s weakest quarter since the recession officially ended in June 2009. The decline during this period was attributed in part to the severe weather of the past winter, which deterred consumer spending and disrupted construction, production and shipping. The Consumer Price Index (CPI) rose 2.1% year-over-year as of June 2014, while the core CPI (which excludes food and energy) increased 1.9% during the same period, in line with the Fed’s unofficial longer-term objective of 2% for this inflation measure. As of June 2014, the national unemployment rate was 6.2%, down from the 7.3% reported in July 2013, but still higher than levels that would provide consistent support for optimal GDP growth. The 113,000 net new jobs added in May 2014 meant that the economy finally had regained all of the 8.7 million jobs lost during the recent recession. The housing market continued to post gains, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 9.3% for the twelve months ended May 2014 (most recent data available at the time this report was prepared).

As this reporting period began, several events touched off increased volatility in the financial markets. First, in May 2013, then-Fed Chairman Ben Bernanke’s remarks about tapering the Fed’s asset purchase program triggered widespread uncertainty about the next step for the Fed’s quantitative easing program and its impact on the markets as well as the overall economy. This uncertainty was compounded by headline credit stories involving Detroit’s bankruptcy filing in July 2013, the largest municipal bankruptcy in history and the disappointing news that continued to come out of Puerto Rico, where a struggling economy and years of deficit spending and borrowing led to multiple downgrades on the commonwealth’s bonds. Meanwhile, political debate over federal spending continued, as Congress failed to reach an agreement on the federal budget for Fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014, and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015).

The U.S. equity markets reached new highs as investors rewarded decent corporate earnings against moderate economic growth, geopolitical concerns, including Russia’s recent annexation of Crimea and continued unrest in the Middle East. The prospect of acquisitions by companies holding a record amount of cash as well as private equity firms also supported stock prices. Part of this activity is being driven by the desire of U.S. companies to reincorporate overseas for tax reasons (corporate inversion) in order to avoid double taxation when repatriating foreign earnings. All sectors of the Russell 1000® Value Index posted double digit gains, led by technology, materials & processing, and producer durables. Emerging markets (EM) were also pressured by concerns of slower growth and capital flight brought on by the prospect for higher long term U.S. interest rates as the Federal Reserve reduces its asset purchases. The Fed ended its tapering speculation in January when it began reducing its pace of monthly purchases of Treasury and mortgage-backed securities (MBS) securities. From an investment standpoint, we continue to be encouraged by the increase in activism and return of capital that is helping to drive returns and create value.

How did the Funds perform during the twelve-month reporting period ended June 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year, ten-year and/or since inception periods ended June 30, 2014. Each Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended June 30, 2014 and how did these strategies influence performance?

Nuveen NWQ Global Equity Fund

The Nuveen Global Equity Fund’s Class A Shares at NAV underperformed the MSCI World Index and the comparative Lipper classification during the abbreviated reporting period since its inception on April 1, 2014 through June 30, 2014.

The second quarter 2014 was particularly trying, but not as a result of any one particular stock, rather, a more general malaise in our European holdings detracted from performance. As bottom-up investors, we do not view the world in terms of overweights and underweights, but it is nevertheless mathematically factual that we are overweight continental Europe. The European Central Bank

6	Nuveen Investments

cut rates to try to stave off deflation, we saw general sluggishness in many of our European holdings. The conflict in the Ukraine also served as a headwind for some of our German companies, particularly those that had exposure in the area.

Several positions contributed to our positive absolute return during the abbreviated reporting period. Dublin-based Jazz Pharmaceuticals, Inc. was a new position in the quarter which we purchased after a rare earnings miss caused the stock to fall 30% below its first quarter 2014 highs. The company has a significant degree of pricing power with its leading product Xyrem (a drug for narcolepsy), sufficient patent protection to keep generics at bay and balance sheet flexibility to bring other drugs in house to further extend its pipeline. In addition to a top flight management team, given its tax-advantaged structure, Jazz has also become an enticing target for a larger U.S. drug company looking for an inversion opportunity.

Japan Tobacco Inc. (JT) appreciated given solid fundamentals, an attractive valuation and the potential for higher capital return to shareholders. Fundamentally, the company is benefiting from higher prices in Russia as that market shifts from low priced products to medium and premium priced brands, areas in which JT is well positioned. There is also the potential for more aggressive price hikes in Japan, as cigarette prices are low relative to other developed countries. More recently, the company acquired British e-cigarette maker, Zandera Ltd. This has lessened concerns of a future decline in JT’s growth given expansion of the electronic cigarette market.

Lastly, Canadian Natural Resources Limited, a name that has remained inexpensive for a number of years, finally showed some signs of closing the gap with our fair value estimate for the company. While the company has invested significant capital over the past few years to ramp up its Horizon oil sands project, we are finally seeing free cash flow projections rising and the company is enjoying a re-rating by the market as we get closer to the immense wave of free cash flow expected in the latter half of the decade as the Horizon expansion phase is completed. Further patience will be required, but trends are finally going in our favor.

Several holdings contributed to the Fund’s underperformance. Management software provider, CA Technologies, Inc., underperformed given concerns of a potential pause in the company’s earnings growth. Fiscal 2015 represents a transition year for the company and management is forecasting a slight decrease in revenues and flat operating margins.

Ericsson, a Swedish multi-national provider of communication technology, declined after the company reported mixed first quarter results that showed sales and earnings below consensus, but better margins as management begins to focus on improving profitability. The company shed 3,000 employees during the reporting period. We believe that 2014 will be a transition year as U.S. projects roll off and capex/infrastructure spending by the telecom companies in China and Europe begins to ramp up. We remain quite enthused, however, as a more stable pricing environment should help margins, while further growth in Europe and Asia will surely keep Ericsson’s top line growing.

Lastly, Swiss bank UBS AG weakened after the company reported weak operating trends relative to peers, and concerns regarding the potential cost of regulatory litigation (dark pools, Libor manipulation). We continue to favor UBS as the company offers leverage to potentially stronger markets through faster deleveraging, improved capital markets revenues, and higher private banking activity. We believe the company’s stronger capital leaves it with a sufficient buffer to meet stricter regulation and litigation constraints, and there is a potential for a greater capital return.

During this invest up period, Bio-Rad Laboratories, Inc., a leading producer of specialty chemicals and instruments for the life science research and clinical diagnostic markets, was added to the Fund. Several developments have caused the company’s profitability to contract meaningfully. We believe the company is working to address its margins with new products, acquired technology, and investments in ERP software. As the company improves its execution, we believe there is the potential for earnings power to exist over the next several quarters. Additionally, increases in academic/government spending should provide a tailwind for revenue growth in the second half of 2014 and into 2015.

INPEX Corporation is Japan’s largest oil and gas exploration & production company with midlevel global production and reserves. Most of the company’s current profits come from the Mahakam block in Indonesia, but the company is also developing a project in Australia called Ichthys for supply to Japan. Steady progress towards the completion of Ichthys should be a catalyst for an upward revaluation for the shares. Demand for liquid natural gas has increased in Japan following the Great Eastern Japan Earthquake in 2011 given the decrease in nuclear power generation. Our analysis suggests that Inpex’s reserves are very inexpensive both on an absolute basis, as well as compared to its peers.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Orkla ASA is a Norwegian consumer and industrial conglomerate that is divesting its non-core assets to focus on its branded packaged foods business. Post transformation, we believe that the remaining brand business could become an attractive takeover target. The company has been marred by setbacks with a key divestiture, difficulties closing a sizable merger with a competing Norwegian foods company, and soft performance across its core food portfolio. We believe these issues are transitory and that the stock represents a particularly compelling risk/reward at current levels.

We also sold several positions including Applied Materials, Inc., which was sold as the stock had rebounded up to our target valuation, and we feared results could be vulnerable to disappointing semiconductor capital equipment orders. Additionally, we sold out of Vodafone Group PLC as the last of our catalysts had played out.

Nuveen NWQ Global Equity Income Fund (formerly Nuveen NWQ Equity Income Fund)

The Nuveen Global Equity Income Fund’s Class A Shares at NAV outperformed its comparative Lipper Category but underperformed the MSCI World Index during the twelve-month ending June 30, 2014.

The Fund is designed to provide high current income and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small- and mid-capitalization companies. The Fund may utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards. The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

Our goals are to provide a high total return to our investors with a lower amount of risk. Managing an equity income based strategy can accomplish this through both capital appreciation and a higher than average proportion of return through dividends. Often these types of stocks have carried less risk, although history is fraught with episodes where this was not the case. That is why we feel it is more important than ever to approach this strategy as a value investor, which has been the core of NWQ’s philosophy since 1982.

With interest rates at low levels, investors continued to look towards many traditional and non-traditional means to achieve yield. Valuations in many industries traditionally favored by equity income investors, such as utilities, real estate investment trusts (REITs) and telecom services are at or near historic highs. We found better valuations globally in other industries such as financials, media, technology and automotive that have the capacity for increasing capital return to shareholders. This may not only lead to increasing returns in the form of dividends, but can also lead to a meaningful re-valuation of the company as investors gain confidence in their ability to allocate capital properly.

We found Europe to be an attractive market both in terms of yield and valuations. Europe and the U.K. have a broad set of industries where the companies exhibit an attractive dividend yield. The broader markets yield over 3% and exhibit high yields across many sectors. This contrasts to the U.S. and Japan where market yields are closer to 2% and the opportunity set for higher yielding companies is much narrower. Valuations and margins in Europe are also well below prior pre-crisis level as the recovery in Europe is behind other parts of the globe such as the U.S. This offers an additional opportunity to participate in a recovery that is still emerging and not priced into the market.

During the reporting period, we continued to find better values and more upside for capital return in the financial and technology spaces. Many financials’ balance sheets are over capitalized with room for share repurchases and dividend increases as the regulatory cloud surrounding them continues to lift. Technology companies with sub-optimal capital structures and too much cash will receive even more pressure over time to return that capital to shareholders. We think both sectors will increase their capital returns, which will in turn allow for a re-rating of the companies. This is where we saw the most opportunity during the reporting period.

Finally, we continued to employ a bottom up approach. We can find interesting names in a variety of industries. Rather than look for the highest dividend paying stocks, we look to invest in the best companies at an attractive valuation with a good risk/reward profile

8	Nuveen Investments

and catalysts that can change the valuation of the company. Companies that are showing renewed capital discipline can often demonstrate this through a return of capital. Increased dividend payments, as well as share repurchases, become the catalyst for re-rating when it comes from companies that previously were misallocating capital. Often this comes from a management change, for example when the CFO becomes the CEO or perhaps when an outside force such as an activist investor applies the pressure needed to affect change. We are seeing an increasing amount of these types of opportunities across multiple industries.

The Fund’s performance reflects strong gains in several holdings for the year, although returns did underperform the MSCI World Index for the reporting period. The consumer discretionary, energy and utility sectors had the largest positive contribution on absolute and relative performance versus the benchmark as the catalyst for a number of our positions became more apparent. These gains were partially offset by relative underperformance in the financial, health care and technology sectors. Interpublic Group of Companies, Inc. and Vodafone Group PLC were among two of our top investments, while we experienced the largest losses in METRO AG and Royal Philips NV. Geographically, our top performing countries were Japan and Canada, while investments in the U.S., Netherlands and Germany lagged.

Several individual positions contributed positively to performance. AstraZeneca PLC appreciated as the company received a takeout offer from Pfizer, which was rejected based on valuation. Under U.K. takeover laws, Pfizer can submit another bid after six months. In addition to the financial engineering benefits (corporate tax rate inversion), AstraZeneca has a broad drug pipeline and several long term opportunities that Pfizer wants. Astra’s rejection appears to reflect management’s confidence in its own framework for growth for the company.

Daimler AG benefited from improving operational performance and a cycle recovery in many of its key end markets. The company is well positioned to benefit from a recovery in the global truck cycle, particularly in Europe and North America. The company maintains a consistent dividend policy, aiming to pay out on average 40% of its underlying earnings annually to shareholders.

Teva Pharmaceutical Industries has embarked on an aggressive $2 billion cost cutting plan that should help maintain strong profitability in the face of the upcoming patent expiration of its multiple sclerosis drug, Copaxone. Teva received FDA approval in late January for a 3 day/week dosing for Copaxone, and is actively working to shift its patients to the new formulation. We increased our position prior to the stock’s explosive rally, making it one of the larger investments in the Fund. We did modestly trim the position after its substantial gain.

Several positions detracted from performance. We purchased CenturyLink Inc. in August 2013 following a decline in the shares after the company lowered its earnings guidance. The shares declined further in January when management preemptively reduced its dividend to maintain financial flexibility when it becomes a full cash tax payer in 2015. CenturyLink’s business is steadily improving as the company slowly changes its business mix and proceeds with a substantial cost cutting program. We eliminated the position after the stock had rebounded from its lows for more compelling investment opportunities.

Copa Holdings, S.A. is a leading Latin American airline with a strong balance sheet and one of the most modern fleets in the industry. The company’s primary hub in Panama is ideally positioned between North and South America. The shares sold off on concerns that Venezuela, a strategically important market for Copa, would devalue its currency and place restrictions on the repatriation of cash out of the country. The company has $300 million in cash trapped on its balance sheet. Furthermore, Copa had to reduce service in the country and has placed limits on bolivar-denominated ticket sales. Although we believe that Copa’s robust growth and high profitability remain intact despite these headwinds, we eliminated the position due to risk/reward concerns.

Mosaic Company declined sharply last July on news that low cost producer, Uralkali, had splintered the Eastern European potash cartel, bringing instability to the potash market and uncertainty on where prices would ultimately bottom. Mosaic’s stock was able to work its way higher from its lows on anticipation that the Russians & Belarusians would be able to put the cartel back together. However, we felt that with capacity still coming on and little evidence of an increase in demand, higher potash prices would be tough to come by. Therefore, we used a brief rally in the stock that was driven by anticipation of a Chinese import contract being resolved to exit our position.

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Portfolio Managers’ Comments (continued)

We added several new positions to the Fund during the reporting period. Agrium Inc. is a low cost producer that generates strong earnings even when nitrogen markets trade down to the low point on the cost curve. At the time of purchase, the company’s valuation reflected near term issues that we believed would be solved this year, providing limited downside on the stock price. Deutsche Borse Group is engaged in the operation of the German stock exchange. We purchased the stock as we believe there are opportunities to bring off-market derivative trading activity on to the exchanges, which could be a growth driver for the company. Deutsche Borse is also poised to benefit from a consolidation of global exchanges, as well as the potential European economic recovery. ProSiebenSat1 Media is a German TV broadcaster with one of the best strategies for structural growth in European media. The company is also poised to benefit from a recovery in the German economy, which would directly feed through to higher advertising rates. ProSieben’s revenue growth is being driven by higher distribution (carriage) fees as the penetration of high definition channels increases. Expansion of the video on demand (VOD) market where the company owns key properties such as Maxdome and myvideo.de is also a positive. ProSieben’s dividend yield is among the highest in the media sector, and the company could re-lever its balance sheet to return capital to shareholders.

Several holdings were eliminated or trimmed during the reporting period based on valuation, deteriorating fundamentals or to raise cash as we rotated into new investment opportunities. Applied Materials, Inc. was sold as the shares approached our target price following strong performance. We also feared the stock could be vulnerable to disappointing semiconductor capital equipment orders in the near term. We moved the proceeds into other semiconductor names including Analog Devices and Microchip Technology. Barrick Gold Corporation was sold on reports that management was in discussions for a merger with Newmont Mining. We viewed this action as contrary to the company’s strategy of shrinking to become more focused and profitable. Metro AG was eliminated due to our concerns surrounding the possible negative effects of the ongoing Ukraine unrest on the firm’s earnings, profitability and restructuring capability.

We also wrote covered call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. This activity made a small positive contribution to the performance during the period.

Nuveen NWQ Multi-Cap Value Fund

Class A Shares at NAV for the Nuveen NWQ Multi-Cap Value Fund underperformed the Russell 3000® Value Index and its Lipper classification average for the twelve-month reporting period ended June 30, 2014.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large, medium and small market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s manager looks for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

The Fund generated a strong gain during the reporting period, although behind the Russell 3000® Value Index. The Fund’s performance reflects gains across several holdings and sectors with the consumer discretionary, staples and utility sectors outperforming. Investments in the energy, health care, materials and technology sectors also generated gains, although lagged the benchmark.

Several positions contributed to performance. Canadian Natural Resources Limited appreciated given lower heavy oil differentials, the company’s accretive purchase of Canadian assets from Encana and the continued expansion of alternatives to transport crude from Canada. We trimmed our position in Canadian Natural in favor of adding to Occidental Petroleum Corporation were we believe the catalysts for value creation/recognition are more timely.

Shares of Harman International Industries significantly outperformed as the company has benefited from accelerating revenue growth and margin expansion in its infotainment business. The company’s new products offer better operating margins than prior generations because they are built on common platforms. The infotainment industry continues to benefit as car companies replace AM/FM/CD players with center-screen consoles, an area in which Harman is well positioned. We recently eliminated the position following a substantial increase in the share price.

Also positively contributing was LSI Corporation. The company received a takeover offer from Avago Technologies for $11.15 per share, which sent the shares meaningfully higher. We purchased the stock as we believed the company was poised to generate sig-

10	Nuveen Investments

nificant growth from its flash memory products as its third generation flash processor was set to launch and expected to outperform competitor offerings.

Lastly, VeriFone Holdings, Inc. rose sharply as investors recognized new management’s efforts to improve execution of the company’s point of sale terminal business. False concern that VeriFone might have some responsibility in the Target Corporation security breach last December provided us an opportunity to increase our position in the stock. VeriFone’s services business is also growing rapidly, which currently represents roughly 40% of revenues and we believe could expand to 50% in the next few years.

Several positions detracted from performance. Avon Products, Inc. declined as the company’s turnaround is taking longer, costing more and facing far stronger headwinds than originally anticipated. The number of representatives that Avon has selling its product continues to fall and Eastern Europe has proven to be a much tougher challenge than we had envisioned, primarily due to a significant slowdown in Russia. On the positive side, the company appears to have finally settled with the SEC and Justice Department regarding its Foreign Corrupt Practices Act violations, while Brazil continues to show positive momentum. Avon signed a distribution deal in Brazil with cosmetics maker, Coty, Inc. The company has a great deal of heavy lifting yet to go, but we firmly believe the Avon brand continues to have a great deal of value.

Cisco Systems, Inc. declined on concerns that the company is facing several headwinds, including price-based competition from Huawei Technologies Co. Ltd. and Hewlett-Packard Company, technology-based competition from smaller point product vendors and ongoing weakness in the emerging markets. We eliminated the position in October in favor of increasing our position in Oracle Corporation, which we expect to benefit from an expanded and focused sales force, the launch of a new database offering, and growth in its engineered systems products.

In January, we initiated a new position in Express, Inc. following a sharp sell-off in the stock price after the company missed earnings expectations and lowered its earnings outlook. The shares continued to weaken after our purchase given a very difficult environment for apparel retailers. Fundamentals continue to look challenging in the near term, but management is taking efforts to improve profitability by restructuring its store base. Recently, Sycamore Partners, a private equity firm run by the former chairman of Express, disclosed that it had acquired a 9.9% stake and had an interest in acquiring the rest of the company.

Several new positions were added to the Fund during the reporting period. Among them was Impax Laboratories, a drug company that has not participated in the current bull market for pharmaceutical stocks because the company’s primary manufacturing facility has been under a FDA Warning Letter since 2011. This has kept Impax from capitalizing on numerous ‘first to file’ generic drug opportunities. The company also has a branded pipeline drug for Parkinson’s disease that cannot be approved and launched until its clears up its manufacturing problems. A new CEO has recently been appointed and we think it is reasonable to believe that the manufacturing issues are nearing an end. Impax boasts over $6 in cash per share on its balance sheet (more than 25% of its market capitalization); therefore M&A (and perhaps even a tax inversion) could be part of its plan. We anticipate the stock to respond positively once the company is able to capitalize on launching new products.

We also purchased International Game Technology (IGT) in early June 2014 on the belief that management was exploring strategic alternatives, including a possible sale of the company. The risk reward for owning the shares was very compelling, in our view. Shortly thereafter in mid-July (subsequent to the close of this reporting period), GTECH S.p.A., an Italian gaming equipment manufacturer, announced that an agreement had been reached to acquire IGT for $18.25 per share in cash and stock. Even without the merger, we felt that the downside in the shares was limited given the company’s dominant position in the gaming equipment sector as well as regional gaming trends that appear to be bottoming. While IGT has been losing market share in its gaming operations over the last two years, its strong free cash flow generation and the increasing value of DoubleDown Casino (its social gaming segment) would allow it to weather the tougher industry conditions and return capital to shareholders.

We also added Key Energy Services Inc., which provides onshore energy production services. The shares have underperformed its North American peers due to a significant decline in business activity in Mexico ahead of energy policy reform that is currently underway in that country (which is expected to improve foreign participation). A self-reported Foreign Corrupt Practices Act

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

investigation is also being conducted in Mexico, which has also been a headwind. While we believed these issues are transitory, the stock price seems to imply that they will persist indefinitely. Going forward, we expect Key Energy’s business will improve as it increases its North American activity, getting closer to its fleet’s revenue and margin potential. Furthermore, we anticipate Mexico’s energy policy reform will result in a meaningful uplift for Key Energy beyond 2015.

We eliminated several positions during the reporting period, including PennyMac Financial Services Inc. (PFSI), which was eliminated from the Fund based on valuation. We used the proceeds to purchase PennyMac Mortgage Investment Trust (PMT) where we believe the risk/reward more favorable. PMT is a specialty finance company that invests primarily in residential mortgage loans and mortgage related assets. Tyson Foods, Inc. had also reached our estimate of fair value. We felt the company’s risk profile had increased given headwinds brought on by pricing pressure in its chicken, beef, and pork businesses. We sold Vodafone Group following gains on the announcement that Verizon would purchase Vodafone’s 45% stake in Verizon Wireless, and speculation that AT&T would purchase the company.

Nuveen NWQ Large-Cap Value Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the comparative Lipper classification average for the twelve-month reporting period ended June 30, 2014.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s manager looks for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

The Fund generated a strong gain during the reporting period, although trailed the Russell 1000® Value Index. The Fund’s performance reflects gains across several holdings and sectors with the energy, consumer staples, finance, producer durables and utility sectors outperforming. Investments in the consumer discretionary, health care, materials and technology sectors also generated gains, although lagged the benchmark. Significant and unusual cash flow activity had a negative impact on performance as the Fund, at times, held higher levels of cash than normal.

Those holdings that contributed positively to the Fund’s performance include the insurance broker, Aon PLC, appreciated given strong results, efficiencies from its relocation to the United Kingdom, and excitement over the potential for its private healthcare exchange investments to drive profitability and growth.

Baker Hughes, the oilfield service provider, also positively contributed to performance, which benefited from favorable end market trends in the North American pressure pumping market and improved operational efficiency. For the last two years, the company’s North America margins had been negatively impacted by an oversupply of pressure pumping services and execution missteps. The stock outperformed as these margins appeared to have hit an inflection point due to new technology, better utilization and recent restructuring efforts.

Lastly, Teva Pharmaceutical Industries has embarked on an aggressive $2 billion cost cutting plan that should help maintain strong profitability in the face of the upcoming patent expiration of its multiple sclerosis drug, Copaxone. Teva received FDA approval in late January for a 3 day/week dosing for Copaxone, and is actively working to shift its patients to the new formulation. We increased our position prior to the stock’s explosive rally, making it one of the larger investments in the Fund. We did modestly trim the position after its substantial gain.

Several positions detracted from performance. Avon Products, Inc. declined as the company’s turnaround is taking longer, costing more, and facing far stronger headwinds than originally anticipated. The number of representatives that Avon has selling its product continues to fall, and Eastern Europe has proven to be a much tougher challenge than we had previously envisioned, primarily due to a significant slowdown in Russia. On the positive side, the company appears to have finally settled with the SEC and Justice Department regarding its Foreign Corrupt Practices Act violations, while Brazil continues to show positive momentum. Avon signed a

12	Nuveen Investments

distribution deal in Brazil with cosmetics maker, Coty, Inc. The company has a great deal of heavy lifting yet to go, but we firmly believe the Avon brand continues to have a great deal of value.

Norwegian Cruise Line declined as additional capacity has entered the Caribbean cruise market, and the company issued conservative guidance. The Getaway, Norwegian’s new ship in that market, is generating double digit premiums. The overhang of an upcoming stock issuance from major holders continues to be a modest headwind, although we believe this will provide an opportunity for better liquidity and investment in an excellent operator with a compelling valuation and earnings ramp. We increased our position on Norwegian Cruise Lines in December in conjunction with a secondary public offering of the shares.

Lastly, Talisman Energy declined notwithstanding the sale of $2+ billion of assets and numerous additional catalysts that should unfold this year. Activist investor Carl Icahn holds 7% of the stock and has two representatives on the board of directors. We believe the continued cash flow burn and misperception over potential abandonment liabilities of the company’s North Sea assets have created an investor overhang on the stock. However, we believe Talisman will be able to successfully divest these assets, among other assets, in order to conserve cash flow and remove the negative sentiment towards the company. The board of directors appears to be aligned with value creation and doing all that is necessary to get the job done.

Several new positions were added to the Fund during the reporting period. Among them was Agrium Inc., a supplier of agricultural products generated strong earnings even when nitrogen markets trade down to the low point on the cost curve. At the time of purchase, the company’s valuation reflected near term issues that we believed would be solved this year, providing limited downside on the stock price.

Shares of Ford Motor Company were purchased after the company announced that it would have a down year in 2014 given a significant amount of investment spending. The company plans to launch twenty-three new products that we believe will drive an earnings recovery in 2015. Ford is also well positioned to benefit from a European economic recovery. The company has a strong balance sheet, generates solid cash flow, and recently increased its dividend by 25%.

Target Corporation was purchased after the stock had declined following a difficult holiday shopping season for retailers as a whole, the company’s disclosure that its internal payment system had been breached, and concerns regarding ongoing losses at the company’s Canadian operations. While the market’s negative sentiment reflected Target’s issues, we felt the stock price was overly discounted. We believe the company is positioned for earnings growth given the improving strength of its core customer and ultimately stabilization in store traffic.

We sold several positions during the reporting period. We exited Applied Materials, Inc. based on our concern that expectations for the company’s capital spending outlook had become too aggressive, as well as issues surrounding its pending acquisition of Tokyo Electron. While Applied Materials’ stock price had recently declined 9% from its high due to industry and company concerns, the stock had appreciated significantly from our original investment initiated in December 2012. Instead we favored a slightly larger position in Teradyne Inc. were we felt the outlook was better and the valuation more attractive. Teradyne is well-positioned to benefit from significant growth in its wireless and cellular testing business.

We also eliminated oil refiner Valero Energy Partners LP in favor of establishing a larger position in Tesoro Corporation, the parent company. Shares of Valero had risen sharply since our purchase and had become a higher expectation stock given the market’s view that the company was the absolute winner as increased crude oil production in the U.S. would create an oversupplied environment that would significantly widen refining margins, particularly in the Gulf Coast. We found it difficult to argue that we had a competitive advantage in our analysis of the company. We believed Tesoro, on the other hand, was extremely undervalued and loaded with catalysts over the coming year, not just in the near term.

We eliminated our position in pharmaceutical company AbbVie Company shortly after our purchase as the company changed course and unexpectedly announced a high premium, high multiple bid to acquire Shire PLC. While the Shire transaction would enable a corporate inversion thereby reducing taxes and avoiding cash repatriation penalties, we were concerned about the price of the acquisition and the potential risk related to AbbVie’s confidence in its promising Hepatitis C drug currently undergoing trials, as well as greater risk to its Humira (anti-inflammatory) franchise once its patent protection expires.

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

Lastly, Mosaic Company was sold after the stock had moved higher on anticipation that the Russians & Belarusians would put their potash cartel back together. We felt that with capacity still coming on and little evidence of increased demand, higher potash prices would be tough to come by. Shares of Mosaic had rallied prior to our sale on anticipation of a Chinese import contract being resolved. With the stock having reached our estimate of fair value, we no longer felt the risk/reward for continuing to hold the stock was as attractive

Nuveen NWQ Small/Mid-Cap Value Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 2500® Value Index and the comparative Lipper classification average for the twelve-month reporting period ended June 30, 2014.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small- to mid-market capitalizations selected using an analyst-driven, value oriented process. The portfolio manager looks for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the twelve-month reporting period, strong stock selection in the energy, health care and technology sectors contributed to the Fund’s positive returns. An underweight allocation in the financial services sector and poor stock selection in the consumer discretionary sector detracted from the Fund’s relative performance. In the broader market, value stocks performed better than growth stocks across all capitalizations.

Harman International Industries was a leading contributor to performance during the reporting period as the company’s shares nearly doubled. Harman continues to demonstrate solid operating performance in all its divisions with particular strength in Infotainment, where the company has seen increased adoption of its offerings among consumers and original equipment manufacturers (OEMs). While we modestly trimmed our position on the strength in the shares, our outlook for the company remains favorable.

Carrizo Oil & Gas, Inc. was also a significant contributor to the Fund’s performance as the company’s shares rose significantly. Energy stocks performed well as oil prices climbed as global growth improved and geopolitical risks grew. Carrizo continues to aggressively increase oil production and has made significant strides in reducing debt levels through the sale of non-core assets. We continue to find the shares attractive given the company’s proven ability to generate liquidity as it aggressively increases liquids/oil production

The Fund also benefited from increased mergers and acquisition activity during the reporting period as portfolio holdings Schawk, Inc. and LSI Logic Corporation were acquired by larger competitors. In the case of LSI, the stock price rose significantly after the company announced that it had agreed to be acquired by Avago Technologies for $11.15 per share. The deal represented a 39% premium to LSI’s closing price on the day prior to the announcement. The position was eliminated with the shares trading near the offer price.

Those holdings that detracted from the Fund’s performance include Elizabeth Arden Inc. Shares of the company declined in a volatile second quarter that saw its shares trade substantially higher amid takeover speculation only to close the reporting period lower after LG Household & Health confirmed it was not interested in acquiring the company. Disappointing fiscal third quarter results, released during LG’s evaluation period, did little to bolster Elizabeth Arden’s appeal as a takeover target. While we trimmed our position near the highs for the reporting period, we are nonetheless disappointed by the turn in the events. We believe the stock is near a bottom and are confident that recently announced restructuring and cost savings program can restore the company to profitability. While improvement may take time, we believe sales in the mass channel will recover and that a repositioned Elizabeth Arden fragrance and skincare line will drive performance over the long term. We believe the risk/reward is quite attractive at current levels.

Louisiana-Pacific Corporation also detracted from performance. The company is engaged in the manufacturing of engineered wood building materials, including Oriented Strand Board (OSB), structural framing products and exterior siding for use in residential, industrial and light commercial construction. Shares fell as earnings have missed expectations and have remained weak following the termination of the company’s agreement to acquire Ainsworth Lumber Co. Ltd. in May due to anti-trust hurdles. Despite the recent

14	Nuveen Investments

results, we believe the company is well-positioned to benefit from multi-year growth in new home construction. We also believe that most of the recent shortfall was the result of cold weather rather than weakening end-demand for the company’s products. We believe this weakness is temporary and expect volumes and pricing to rebound as the weather improves and distributors and retailers rebuild inventories. Lastly, industrial engineering and manufacturer TriMas Corporation declined during the reporting period. We eliminated our positions as acquisition related costs continue to depress margins and earnings growth.

Nuveen NWQ Small-Cap Value Fund

The Fund’s Class A Shares at NAV outperformed the Russell 2000® Value Index and its Lipper classification average for the twelve-month reporting period ended June 30, 2014.

During the reporting period, the Fund continued to follow its disciplined investment approach. The Fund seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value oriented process. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven, value-oriented process. The Fund’s manager looks for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the twelve-month reporting period, positive stock selection in the technology and producer durables was offset by weakness in the financial services and stock selection in consumer discretionary sectors. In the broader market, value stocks performed better than growth stocks across all capitalizations.

Harman International Industries was a leading contributor to performance as the company’s shares nearly doubled over the previous twelve months. Harman continues to demonstrate solid operating performance in all its divisions with particular strength in Infotainment, where the company has seen increased adoption of its offerings among consumers and original equipment manufacturers. While we modestly trimmed our position on the strength in the shares, our outlook for the company remains favorable.

Carrizo Oil & Gas, Inc. was also a significant contributor to the Fund’s performance as the company’s shares rose significantly during the reporting period. Energy stocks performed well as oil prices climbed as global growth improved and geopolitical risks grew. Carrizo continues to aggressively increase oil production and has made significant strides in reducing debt levels through the sale of non-core assets. We continue to find the shares attractive given the company’s proven ability to generate liquidity as it aggressively increases liquids/oil production.

The Fund also benefited from increased mergers and acquisition activity during the reporting period as portfolio holdings Measurement Specialties, TMS International, and Maidenform Brands were all acquired by larger competitors. Also during the reporting period, portfolio holding Orbital Science Corporation announced that it would merge with the aerospace and defense segment of Alliant Techsystems (ATK). We trimmed our position on strength in the shares following the announcement. The transaction is not expected to close until the end of 2014 as the sporting segment of ATK must first be spun-off into a separate entity. While we believe the combined company will benefit from increased scale and significant cost synergies, it is unlikely these synergies will be realized until late 2015.

Those holdings that detracted from the Fund’s performance include Elizabeth Arden Inc. Shares of the company declined in a volatile second quarter that saw its shares trade substantially higher amid takeover speculation only to close lower after LG Household & Health confirmed it was not interested in acquiring the company. Disappointing fiscal third quarter results, released during LG’s evaluation period, did little to bolster Elizabeth Arden’s appeal as a takeover target. We believe the stock is near a bottom and are confident that recently announced restructuring and cost savings program can restore the company to profitability. While improvement may take time, we believe sales in the mass channel will recover and that a repositioned Elizabeth Arden fragrance and skincare line will drive performance over the long term. We believe the risk/reward is quite attractive at current levels.

Shares of Homestreet, Inc. also declined on concerns that rising interest rates would impact loan growth for the company as refinancing activity decreased. While we acknowledge origination volumes may slow, in our view, any declines are already fully discounted in

Nuveen Investments	15

Portfolio Managers’ Comments (continued)

the company’s share price. Additionally, the company’s operations are highly scalable and we believe operating expenses could be reduced accordingly should a slower mortgage market take hold. While we continue to find the shares attractive, we did trim our position during the reporting period.

Last, industrial engineering and manufacturer TriMas Corporation declined during the reporting period. We eliminated our positions as acquisition related costs continue to depress margins and earnings growth.

Nuveen Tradewinds Value Opportunities Fund

The Fund’s Class A Shares at NAV underperformed the Russell 3000® Value Index and outperformed the Lipper classification average for the twelve-month reporting period ended June 30, 2014.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with varying market capitalizations selected using an eclectic, value-oriented process. Our team assesses each company held in the Fund individually to determine its future prospects and intrinsic value. Attractive valuation is our number one criterion and is a prerequisite for investing in any company. Some other criteria that we look for are sustainable business models, meaningful barriers to entry, and the ability to meet basic needs.

The Fund’s information technology sector was both the largest absolute and relative contributor to results, while the telecommunication services sector was the only negative performing sector of the portfolio and the largest detractor of relative results.

After trading mostly flat for the first half of the reporting period and despite a period of stock price pressure, information technology product distributor and services provider Ingram Micro Inc. resumed its strong stock price growth over latter part of the reporting period. Having modestly missed analyst expectations for the first quarter of 2014, the company has beaten revenue and earnings expectations on improving demand, and we believe management continues to effectively unlock efficiencies and better diversify the business.

Global pharmaceutical firm Merck & Co. Inc. gained during the reporting period partly on plans to sell or spin-off non-pharmaceutical divisions, possibly including the Coppertone and Dr. Scholl’s businesses. Investors appear to appreciate the company’s increased focus on profitable products with healthy growth prospects, which may assist in improving the company’s revenues.

Global advertising holding company The Interpublic Group of Companies Inc. was another contributor to portfolio performance. The company announced well-received results during the latter part of the reporting period. The results also showed operating and interest expenses declining meaningfully. Interpublic’s management has indicated that 2014 organic growth and operating margin targets will be met or exceeded.

Latin America focused telecom company, NII Holdings Inc., which was eliminated from the Fund during the reporting period and was the Fund’s largest individual detractor, enduring a number of challenges. The transition of the company from a 2G to a 3G network operator has proven more difficult than many investors expected. This has caused subscriber losses and profits to come in more negatively than previously forecasted by the company, thus feeding into already extremely pessimistic market sentiment. NII’s management hoped for a turnaround in the near future, with the company having achieved a better competitive position than it has had for years, in our view.

Added to the Fund during the reporting period, French oil/gas supplies firm Vallourec SA was also a detractor from portfolio performance. We believe recently lowered earnings guidance from the company was received poorly by investors. In our view, the factors driving the lowered guidance, namely reductions in planned orders by large Vallourec customers, are onetime issues. We continue to believe the company is well positioned to benefit from long term industry trends.

Canadian oil and gas company Talisman Energy Inc. reported financial results during the reporting period that came in at or below expectations. Overall earnings were impacted by notable one-time impairment charges. With the company focusing on a strategic realigning of its operations, including the potential sale of substantial non-strategic assets, we maintain confidence that Talisman has substantial upside at current prices.

16	Nuveen Investments

Risk

Considerations

Risk Considerations

Nuveen NWQ Global Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Global Equity Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Multi-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Large-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Small/Mid-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Small-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation,

Nuveen Investments	17

Risk Considerations (continued)

political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds Value Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

18	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Global Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Total Returns as of June 30, 2014

Cumulative
Since Inception*
Class A Shares at NAV	3.35%
Class A Shares at maximum Offering Price	(2.59)%
MSCI World Index	4.24%
Lipper Global Multi-Cap Value Funds Classification Average	3.78%

Class C Shares	3.15%
Class I Shares	3.40%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.43%	2.18%	1.18%
Net Expense Ratios	1.25%	2.00%	1.00%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 4/01/14.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Global Equity Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2014

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	22.28%	13.08%
Class A Shares at maximum Offering Price	15.25%	11.69%
MSCI World Index	24.05%	12.05%
Russell 1000® Value Index	23.81%	16.03%
Lipper Global Equity Income Funds Classification Average	21.08%	11.39%

Class C Shares	21.36%	12.23%
Class R3 Shares**	21.99%	12.80%
Class I Shares	22.63%	13.36%

Indexes and Lipper averages are not available for direct investment.

Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge will only be available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3**	Class I
Gross Expense Ratios	5.32%	6.07%	5.57%	5.07%
Net Expense Ratios	1.22%	1.97%	1.47%	0.97%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 9/15/09.

**	Class R3 Shares are not available for public offering.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Multi-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2014*

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	21.04%	17.40%	5.22%
Class A Shares at maximum Offering Price	14.10%	16.01%	4.60%
Russell 3000® Value Index	23.71%	19.28%	8.04%
S&P 500® Index	24.61%	18.83%	7.78%
Lipper Multi-Cap Value Funds Classification Average	24.08%	18.94%	7.47%

Class C Shares	20.12%	16.52%	4.43%
Class R3 Shares	20.72%	17.10%	4.93%
Class I Shares	21.38%	17.70%	5.48%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.31%	2.06%	1.56%	1.06%

*	The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2014*

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	19.80%	14.50%	3.14%
Class A Shares at maximum Offering Price	12.91%	13.14%	2.34%
Russell 1000® Value Index	23.81%	19.23%	5.29%
Lipper Large-Cap Value Funds Classification Average	22.73%	17.25%	4.85%

Class C Shares	18.90%	13.63%	2.37%
Class R3 Shares	19.50%	14.19%	2.88%
Class I Shares	20.10%	14.77%	3.40%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.07%	1.82%	1.32%	0.82%

*	Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/15/06. The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2014*

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	22.33%	22.09%	5.51%
Class A Shares at maximum Offering Price	15.31%	20.66%	4.69%
Russell 2500® Value Index	24.94%	21.58%	6.96%
Lipper Small-Cap Core Funds Classification Average	23.73%	19.79%	7.19%

Class C Shares	21.46%	21.18%	4.71%
Class R3 Shares	22.04%	21.79%	5.08%
Class I Shares	22.65%	22.40%	5.61%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.32%	2.07%	1.58%	1.09%
Net Expense Ratios	1.32%	2.07%	1.57%	1.07%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.45% after October 31, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/15/06. The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

28	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	29

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2014*

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	28.61%	24.70%	8.80%
Class A Shares at maximum Offering Price	21.22%	23.24%	8.13%
Russell 2000® Value Index	22.54%	19.88%	7.60%
Lipper Small-Cap Core Funds Classification Average	23.73%	19.79%	8.59%

Class C Shares	27.61%	23.78%	8.01%
Class R3 Shares	28.27%	24.39%	19.64%
Class R6 Shares	29.02%	—	27.10%
Class I Shares	28.89%	25.01%	9.08%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.38%	2.12%	1.68%	1.10%	1.12%

*	Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/08/04. The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees. The returns for Class R6 Shares are actual for the period since class inception on 2/15/13.

30	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	31

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Value Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2014*

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	22.67%	14.75%	11.41%
Class A Shares at maximum Offering Price	15.62%	13.40%	10.73%
Russell 3000® Value Index	23.71%	19.28%	7.44%
Lipper Global Multi-Cap Value Funds Classification Average	21.81%	13.72%	6.28%

Class C Shares	21.75%	13.90%	10.58%
Class R3 Shares	22.36%	14.46%	11.13%
Class I Shares	22.95%	15.04%	11.69%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.35%	2.09%	1.58%	1.09%

*	Since inception returns for Class A, C and I Shares, and the comparative index and Lipper classification average, are from 12/08/04. The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

32	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	33

Holding

Summaries as of June 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms used in this Report for definitions of terms used within this section.

NWQ Global Equity Fund

Portfolio Allocation

(% of net assets)

Common Stocks	98.5%
Other Assets Less Liabilities	1.5%

Country Allocation

(% of net assets)

United States	52.9%
Japan	10.3%
Germany	8.2%
Canada	5.5%
Switzerland	5.1%
France	3.6%
Netherlands	3.5%
Israel	3.1%
Norway	2.5%
Sweden	2.0%
Spain	1.8%
Other Assets Less Liabilities	1.5%

Portfolio Composition

(% of net assets)

Pharmaceuticals	17.9%
Oil, Gas & Consumable Fuels	7.4%
Insurance	6.4%
Food & Staples Retailing	5.6%
Media	5.6%
Semiconductors & Equipment	4.9%
Banks	4.5%
Machinery	4.2%
Chemicals	4.2%
Automobiles	3.9%
Diversified Financial Services	3.2%
Tobacco	3.1%
Food Products	2.5%
Consumer Finance	2.4%
Diversified Telecommunication Services	2.1%
Communication Equipment	2.1%
Other Industries	18.5%
Other Assets Less Liabilities	1.5%

Top Five Common Stock Holdings

(% of net assets)

Teva Pharmaceutical Industries Limited, ADR	3.1%
International Rectifier Corporation	2.8%
Orkla ASA	2.5%
Roche Holdings AG, Sponsored ADR	2.5%
Daimler AG	2.4%

34	Nuveen Investments

NWQ Global Equity Income

Portfolio Allocation

(% of net assets)

Common Stocks	99.2%
Convertible Preferred Securities	0.7%
$25 Par (or similar) Retail Preferred	0.9%
$1,000 Par (or similar) Institutional Preferred	0.7%
Other Assets Less Liabilities	(1.5)%

Top Five Common Stock Holdings

(% of net assets)

American International Group	3.2%
Pfizer Inc.	3.1%
Nippon Telegraph and Telephone Corporation, ADR
3.1%
Time Warner Inc.	3.1%
Deutsche Borse Group	3.1%

Portfolio Composition

(% of net assets)

Pharmaceuticals	16.7%
Media	10.8%
Insurance	9.3%
Banks	7.7%
Oil, Gas & Consumable Fuels	7.4%
Diversified Telecommunication Services	5.4%
Capital Markets	4.9%
Diversified Financial Services	4.6%
Automobiles	4.1%
Food & Staples Retailing	4.0%
Software	3.8%
Industrial Conglomerates	3.6%
Other Industries	19.2%
Other Assets Less Liabilities	(1.5)%

Country Allocation

(% of net assets)

United States	57.1%
United Kingdom	8.6%
Germany	7.3%
France	5.6%
Switzerland	4.6%
Canada	3.6%
Japan	3.1%
Israel	3.1%
Netherlands	3.1%
Sweden	2.1%
Denmark	1.6%
Other Countries	1.7%
Other Assets Less Liabilities	(1.5)%

Nuveen Investments	35

Holding Summaries as of June 30, 2014 (continued)

Nuveen NWQ Multi-Cap Value Fund

Portfolio Allocation

(% of net assets)

Common Stocks	99.8%
Short-Term Investments	0.2%
Other Assets Less Liabilities	0.0%

Portfolio Composition

(% of net assets)

Insurance	17.0%
Oil, Gas & Consumable Fuels	13.3%
Pharmaceuticals	9.0%
Software	8.6%
Banks	6.4%
Media	5.2%
Automobiles	4.5%
Hotels, Restaurants & Leisure	4.2%
Energy Equipment & Services	3.9%
Semiconductors & Equipment	3.8%
Machinery	3.4%
Capital Markets	2.4%
Other Industries	18.1%
Short-Term Investments	0.2%
Other Assets Less Liabilities	0.0%

Top Five Common Stock Holdings

(% of net assets)

American International Group, Inc.	4.0%
Citigroup Inc.	3.6%
Teva Pharmaceutical Industries Limited, Sponsored ADR	3.4%
Hartford Financial Services Group, Inc.	3.4%
Talisman Energy Inc.	3.4%

36	Nuveen Investments

Nuveen NWQ Large-Cap Value Fund

Portfolio Allocation

(% of net assets)

Common Stocks	97.8%
Short-Term Investments	1.5%
Other Assets Less Liabilities	0.7%

Portfolio Composition

(% of net assets)

Insurance	16.8%
Oil, Gas & Consumable Fuels	14.3%
Banks	9.7%
Software	8.7%
Media	7.4%
Pharmaceuticals	7.3%
Automobiles	4.9%
Machinery	3.2%
Hotels, Restaurants & Leisure	2.2%
Consumer Finance	2.2%
Food & Staples Retailing	1.9%
Other Industries	19.2%
Short-Term Investments	1.5%
Other Assets Less Liabilities	0.7%

Top Five Common Stock Holdings

(% of net assets)

Citigroup Inc.	4.0%
American International Group, Inc.	3.8%
Teva Pharmaceutical Industries Limited, Sponsored ADR	3.6%
Hartford Financial Services Group, Inc.	3.4%
Talisman Energy Inc.	3.4%

Nuveen Investments	37

Holding Summaries as of June 30, 2014 (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio Allocation

(% of net assets)

Common Stocks	97.6%
Short-Term Investments	2.1%
Other Assets Less Liabilities	0.3%

Portfolio Composition

(% of net assets)

Semiconductors & Equipment	16.0%
Paper & Forest Products	10.0%
Insurance	7.9%
Banks	5.8%
Life Sciences Tools & Services	5.7%
Food Products	4.9%
Machinery	4.9%
Personal Products	4.5%
Aerospace & Defense	3.9%
Real Estate Management & Development	3.9%
Oil, Gas & Consumable Fuels	3.8%
Energy Equipment & Services	3.7%
IT Services	3.4%
Other Industries	19.2%
Short-Term Investments	2.1%
Other Assets Less Liabilities	0.3%

Top Five Common Stock Holdings

(% of net assets)

Microsemi Corporation	4.2%
Teradyne Inc.	4.1%
International Rectifier Corporation	3.9%
Reinsurance Group of America Inc.	3.9%
Forestar Real Estate Group Inc.	3.9%

38	Nuveen Investments

Nuveen NWQ Small-Cap Value Fund

Portfolio Allocation

(% of net assets)

Common Stocks	93.0%
Short-Term Investments	6.4%
Other Assets Less Liabilities	0.6%

Portfolio Composition

(% of net assets)

Semiconductors & Equipment	17.4%
Paper & Forest Products	8.5%
Electronic Equipment & Instruments	7.8%
Banks	7.3%
Aerospace & Defense	7.2%
Personal Products	4.5%
Household Durables	4.0%
Real Estate Management & Development	3.8%
Energy Equipment & Services	3.6%
Pharmaceuticals	3.4%
Professional Services	3.1%
Oil, Gas & Consumable Fuels	2.9%
Other Industries	19.5%
Short-Term Investments	6.4%
Other Assets Less Liabilities	0.6%

Top Five Common Stock Holdings

(% of net assets)

Microsemi Corporation	4.1%
Forestar Real Estate Group Inc.	3.8%
International Rectifier Corporation	3.8%
Coherent Inc.	3.3%
GP Strategies Corporation	3.1%

Nuveen Investments	39

Holding Summaries as of June 30, 2014 (continued)

Nuveen Tradewinds Value Opportunities Fund

Portfolio Allocation

(% of net assets)

Common Stocks	97.0%
Short-Term Investments	2.7%
Other Assets Less Liabilities	0.3%

Country Allocation

(% of net assets)

United States	75.2%
Canada	6.6%
Japan	4.0%
Netherlands	3.1%
Denmark	3.1%
Switzerland	3.0%
France	2.2%
United Kingdom	1.5%
Belgium	1.0%
Other Assets Less Liabilities	0.3%

Portfolio Composition

(% of net assets)

Insurance	13.6%
Food Products	9.1%
Oil, Gas & Consumable Fuels	8.7%
Media	6.9%
Pharmaceuticals	6.5%
Electric Utilities	5.6%
Automobiles	4.0%
Banks	3.5%
Electronic Equipment & Instruments	3.5%
Machinery	3.4%
Software	3.1%
Chemicals	3.0%
Health Care Providers & Services	3.0%
Metals & Mining	3.0%
Specialty Retail	2.7%
Other Industries	17.4%
Short-Term Investments	2.7%
Other Assets Less Liabilities	0.3%

Top Five Common Stock Holdings

(% of net assets)

General Motors Company	4.0%
Bayer AG	3.1%
Aetna Inc.	3.0%
Cabot Oil & Gas Corporation	3.0%
Agrium Inc.	3.0%

40	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Nuveen NWQ Global Equity Fund reflect only the first 91 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expense.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2014.

The beginning of the period for the Funds is January 1, 2014 (except for Nuveen NWQ Global Equity Fund, which the beginning of the period is April 1, 2014, the Fund’s commencement of operations).

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Global Equity Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,033.50	$1,031.50	$1,034.00
Expenses Incurred During Period	$3.09	$4.99	$2.46
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.74	$1,015.03	$1,019.98
Expenses Incurred During Period	$3.06	$4.93	$2.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97% and 0.97% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the since inception period).

Nuveen Investments	41

Expense Examples (continued)

Nuveen NWQ Global Equity Income Fund

	Share Class
	Class A	Class C	Class R3*	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,040.20	$1,036.00	$1,038.90	$1,041.50
Expenses Incurred During Period	$6.02	$9.79	$7.28	$4.76
Hypothetical Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.89	$1,015.17	$1,017.65	$1,020.08
Expenses Incurred During Period	$5.96	$9.69	$7.20	$4.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.19%, 1.93%, 1.44% and 0.95% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

*	Class R3 Shares are not available for public offering.

Nuveen NWQ Multi-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,049.40	$1,045.20	$1,047.90	$1,050.70
Expenses Incurred During Period	$6.50	$10.29	$7.77	$5.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.84	$1,014.73	$1,017.21	$1,019.69
Expenses Incurred During Period	$6.41	$10.14	$7.65	$5.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.28%, 2.03%, 1.53% and 1.03% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen NWQ Large-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,058.90	$1,055.00	$1,057.20	$1,060.20
Expenses Incurred During Period	$5.62	$9.43	$6.89	$4.34
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,109.34	$1,015.62	$1,018.10	$1,020.58
Expenses Incurred During Period	$5.51	$9.25	$6.76	$4.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.09%, 1.84%, 1.34% and .85% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

42	Nuveen Investments

Nuveen NWQ Small/Mid-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,032.00	$1,028.30	$1,030.90	$1,033.30
Expenses Incurred During Period	$6.71	$10.51	$8.01	$5.44
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.15	$1,014.53	$1,016.91	$1,019.44
Expenses Incurred During Period	$6.71	$10.44	$7.95	$5.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.07%, 1.58% and 1.08% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen NWQ Small-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,050.50	$1,046.60	$1,049.00	$1,051.90	$1,051.50
Expenses Incurred During Period	$6.81	$10.61	$8.08	$5.14	$5.54
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.15	$1,014.43	$1,016.91	$1,019.79	$1,019.39
Expenses Incurred During Period	$6.71	$10.44	$7.95	$5.06	$5.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 208%, 1.58%, 1.01% and 1.09% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tradewinds Value Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,064.90	$1,060.90	$1,063.20	$1,065.80
Expenses Incurred During Period	$6.35	$10.22	$7.67	$5.12
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.65	$1,014.88	$1,017.36	$1,019.84
Expenses Incurred During Period	$6.21	$9.99	$7.50	$5.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 2.00%, 1.50% and 1.00% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	43

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Global Equity Fund, Nuveen NWQ Global Equity Income Fund (formerly Nuveen NWQ Equity Income Fund), Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund and Nuveen Tradewinds Value Opportunities Fund (each a series of Nuveen Investment Trust, hereinafter referred to as the “Funds”) at June 30, 2014, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

August 27, 2014

44	Nuveen Investments

Nuveen NWQ Global Equity Fund

Portfolio of Investments June 30, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.5%

	COMMON STOCKS – 98.5%

	Automobiles – 3.9%

265	Daimler AG	$24,820

425	General Motors Company	15,427
	Total Automobiles	40,247

	Banks – 4.5%

465	Citigroup Inc.	21,901

225	JPMorgan Chase & Co.	12,965

225	Wells Fargo & Company	11,826
	Total Banks	46,692

	Capital Markets – 1.6%

900	UBS AG	16,488

	Chemicals – 4.2%

160	Agrium Inc.	14,661

225	Koninklijke DSM NV	16,387

800	Nissan Chemical Industries Limited	12,438
	Total Chemicals	43,486

	Communication Equipment – 2.1%

1,750	Ericsson LM, Class B Shares	21,150

	Consumer Finance – 2.4%

300	Capital One Financial Corporation	24,780

	Diversified Financial Services – 3.2%

175	Deutsche Borse Group	13,582

1,400	ING Groep N.V., Ordinary Shares, (2)	19,669
	Total Diversified Financial Services	33,251

	Diversified Telecommunication Services – 2.1%

350	Nippon Telegraph and Telephone Corporation, ADR	21,828

	Food & Staples Retailing – 5.6%

525	Carrefour SA	19,367

300	CVS Caremark Corporation	22,611

375	Metro AG	16,344
	Total Food & Staples Retailing	58,322

	Food Products – 2.5%

2,850	Orkla ASA	25,392

	Hotels, Restaurants & Leisure – 1.3%

425	Norwegian Cruise Line Holdings Limited, (2)	13,472

Nuveen Investments	45

Nuveen NWQ Global Equity Fund (continued)

Portfolio of Investments June 30, 2014

Shares	Description (1)	Value

	Household Durables – 1.7%

1,275	Sekisui House, Ltd.	$17,482

	Industrial Conglomerates – 1.5%

115	Siemens AG, Sponsored ADR	15,188

	Insurance – 6.4%

450	American International Group, Inc.	24,561

175	AON PLC	15,766

400	Hartford Financial Services Group, Inc.	14,324

125	Swiss Re AG	11,121
	Total Insurance	65,772

	IT Services – 1.9%

525	VeriFone Holdings Inc., (2)	19,294

	Life Sciences Tools & Services – 1.7%

145	Bio-Rad Laboratories Inc., (2)	17,358

	Machinery – 4.2%

325	GEA Group AG	15,389

225	Ingersoll Rand Company Limited, Class A	14,065

225	PACCAR Inc.	14,136
	Total Machinery	43,590

	Media – 5.6%

850	Interpublic Group of Companies, Inc.	16,583

300	Time Warner Inc.	21,075

235	Viacom Inc., Class B	20,382
	Total Media	58,040

	Multi-Utilities – 1.7%

310	Target Corporation	17,964

	Oil, Gas & Consumable Fuels – 7.4%

165	Apache Corporation	16,602

515	Canadian Natural Resources Limited	23,644

1,175	INPEX Corporation	17,862

1,725	Talisman Energy Inc.	18,285
	Total Oil, Gas & Consumable Fuels	76,393

	Personal Products – 1.4%

1,000	Avon Products, Inc.	14,610

	Pharmaceuticals – 17.9%

350	AbbVie Inc.	19,754

1,125	Almirall SA	18,255

555	Impax Laboratories Inc., (2)	16,644

160	Jazz Pharmaceuticals, Inc., (2)	23,522

46	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals (continued)

500	Otsuka Holdings Company KK	$15,498

575	Pfizer Inc.	17,066

85	Roche Holdings AG, Sponsored ADR	25,352

165	Sanofi-Synthelabo, SA	17,528

600	Teva Pharmaceutical Industries Limited, ADR	31,718
	Total Pharmaceuticals	185,337

	Real Estate Investment Trust – 1.0%

300	Weyerhaeuser Company	9,927

	Road & Rail – 1.7%

180	Union Pacific Corporation	17,955

	Semiconductors & Equipment – 4.9%

1,050	International Rectifier Corporation, (2)	29,295

1,100	Teradyne Inc.	21,560
	Total Semiconductors & Equipment	50,855

	Software – 1.1%

400	CA Technologies, Inc.	11,496

	Specialty Retail – 1.9%

11,500	Express Inc., (2)	19,585

	Tobacco – 3.1%

600	Japan Tobacco Inc.	21,872

125	Philip Morris International	10,539
	Total Tobacco	32,411
	Total Long-Term Investments (cost $987,856)	1,018,365
	Other Assets Less Liabilities – 1.5%	15,555
	Net Assets – 100%	$1,033,920

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	47

Nuveen NWQ Global Equity Income Fund

(formerly Nuveen NWQ Equity Income Fund)

Portfolio of Investments June 30, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.5%

	COMMON STOCKS – 99.2%

	Automobiles – 4.1%

225	Daimler AG	$21,073

1,550	Ford Motor Company	26,722

600	General Motors Company	21,780
	Total Automobiles	69,575

	Banks – 6.1%

700	Citigroup Inc.	32,970

600	JPMorgan Chase & Co.	34,572

700	Wells Fargo & Company	36,792
	Total Banks	104,334

	Capital Markets – 4.9%

1,500	Ares Capital Corporation	26,790

1,000	Bank New York Mellon	37,480

1,400	Medley Capital Corporation	18,284
	Total Capital Markets	82,554

	Chemicals – 2.0%

375	Agrium Inc.	34,353

	Communication Equipment – 3.1%

700	Cisco Systems, Inc.	17,395

2,900	LM Ericsson Telefonaktiebolaget, Sponsored ADR	35,048
	Total Communication Equipment	52,443

	Consumer Finance – 1.6%

325	Capital One Financial Corporation	26,845

	Containers & Packaging – 2.0%

675	Avery Dennison Corporation	34,594

	Diversified Financial Services – 4.6%

675	Deutsche Borse Group	52,388

1,800	ING Groep N.V., Ordinary Shares, (2)	25,288
	Total Diversified Financial Services	77,676

	Diversified Telecommunication Services – 4.7%

850	Nippon Telegraph and Telephone Corporation, ADR	53,011

2,600	TDC A/S	26,908
	Total Diversified Telecommunication Services	79,919

	Electric Utilities – 0.2%

100	Abengoa Yield PLC	3,782

48	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing – 4.0%

700	Carrefour SA	$25,822

550	CVS Caremark Corporation	41,454
	Total Food & Staples Retailing	67,276

	Food Products – 1.0%

2,000	Orkla ASA	17,819

	Hotels, Restaurants & Leisure – 0.9%

500	Norwegian Cruise Line Holdings Limited, (2),(3)	15,850

	Industrial Conglomerates – 3.6%

650	General Electric Company	17,082

850	Koninklijke Philips Electronics NV	26,973

125	Siemens AG, Sponsored ADR	16,509
	Total Industrial Conglomerates	60,564

	Insurance – 9.3%

1,000	American International Group	54,580

850	Hartford Financial Services Group, Inc.	30,438

500	Swiss Re AG	44,486

800	Unum Group	27,808
	Total Insurance	157,312

	Media – 10.8%

2,500	Interpublic Group of Companies, Inc., (3)	48,775

800	National CineMedia, Inc.	14,008

375	ProSiebenSat.1 Media AG	16,706

150	RTL Group SA	16,711

750	Time Warner Inc.	52,688

400	Viacom Inc., Class B	34,692
	Total Media	183,580

	Metals & Mining – 0.4%

1,400	AuRico Gold Inc.	5,964

	Oil, Gas & Consumable Fuels – 7.4%

400	Phillips 66	32,172

900	Royal Dutch Shell PLC, Class A, ADR	37,251

500	Suncor Energy, Inc.	21,315

475	Total SA, Sponsored ADR	34,329
	Total Oil, Gas & Consumable Fuels	125,067

	Pharmaceuticals – 16.7%

650	AbbVie Inc.	36,686

350	AstraZeneca PLC	26,009

1,700	GlaxoSmithKline PLC, Sponsored ADR	45,503

Nuveen Investments	49

Nuveen NWQ Global Equity Income Fund (continued)

Portfolio of Investments June 30, 2014

Shares	Description (1)			Value

	Pharmaceuticals (continued)

1,800	Pfizer Inc.			$53,424

115	Roche Holdings AG, Sponsored ADR			34,300

325	Sanofi-Synthelabo, SA			34,525

700	Teva Pharmaceutical Industries Limited, ADR			37,004

300	Teva Pharmaceutical Industries Limited, Sponsored ADR			15,726
	Total Pharmaceuticals			283,177

	Real Estate Investment Trust – 2.1%

1,000	PennyMac Mortgage Investment Trust			21,940

700	Redwood Trust Inc.			13,629
	Total Real Estate Investment Trust			35,569

	Semiconductors & Equipment – 3.5%

475	Analog Devices, Inc.			25,683

700	Microchip Technology Incorporated			34,167
	Total Semiconductors & Equipment			59,850

	Software – 3.8%

1,050	Microsoft Corporation			43,785

500	Oracle Corporation			20,265
	Total Software			64,050

	Tobacco – 0.5%

100	Philip Morris International			8,431

	Wireless Telecommunication Services – 1.9%

9,900	Vodafone Group PLC			33,039
	Total Common Stocks (cost $1,342,235)			1,683,623

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.7%

	Diversified Telecommunication Services – 0.7%

250	IntelSat SA	5.750%	N/R	$12,728
	Total Convertible Preferred Securities (cost $14,438)			12,728

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.9%

	Banks – 0.9%

625	Texas Capital Bancshares	6.500%	BB+	$15,131
	Total $25 Par (or similar) Retail Preferred (cost $13,589)			15,131

50	Nuveen Investments

Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.7%

	Banks – 0.7%

12,000	JPMorgan Chase & Company	6.000%	8/01/64	BBB	$12,240
	Total $1,000 Par (or similar) Institutional Preferred (cost $12,000)				12,240
	Total Long-Term Investments (cost $1,382,262)				1,723,722
	Other Assets Less Liabilities – (1.5)% (5)				(25,960)
	Net Assets – 100%				$1,697,762

Investments in Derivatives as of June 30, 2014

Options Written outstanding:

Number of Contracts	Description	Notional Amount (6)	Expiration Date	Strike Price	Value (5)

(3)	Interpublic Group of Companies, Inc.	$(6,000)	7/19/14	$20.0	$(158)

(5)	Norwegian Cruise Line Holdings Limited	(17,500)	9/20/14	35.0	(200)
(8)	Total Options Written (premiums received $737)	$(23,500)			$(358)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investments, or portion of investment, has been pledged as collateral for options written during and/or as of the end of the reporting period.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	51

Nuveen NWQ Multi-Cap Value Fund

Portfolio of Investments June 30, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Automobiles – 4.5%

135,600	Ford Motor Company	$2,337,744

141,300	General Motors Company	5,129,190
	Total Automobiles	7,466,934

	Banks – 6.4%

127,200	Citigroup Inc.	5,991,120

60,000	JPMorgan Chase & Co.	3,457,200

40,450	Privatebancorp, Inc.	1,175,477
	Total Banks	10,623,797

	Capital Markets – 2.4%

147,600	FBR Capital Markets Corporation, (2)	4,004,388

	Containers & Packaging – 1.5%

49,500	Avery Dennison Corporation	2,536,875

	Diversified Telecommunication Services – 1.3%

58,050	CenturyLink Inc.	2,101,410

	Electric Utilities – 1.5%

67,500	NRG Energy Inc.	2,511,000

	Energy Equipment & Services – 3.9%

283,000	Key Energy Services Inc., (2)	2,586,620

478,600	McDermott International Inc., (2)	3,871,874
	Total Energy Equipment & Services	6,458,494

	Food Products – 1.7%

316,000	Orkla ASA	2,840,840

	Hotels, Restaurants & Leisure – 4.2%

145,000	International Game Technology	2,306,950

148,500	Norwegian Cruise Line Holdings Limited, (2)	4,707,450
	Total Hotels, Restaurants & Leisure	7,014,400

	Insurance – 17.0%

120,700	American International Group, Inc.	6,587,806

52,900	AON PLC	4,765,761

159,100	Hartford Financial Services Group, Inc.	5,697,371

64,400	Loews Corporation	2,834,244

43,037	Reinsurance Group of America Inc.	3,395,619

144,300	Unum Group	5,015,868
	Total Insurance	28,296,669

52	Nuveen Investments

Shares	Description (1)	Value

	IT Services – 2.0%

91,300	VeriFone Holdings Inc., (2)	$3,355,275

	Life Sciences Tools & Services – 2.2%

30,200	Bio-Rad Laboratories Inc., (2)	3,615,242

	Machinery – 3.4%

49,400	Ingersoll Rand Company Limited, Class A	3,087,994

39,600	PACCAR Inc.	2,488,068
	Total Machinery	5,576,062

	Media – 5.2%

260,600	Interpublic Group of Companies, Inc.	5,084,306

40,697	Viacom Inc., Class B	3,529,651
	Total Media	8,613,957

	Metals & Mining – 0.9%

91,099	AngloGold Ashanti Limited, Sponsored ADR, (2)	1,567,814

	Multi-Utilities – 1.8%

50,600	Target Corporation	2,932,270

	Oil, Gas & Consumable Fuels – 13.3%

52,800	Apache Corporation	5,312,736

66,400	Canadian Natural Resources Limited	3,048,424

142,300	Denbury Resources Inc.	2,626,858

27,500	Occidental Petroleum Corporation	2,822,325

535,100	Talisman Energy Inc.	5,672,060

45,200	Tesoro Corporation	2,651,884
	Total Oil, Gas & Consumable Fuels	22,134,287

	Personal Products – 1.3%

146,850	Avon Products, Inc.	2,145,478

	Pharmaceuticals – 9.0%

65,900	Impax Laboratories Inc., (2)	1,976,341

147,000	Pfizer Inc.	4,362,960

54,500	Sanofi-Aventis	2,897,765

108,900	Teva Pharmaceutical Industries Limited, Sponsored ADR	5,708,538
	Total Pharmaceuticals	14,945,604

	Real Estate Investment Trust – 2.4%

110,700	PennyMac Mortgage Investment Trust	2,428,758

79,500	Redwood Trust Inc.	1,547,865
	Total Real Estate Investment Trust	3,976,623

	Semiconductors & Equipment – 3.8%

53,700	MKS Instruments Inc.	1,677,588

Nuveen Investments	53

Nuveen NWQ Multi-Cap Value Fund (continued)

Portfolio of Investments June 30, 2014

Shares	Description (1)			Value

	Semiconductors & Equipment (continued)

241,100	Teradyne Inc.			$4,725,560
	Total Semiconductors & Equipment			6,403,148

	Software – 8.6%

146,177	CA Inc.			4,201,127

134,250	Microsoft Corporation			5,598,225

110,000	Oracle Corporation			4,458,300
	Total Software			14,257,652

	Specialty Retail – 1.5%

142,500	Express Inc., (2)			2,426,775
	Total Long-Term Investments (cost $123,659,269)			165,804,994

Pricipal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.2%

$430	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $429,804, collateralized by $445,000 U.S. Treasury Notes, 1.375%, due 5/31/20, value $443,056	0.000%	7/01/14	$429,804
	Total Short-Term Investments (cost $429,804)			429,804
	Total Investments (cost $124,089,073) – 100.0%			166,234,798
	Other Assets Less Liabilities – (0.0)%			(61,955)
	Net Assets – 100%			$166,172,843

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

54	Nuveen Investments

Nuveen NWQ Large-Cap Value Fund

Portfolio of Investments June 30, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.8%

	COMMON STOCKS – 97.8%

	Aerospace & Defense – 1.4%

108,330	Raytheon Company	$9,993,442

	Automobiles – 4.9%

719,000	Ford Motor Company	12,395,560

626,900	General Motors Company	22,756,470
	Total Automobiles	35,152,030

	Banks – 9.7%

604,420	Citigroup Inc.	28,468,182

377,220	JPMorgan Chase & Co.	21,735,416

375,430	Wells Fargo & Company	19,732,601
	Total Banks	69,936,199

	Capital Markets – 1.7%

75,000	Goldman Sachs Group, Inc.	12,558,000

	Chemicals – 1.6%

124,510	Agrium Inc.	11,408,851

	Communication Equipment – 1.7%

498,100	Cisco Systems, Inc.	12,377,785

	Consumer Finance – 2.2%

188,430	Capital One Financial Corporation	15,564,318

	Diversified Telecommunication Services – 1.4%

279,000	CenturyLink Inc.	10,099,800

	Electric Utilities – 1.4%

278,250	NRG Energy Inc.	10,350,900

	Energy Equipment & Services – 1.6%

151,000	Baker Hughes Incorporated	11,241,950

	Food & Staples Retailing – 1.9%

185,000	CVS Caremark Corporation	13,943,450

	Hotels, Restaurants & Leisure – 2.2%

500,198	Norwegian Cruise Line Holdings Limited, (2)	15,856,277

	Insurance – 16.8%

495,215	American International Group, Inc.	27,028,835

207,273	AON PLC	18,673,224

686,310	Hartford Financial Services Group, Inc.	24,576,761

247,031	Loews Corporation	10,871,834

Nuveen Investments	55

Nuveen NWQ Large-Cap Value Fund (continued)

Portfolio of Investments June 30, 2014

Shares	Description (1)	Value

	Insurance (continued)

340,280	MetLife, Inc.	$18,905,957

610,380	Unum Group	21,216,809
	Total Insurance	121,273,420

	Machinery – 3.2%

202,670	Ingersoll Rand Company Limited, Class A	12,668,902

167,000	PACCAR Inc.	10,492,610
	Total Machinery	23,161,512

	Media – 7.4%

956,890	Interpublic Group of Companies, Inc.	18,668,924

289,800	Time Warner Inc.	20,358,450

167,220	Viacom Inc., Class B	14,502,990
	Total Media	53,530,364

	Metals & Mining – 1.1%

448,051	AngloGold Ashanti Limited, Sponsored ADR, (2)	7,710,958

	Multi-Utilities – 1.8%

218,800	Target Corporation	12,679,460

	Oil, Gas & Consumable Fuels – 14.3%

228,830	Apache Corporation	23,024,875

373,950	Canadian Natural Resources Limited	17,168,044

208,795	Occidental Petroleum Corporation	21,428,631

109,000	Phillips 66	8,766,870

2,288,970	Talisman Energy Inc.	24,263,082

144,000	Tesoro Corporation	8,448,480
	Total Oil, Gas & Consumable Fuels	103,099,982

	Personal Products – 1.6%

773,300	Avon Products, Inc.	11,297,913

	Pharmaceuticals – 7.3%

505,000	Pfizer Inc.	14,988,400

229,700	Sanofi-Aventis	12,213,149

490,430	Teva Pharmaceutical Industries Limited, Sponsored ADR	25,708,341
	Total Pharmaceuticals	52,909,890

	Road & Rail – 1.5%

107,080	Union Pacific Corporation	10,681,230

	Semiconductors & Equipment – 1.4%

495,966	Teradyne Inc.	9,720,934

	Software – 8.7%

687,265	CA Inc.	19,751,996

578,610	Microsoft Corporation	24,128,037

56	Nuveen Investments

Shares	Description (1)			Value

	Software (continued)

465,000	Oracle Corporation			$18,846,450
	Total Software			62,726,483

	Tobacco – 1.0%

82,220	Philip Morris International			6,931,968
	Total Long-Term Investments (cost $476,325,119)			704,207,116

Pricipal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.5%

$10,994	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $10,994,065, collateralized by $10,680,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $11,214,000	0.000%	7/01/14	$10,994,065
	Total Short-Term Investments (cost $10,994,065)			10,994,065
	Total Investments (cost $487,319,184) – 99.3%			715,201,181
	Other Assets Less Liabilities – 0.7%			5,348,396
	Net Assets – 100%			$720,549,577

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	57

Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio of Investments June 30, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.6%

	COMMON STOCKS – 97.6%

	Aerospace & Defense – 3.9%

19,029	Astronics Corporation, (2)	$1,074,187

51,400	Orbital Sciences Corporation, (2)	1,518,870
	Total Aerospace & Defense	2,593,057

	Banks – 5.8%

26,405	Privatebancorp, Inc.	767,329

26,500	Texas Capital BancShares, Inc., (2)	1,429,675

69,635	Western Alliance Bancorporation, (2)	1,657,313
	Total Banks	3,854,317

	Building Products – 1.1%

58,973	Griffon Corporation	731,265

	Communication Equipment – 3.1%

87,475	JDS Uniphase Corporation, (2)	1,090,813

89,170	Mitel Networks Corporation, (2)	939,852
	Total Communication Equipment	2,030,665

	Containers & Packaging – 2.0%

26,115	Avery Dennison Corporation	1,338,394

	Electrical Equipment – 1.0%

9,390	EnerSys	645,938

	Electronic Equipment & Instruments – 3.3%

33,330	Coherent Inc., (2)	2,205,446

	Energy Equipment & Services – 3.7%

112,300	Key Energy Services Inc., (2)	1,026,422

178,635	McDermott International Inc., (2)	1,445,157
	Total Energy Equipment & Services	2,471,579

	Food Products – 4.9%

284,825	Orkla ASA	2,560,577

8,538	Treehouse Foods Inc., (2)	683,637
	Total Food Products	3,244,214

	Gas Utilities – 1.0%

13,900	Laclede Group Inc.	674,845

	Hotels, Restaurants & Leisure – 1.5%

13,555	Bob Evans Farms	678,428

13,225	Texas Roadhouse, Inc.	343,850
	Total Hotels, Restaurants & Leisure	1,022,278

58	Nuveen Investments

Shares	Description (1)	Value

	Household Durables – 2.0%

12,225	Harman International Industries Inc.	$1,313,332

	Insurance – 7.9%

41,825	Axis Capital Holdings Limited	1,852,011

7,175	PartnerRe Limited	783,582

32,835	Reinsurance Group of America Inc.	2,590,681
	Total Insurance	5,226,274

	IT Services – 3.4%

21,875	Euronet Worldwide, Inc., (2)	1,055,250

33,700	VeriFone Holdings Inc., (2)	1,238,475
	Total IT Services	2,293,725

	Life Sciences Tools & Services – 5.7%

15,700	Bio-Rad Laboratories Inc., (2)	1,879,447

78,165	Bruker Biosciences Corporation, (2)	1,897,065
	Total Life Sciences Tools & Services	3,776,512

	Machinery – 4.9%

9,500	Actuant Corporation	328,415

33,400	Albany International Corporation, Class A	1,267,864

32,420	Woodward Governor Company	1,626,836
	Total Machinery	3,223,115

	Oil, Gas & Consumable Fuels – 3.8%

10,590	Carrizo Oil & Gas, Inc., (2)	733,463

42,500	Comstock Resources Inc.	1,225,700

31,900	Denbury Resources Inc.	588,874
	Total Oil, Gas & Consumable Fuels	2,548,037

	Paper & Forest Products – 10.0%

34,549	Clearwater Paper Corporation, (2)	2,132,364

17,900	Deltic Timber Corporation	1,081,518

70,205	Glatfelter	1,862,539

102,715	Louisiana-Pacific Corporation, (2)	1,542,779
	Total Paper & Forest Products	6,619,200

	Personal Products – 4.5%

80,055	Elizabeth Arden, Inc., (2)	1,714,778

43,405	Inter Parfums, Inc.	1,282,618
	Total Personal Products	2,997,396

	Pharmaceuticals – 2.8%

12,575	Jazz Pharmaceuticals, Inc., (2)	1,848,651

	Real Estate Management & Development – 3.9%

134,720	Forestar Real Estate Group Inc., (2)	2,571,805

Nuveen Investments	59

Nuveen NWQ Small/Mid-Cap Value Fund (continued)

Portfolio of Investments June 30, 2014

Shares	Description (1)			Value

	Semiconductors & Equipment – 16.0%

92,910	International Rectifier Corporation, (2)			$2,592,189

105,320	Microsemi Corporation, (2)			2,818,363

27,300	MKS Instruments Inc.			852,852

111,130	Rambus Inc., (2)			1,589,159

139,470	Teradyne Inc.			2,733,612
	Total Semiconductors & Equipment			10,586,175

	Trading Companies & Distributors – 1.4%

11,120	WESCO International Inc., (2)			960,546
	Total Long-Term Investments (cost $50,937,361)			64,776,766

Pricipal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.1%

$1,365	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $1,365,340, collateralized by $1,330,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $1,396,500	0.000%	7/01/14	$1,365,340
	Total Short-Term Investments (cost $1,365,340)			1,365,340
	Total Investments (cost $52,302,701) – 99.7%			66,142,106
	Other Assets Less Liabilities – 0.3%			191,975
	Net Assets – 100%			$66,334,081

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

60	Nuveen Investments

Nuveen NWQ Small-Cap Value Fund

Portfolio of Investments June 30, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 93.0%

	COMMON STOCKS – 93.0%

	Aerospace & Defense – 7.2%

146,768	Astronics Corporation, (2)	$8,285,054

68,785	Esterline Technologies Corporation, (2)	7,918,529

249,255	Orbital Sciences Corporation, (2)	7,365,485
	Total Aerospace & Defense	23,569,068

	Auto Components – 1.4%

442,170	Stoneridge Inc., (2)	4,740,062

	Banks – 7.3%

141,915	Pacwest Bancorp	6,126,471

139,350	Privatebancorp, Inc.	4,049,511

127,153	Texas Capital BancShares, Inc., (2)	6,859,904

294,975	Western Alliance Bancorporation, (2)	7,020,405
	Total Banks	24,056,291

	Building Products – 1.0%

274,626	Griffon Corporation	3,405,362

	Communication Equipment – 1.4%

425,860	Mitel Networks Corporation, (2)	4,488,564

	Electrical Equipment – 0.9%

41,475	EnerSys	2,853,065

	Electronic Equipment & Instruments – 7.8%

161,971	Coherent Inc., (2)	10,717,621

630,625	GSI Group, Inc., (2)	8,027,856

37,815	Measurement Specialties, Inc., (2)	3,254,737

95,851	Methode Electronics, Inc.	3,662,467
	Total Electronic Equipment & Instruments	25,662,681

	Energy Equipment & Services – 3.6%

549,400	Key Energy Services Inc., (2)	5,021,516

846,035	McDermott International Inc., (2)	6,844,423
	Total Energy Equipment & Services	11,865,939

	Food Products – 1.0%

39,890	Treehouse Foods Inc., (2)	3,193,992

	Gas Utilities – 1.0%

66,745	Laclede Group Inc.	3,240,470

Nuveen Investments	61

Nuveen NWQ Small-Cap Value Fund (continued)

Portfolio of Investments June 30, 2014

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 2.1%

87,900	Analogic Corporation	$6,877,296

	Hotels, Restaurants & Leisure – 1.0%

63,837	Bob Evans Farms	3,195,042

	Household Durables – 4.0%

60,550	Harman International Industries Inc.	6,504,887

402,229	Hooker Furniture Corporation	6,491,976
	Total Household Durables	12,996,863

	IT Services – 1.5%

102,146	Euronet Worldwide, Inc., (2)	4,927,523

	Machinery – 2.6%

228,425	Albany International Corporation, Class A	8,671,013

	Metals & Mining – 0.6%

50,790	Materion Corporation	1,878,722

	Oil, Gas & Consumable Fuels – 2.9%

49,795	Carrizo Oil & Gas, Inc., (2)	3,448,802

211,810	Comstock Resources Inc.	6,108,600
	Total Oil, Gas & Consumable Fuels	9,557,402

	Paper & Forest Products – 8.5%

245,850	Boise Cascade Company, (2)	7,041,144

85,750	Deltic Timber Corporation	5,181,015

288,355	Glatfelter	7,650,058

150,607	Neenah Paper, Inc.	8,004,762
	Total Paper & Forest Products	27,876,979

	Personal Products – 4.5%

389,795	Elizabeth Arden, Inc., (2)	8,349,409

211,309	Inter Parfums, Inc.	6,244,181
	Total Personal Products	14,593,590

	Pharmaceuticals – 3.4%

151,407	Impax Laboratories Inc., (2)	4,540,696

248,915	Sagent Pharmaceuticals Inc., (2)	6,436,942
	Total Pharmaceuticals	10,977,638

	Professional Services – 3.1%

397,454	GP Strategies Corporation, (2)	10,286,110

	Real Estate Management & Development – 3.8%

647,970	Forestar Real Estate Group Inc., (2)	12,369,747

	Road & Rail – 2.7%

391,413	Marten Transport, Ltd.	8,748,081

62	Nuveen Investments

Shares	Description (1)			Value

	Semiconductors & Equipment – 17.4%

545,670	Entegris Inc., (2)			$7,500,234

642,290	Integrated Device Technology, Inc., (2)			9,929,803

441,094	International Rectifier Corporation, (2)			12,306,523

1,162,990	Lattice Semiconductor Corporation, (2)			9,594,668

504,250	Microsemi Corporation, (2)			13,493,730

137,370	MKS Instruments Inc.			4,291,439
	Total Semiconductors & Equipment			57,116,397

	Specialty Retail – 2.1%

402,695	Express Inc., (2)			6,857,896

	Thrifts & Mortgage Finance – 0.2%

44,070	HomeStreet Inc.			809,566
	Total Long-Term Investments (cost $234,817,394)			304,815,359

Pricipal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 6.4%

$21,081	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $21,081,242, collateralized by $22,085,000 U.S. Treasury Notes, 1.375%, due 5/31/20, value $21,505,269	0.000%	7/01/14	$21,081,242
	Total Short-Term Investments (cost $21,081,242)			21,081,242
	Total Investments (cost $255,898,636) – 99.4%			325,896,601
	Other Assets Less Liabilities – 0.6%			1,909,182
	Net Assets – 100%			$327,805,783

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	63

Nuveen Tradewinds Value Opportunities Fund

Portfolio of Investments June 30, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.0%

	COMMON STOCKS – 97.0%

	Aerospace & Defense – 1.8%

129,727	Triumph Group Inc.	$9,057,539

	Automobiles – 4.0%

542,731	General Motors Company	19,701,135

	Banks – 3.5%

149,307	HSBC Holdings PLC, Sponsored ADR	7,584,795

2,183,337	Sumitomo Mitsui Trust Holdings, Sponsored ADR, (3)	9,846,850
	Total Banks	17,431,645

	Capital Markets – 1.5%

406,317	UBS AG	7,443,727

	Chemicals – 3.0%

161,086	Agrium Inc.	14,760,310

	Communication Equipment – 2.0%

401,049	Cisco Systems, Inc.	9,966,068

	Computers & Peripherals – 1.5%

81,948	Western Digital Corporation	7,563,800

	Construction & Engineering – 0.9%

190,400	KBR Inc.	4,541,040

	Consumer Finance – 2.4%

504,778	Ally Financial Inc., (2)	12,069,242

	Diversified Telecommunication Services – 1.9%

263,784	CenturyLink Inc.	9,548,981

	Electric Utilities – 5.6%

651,044	AES Corporation	10,123,734

202,959	Exelon Corporation	7,403,944

292,662	FirstEnergy Corp.	10,161,225
	Total Electric Utilities	27,688,903

	Electronic Equipment & Instruments – 3.5%

350,395	Ingram Micro, Inc., Class A., (2)	10,235,038

114,152	Tech Data Corporation, (2)	7,136,783
	Total Electronic Equipment & Instruments	17,371,821

	Energy Equipment & Services – 1.4%

136,998	Diamond Offshore Drilling, Inc.	6,799,211

64	Nuveen Investments

Shares	Description (1)	Value

	Food Products – 9.1%

222,296	Archer-Daniels-Midland Company	$9,805,476

115,295	Bunge Limited	8,720,914

487,361	Dean Foods Company	8,572,680

247,812	Fresh Del Monte Produce Inc.	7,595,438

134,228	Ingredion Inc.	10,072,469
	Total Food Products	44,766,977

	Health Care Providers & Services – 3.0%

184,551	Aetna Inc.	14,963,395

	Insurance – 13.6%

599,379	Aegon N.V., ADR	5,256,554

117,492	Ageas N.V., Sponsored ADR, (3)	4,690,281

185,324	American International Group, Inc.	10,114,984

221,990	Axis Capital Holdings Limited	9,829,717

182,984	CNA Financial Corporation	7,396,213

192,427	Endurance Specialty Holdings Limited	9,927,309

225,675	Loews Corporation	9,931,957

841,039	MS&AD Insurance Group Holdings Inc., Unsponsored ADR, (3)	10,117,699
	Total Insurance	67,264,714

	Leisure Equipment & Products – 1.4%

175,913	Arctic Cat, Inc.	6,934,490

	Machinery – 3.4%

187,794	AGCO Corporation	10,557,779

672,456	Vallourec SA, Sponsored ADR, (3)	6,005,032
	Total Machinery	16,562,811

	Media – 6.9%

688,756	Interpublic Group of Companies, Inc.	13,437,630

434,637	Time Inc., (2)	10,526,908

143,581	Time Warner Inc.	10,086,565
	Total Media	34,051,103

	Metals & Mining – 3.0%

278,804	Freeport-McMoRan Copper & Gold, Inc.	10,176,346

585,240	Yamana Gold Inc.	4,810,673
	Total Metals & Mining	14,987,019

	Oil, Gas & Consumable Fuels – 8.7%

433,395	Cabot Oil & Gas Corporation	14,796,105

114,881	Royal Dutch Shell PLC, Class B, Sponsored ADR	9,995,796

1,248,398	Talisman Energy Inc.	13,233,019

68,529	Total SA, Sponsored ADR	4,947,794
	Total Oil, Gas & Consumable Fuels	42,972,714

Nuveen Investments	65

Nuveen Tradewinds Value Opportunities Fund (continued)

Portfolio of Investments June 30, 2014

Shares	Description (1)			Value

	Pharmaceuticals – 6.5%

107,091	Bayer AG, Sponsored ADR, (3)			$15,128,745

164,961	Merck & Co. Inc.			9,542,995

83,187	Novartis AG, Sponsored ADR			7,530,919
	Total Pharmaceuticals			32,202,659

	Road & Rail – 2.6%

414,992	CSX Corporation			12,785,903

	Software – 3.1%

117,977	Oracle Corporation			4,781,608

463,131	Symantec Corporation			10,605,700
	Total Software			15,387,308

	Specialty Retail – 2.7%

169,504	Best Buy Co., Inc.			5,256,319

234,525	CST Brands Inc.			8,091,113
	Total Specialty Retail			13,347,432
	Total Long-Term Investments (cost $406,737,225)			480,169,947

Pricipal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.7%

$13,355	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $13,354,669, collateralized by $12,975,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $13,623,750	0.000%	7/01/14	$13,354,669
	Total Short-Term Investments (cost $13,354,669)			13,354,669
	Total Investments (cost $420,091,894) – 99.7%			493,524,616
	Other Assets Less Liabilities – 0.3%			1,237,820
	Net Assets – 100%			$494,762,436

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stocks classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements, Investment Valuation for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of

Assets and Liabilities	June 30, 2014

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Assets
Long-term investments, at value (cost $987,856, $1,382,262, $123,659,269, $476,325,119, $50,937,361, $234,817,394 and $406,737,225, respectively)	$1,018,365	$1,723,722	$165,804,994	$704,207,116	$64,776,766	$304,815,359	$480,169,947
Short-term investments, at value (cost approximates value)	—	—	429,804	10,994,065	1,365,340	21,081,242	13,354,669
Cash	20,273	16,099	30,702	131,330	—	—	71,627
Receivable for:
Dividends	541	2,765	87,527	647,908	37,668	120,061	647,840
From Advisor	9,103	2,929	—	—	—	—	—
Interest	—	300	—	—	—	—	—
Investments sold	4,518	—	617,395	3,281,612	433,896	5,146,327	4,970,829
Reclaims	315	657	—	—	—	—	67,040
Shares sold	—	—	102,342	3,270,602	107,396	1,770,109	120,218
Other assets	—	—	57,448	51,658	24,191	79,749	102,703
Total assets	1,053,115	1,746,472	167,130,212	722,584,291	66,745,257	333,012,847	499,504,873
Liabilities
Options written, at value (premiums received $—, $737, $—, $—, $—, $— and $—, respectively)	—	358	—	—	—	—	—
Payable for:
Dividends	—	14,474	—	—	—	—	—
Investments purchased	—	—	416,997	—	290,130	4,188,333	2,848,518
Shares redeemed	—	—	215,132	887,686	5,584	622,032	991,375
Accrued expenses:
Custodian fees	2,766	5,447	7,046	36,291	3,736	7,819	18,949
Management fees	—	—	124,691	408,949	58,259	242,840	329,937
Professional fees	12,229	13,710	13,242	23,438	12,971	14,809	19,918
Shareholder reporting fees	3,340	13,148	22,088	144,995	3,261	21,336	78,594
Shareholder servicing agent fees	164	100	60,435	463,985	18,802	33,309	219,387
Trustees fees	54	10	46,802	40,192	415	1,572	80,620
12b-1 distribution and service fees	52	506	49,501	23,724	4,858	24,570	152,327
Other	590	957	1,435	5,454	13,160	50,444	2,812
Total liabilities	19,195	48,710	957,369	2,034,714	411,176	5,207,064	4,742,437
Net assets	$1,033,920	$1,697,762	$166,172,843	$720,549,577	$66,334,081	$327,805,783	$494,762,436
Class A Shares
Net assets	$51,672	$351,181	$47,369,307	$66,451,812	$8,881,630	$51,477,319	$225,212,108
Shares outstanding	2,500	12,500	1,756,450	2,800,505	296,295	1,207,903	5,793,069
Net asset value (“NAV”) per share	$20.67	$28.09	$26.97	$23.73	$29.98	$42.62	$38.88
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$21.93	$29.80	$28.62	$25.18	$31.81	$45.22	$41.25
Class C Shares
Net assets	$51,575	$350,915	$46,826,525	$11,857,145	$3,431,652	$18,003,951	$124,325,997
Shares outstanding	2,500	12,500	1,841,164	515,237	121,268	450,310	3,288,299
NAV and offering price per share	$20.63	$28.07	$25.43	$23.01	$28.30	$39.98	$37.81
Class R3 Shares(1)
Net assets	—	$351,089	$255,708	$63,585	$769,306	$2,631,843	$4,800,296
Shares outstanding	—	12,500	9,583	2,689	26,162	62,099	123,484
NAV and offering price per share	—	$28.09	$26.68	$23.64	$29.41	$42.38	$38.87
Class R6 Shares
Net assets	—	—	—	—	—	$3,138,347	—
Shares outstanding	—	—	—	—	—	72,394	—
NAV and offering price per share	—	—	—	—	—	$43.35	—
Class I Shares
Net assets	$930,673	$644,577	$71,721,303	$642,177,035	$53,251,493	$252,554,323	$140,424,035
Shares outstanding	45,000	22,937	2,643,903	27,015,405	1,768,214	5,834,773	3,596,777
NAV and offering price per share	$20.68	$28.10	$27.13	$23.77	$30.12	$43.28	$39.04
Net assets consist of:
Capital paid-in	$999,846	$1,274,983	$343,341,544	$404,094,459	$77,388,038	$275,409,995	$362,100,751
Undistributed (Over-distribution of) net investment income	5,600	597	756,707	8,383,826	—	—	3,304,913
Accumulated net realized gain (loss)	(2,029)	80,307	(220,071,402)	80,188,050	(24,893,362)	(17,602,177)	55,924,050
Net unrealized appreciation (depreciation)	30,503	341,875	42,145,994	227,883,242	13,839,405	69,997,965	73,432,722
Net assets	$1,033,920	$1,697,762	$166,172,843	$720,549,577	$66,334,081	$327,805,783	$494,762,436
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$.01	$.01	$.01	$.01	$.01	$.01	$.01

(1)	Class R3 Shares of NWQ Global Equity Income are not available for public offering.

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of

Operations	Year Ended June 30, 2014

	NWQ Global Equity(1)	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Investment Income
Dividends (net of foreign tax withheld of $926, $2,600, $105,096, $707,025, $30,019, $6,135 and $419,312, respectively)	$7,893	$55,522	$2,787,079	$26,771,680	$480,381	$1,335,876	$12,207,509
Interest	62	664	18	596	18	95	224
Total investment income	7,955	56,186	2,787,097	26,772,276	480,399	1,335,971	12,207,733
Expenses
Management fees	2,032	10,563	1,276,328	9,672,499	445,941	1,996,508	4,219,136
12b-1 service fees – Class A(2)	31	835	145,088	157,316	18,176	52,034	622,551
12b-1 distribution and service fees – Class C	124	3,334	466,437	100,899	28,543	98,141	1,290,545
12b-1 distribution and service fees – Class R3(3)	—	1,668	1,200	292	2,813	8,263	22,999
Shareholder servicing agent fees and expenses	164	346	209,929	1,230,787	63,102	206,042	793,525
Custodian fees and expenses	4,485	23,385	37,740	209,473	20,609	42,537	120,869
Trustees fees and expenses	54	51	5,838	55,686	2,114	7,571	19,876
Professional fees	12,229	14,355	28,739	147,003	20,977	45,451	38,601
Shareholder reporting expenses	3,340	15,631	30,177	229,506	5,101	36,091	95,926
Federal and state registration fees	129	36	59,465	104,431	48,061	81,454	67,741
Other expenses	1,587	2,888	10,037	49,483	6,563	11,164	24,711
Total expenses before fee waiver/expense reimbursement	24,175	73,092	2,270,978	11,957,375	662,000	2,585,256	7,316,480
Fee waiver/expense reimbursement	(21,614)	(54,116)	—	—	—	—	—
Net expenses	2,561	18,976	2,270,978	11,957,375	662,000	2,585,256	7,316,480
Net investment income (loss)	5,394	37,210	516,119	14,814,901	(181,601)	(1,249,285)	4,891,253
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(1,977)	86,413	22,145,683	192,239,689	6,025,578	18,866,836	95,512,047
Options written	—	5,332	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	30,503	151,252	7,663,231	26,089,061	5,232,114	34,850,722	9,465,788
Options written	—	186	—	—	—	—	—
Net realized and unrealized gain (loss)	28,526	243,183	29,808,914	218,328,750	11,257,692	53,717,558	104,977,835
Net increase (decrease) in net assets from operations	$33,920	$280,393	$30,325,033	$233,143,651	$11,076,091	$52,468,273	$109,869,088

(1)	For the period April 1, 2014 (commencement of operations) through June 30, 2014.

(2)	Includes 12b-1 distribution and service fees incurred on NWQ Multi-Cap Value and Value Opportunities’ Class B Shares during the period. Class B Shares of NWQ Multi-Cap Value and Value Opportunities converted to Class A Shares at close of business on June 23, 2014. Class B Shares are no longer available through an exchange from other Nuveen mutual funds.

(3)	Class R3 Shares of Global Equity Income are not available for public offering.

See accompanying notes to financial statements.

68	Nuveen Investments

Statement of

Changes in Net Assets

	NWQ Global Equity	NWQ Global Equity Income
	For the Period 4/1/14 (commencement of operations) through 6/30/14	Year Ended 6/30/14	Year Ended 6/30/13
Operations
Net investment income (loss)	$5,394	$37,210	$15,959
Net realized gain (loss) from:
Investments and foreign currency	(1,977)	86,413	6,580
Options written	—	5,332	8,893
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	30,503	151,252	180,930
Options written	—	186	(838)
Net increase (decrease) in net assets from operations	33,920	280,393	211,524
Distributions to Shareholders
From net investment income:
Class A	—	(8,394)	(4,480)
Class B	—	—	—
Class C	—	(5,883)	(2,404)
Class R3(1)	—	(7,558)	(3,787)
Class R6	—	—	—
Class I	—	(14,730)	(5,174)
From accumulated net realized gains:
Class A	—	(7,595)	(475)
Class B	—	—	—
Class C	—	(7,595)	(475)
Class R3(1)	—	(7,595)	(475)
Class R6	—	—	—
Class I	—	(7,595)	(475)
Decrease in net assets from distributions to shareholders	—	(66,945)	(17,745)
Fund Share Transactions
Proceeds from sale of shares	1,000,000	275,000	—
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	5,493	—
	1,000,000	280,493	—
Cost of shares redeemed	—	—	—
Net increase (decrease) in net assets from Fund share transactions	1,000,000	280,493	—
Net increase (decrease) in net assets	1,033,920	493,941	193,779
Net assets at the beginning of period	—	1,203,821	1,010,042
Net assets at the end of period	$1,033,920	$1,697,762	$1,203,821
Undistributed (Over-distribution of) net investment income at the end of period	$5,600	$597	$324

(1)	Class R3 Shares of NWQ Global Equity Income are not available for public offering.

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of Changes in Net Assets (continued)

	NWQ Multi-Cap Value		NWQ Large-Cap Value
	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/14	Year Ended 6/30/13
Operations
Net investment income (loss)	$516,119	$632,718	$14,814,901	$13,471,351
Net realized gain (loss) from:
Investments and foreign currency	22,145,683	7,948,008	192,239,689	(4,505,737)
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	7,663,231	23,938,416	26,089,061	230,483,065
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	30,325,033	32,519,142	233,143,651	239,448,679
Distributions to Shareholders
From net investment income:
Class A	(156,230)	(170,290)	(449,919)	(387,543)
Class B	—	—	—	—
Class C	—	—	(1,884)	(6,290)
Class R3	(332)	(314)	(283)	(343)
Class R6	—	—	—	—
Class I	(382,951)	(427,097)	(14,278,803)	(11,584,222)
From accumulated net realized gains:
Class A	—	—	(1,136,271)	(134,102)
Class B	—	—	—	—
Class C	—	—	(186,258)	(19,357)
Class R3	—	—	(1,059)	(167)
Class R6	—	—	—	—
Class I	—	—	(27,219,216)	(3,074,540)
Decrease in net assets from distributions to shareholders	(539,513)	(597,701)	(43,273,693)	(15,206,564)
Fund Share Transactions
Proceeds from sale of shares	19,697,342	12,011,285	623,791,805	416,689,288
Proceeds from shares issued to shareholders due to reinvestment of distributions	485,452	577,258	42,843,167	14,754,149
	20,182,794	12,588,543	666,634,972	431,443,437
Cost of shares redeemed	(36,822,329)	(61,630,783)	(1,425,000,267)	(474,938,667)
Net increase (decrease) in net assets from Fund share transactions	(16,639,535)	(49,042,240)	(758,365,295)	(43,495,230)
Net increase (decrease) in net assets	13,145,985	(17,120,799)	(568,495,337)	180,746,885
Net assets at the beginning of period	153,026,858	170,147,657	1,289,044,914	1,108,298,029
Net assets at the end of period	$166,172,843	$153,026,858	$720,549,577	$1,289,044,914
Undistributed (Over-distribution of) net investment income at the end of period	$756,707	$489,931	$8,383,826	$8,147,486

See accompanying notes to financial statements.

70	Nuveen Investments

	NWQ Small/Mid-Cap Value		NWQ Small-Cap Value
	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/14	Year Ended 6/30/13
Operations
Net investment income (loss)	$(181,601)	$(15,251)	$(1,249,285)	$(243,425)
Net realized gain (loss) from:
Investments and foreign currency	6,025,578	1,012,300	18,866,836	7,450,963
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	5,232,114	6,199,035	34,850,722	23,838,808
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	11,076,091	7,196,084	52,468,273	31,046,346
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Class I	—	—	—	—
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	—	—	—	—
Fund Share Transactions
Proceeds from sale of shares	30,466,188	18,968,827	178,774,306	56,734,383
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
	30,466,188	18,968,827	178,774,306	56,734,383
Cost of shares redeemed	(14,160,973)	(9,163,343)	(58,870,293)	(35,047,864)
Net increase (decrease) in net assets from Fund share transactions	16,305,215	9,805,484	119,904,013	21,686,519
Net increase (decrease) in net assets	27,381,306	17,001,568	172,372,286	52,732,865
Net assets at the beginning of period	38,952,775	21,951,207	155,433,497	102,700,632
Net assets at the end of period	$66,334,081	$38,952,775	$327,805,783	$155,433,497
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments	71

Statement of Changes in Net Assets (continued)

	Value Opportunities
	Year Ended 6/30/14	Year Ended 6/30/13
Operations
Net investment income (loss)	$4,891,253	$3,950,570
Net realized gain (loss) from:
Investments and foreign currency	95,512,047	36,781,900
Options written	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	9,465,788	96,620,119
Options written	—	—
Net increase (decrease) in net assets from operations	109,869,088	137,352,589
Distributions to Shareholders
From net investment income:
Class A(1)	(2,477,660)	(11,825,093)
Class B	—	(94,428)
Class C	(416,572)	(4,580,445)
Class R3	(36,335)	(193,408)
Class R6	—	—
Class I	(2,165,005)	(9,138,482)
From accumulated net realized gains:
Class A(1)	(6,960,291)	—
Class B	—	—
Class C	(3,810,854)	—
Class R3	(130,445)	—
Class R6	—	—
Class I	(4,910,679)	—
Decrease in net assets from distributions to shareholders	(20,907,841)	(25,831,856)
Fund Share Transactions
Proceeds from sale of shares	46,151,077	59,664,619
Proceeds from shares issued to shareholders due to reinvestment of distributions	18,648,941	22,528,176
	64,800,018	82,192,795
Cost of shares redeemed	(218,096,875)	(762,560,972)
Net increase (decrease) in net assets from Fund share transactions	(153,296,857)	(680,368,177)
Net increase (decrease) in net assets	(64,335,610)	(568,847,444)
Net assets at the beginning of period	559,098,046	1,127,945,490
Net assets at the end of period	$494,762,436	$559,098,046
Undistributed (Over-distribution of) net investment income at the end of period	$3,304,913	$3,509,232

(1)	Includes distributions to shareholders of Value Opportunities’ Class B Shares during the period. Class B Shares of Value Opportunities converted to Class A Shares at close of business on June 23, 2014. Class B Shares are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

72	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	73

Financial

Highlights

NWQ Global Equity Fund

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/14)
2014(d)	$20.00	$0.10	$0.57	$0.67	$—	$—	$—	$20.67
Class C (4/14)
2014(d)	20.00	0.06	0.57	0.63	—	—	—	20.63
Class I (4/14)
2014(d)	20.00	0.11	0.57	0.68	—	—	—	20.68

74	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

3.35%	$52	9.90	%*	(6.70	)%*	1.22	%*	1.98	%*	11%

3.15	52	10.64	*	(7.45	)*	1.97	*	1.22	*	11

3.40	931	9.64	*	(6.45	)*	.97	*	2.23	*	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (continued)

NWQ Global Equity Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/09)
2014	$24.08	$0.69	$4.60	$5.29	$(0.67)	$(0.61)	$(1.28)	$28.09
2013	20.20	0.36	3.92	4.28	(0.36)	(0.04)	(0.40)	24.08
2012	23.57	0.39	(1.40)	(1.01)	(0.39)	(1.97)	(2.36)	20.20
2011	19.81	0.34	4.61	4.95	(0.36)	(0.83)	(1.19)	23.57
2010(d)	20.00	0.30	(0.19)	0.11	(0.30)	—	(0.30)	19.81
Class C (9/09)
2014	24.07	0.49	4.59	5.08	(0.47)	(0.61)	(1.08)	28.07
2013	20.19	0.19	3.92	4.11	(0.19)	(0.04)	(0.23)	24.07
2012	23.56	0.23	(1.40)	(1.17)	(0.23)	(1.97)	(2.20)	20.19
2011	19.80	0.17	4.61	4.78	(0.19)	(0.83)	(1.02)	23.56
2010(d)	20.00	0.18	(0.20)	(0.02)	(0.18)	—	(0.18)	19.80
Class R3 (9/09)(f)
2014	24.08	0.63	4.59	5.22	(0.60)	(0.61)	(1.21)	28.09
2013	20.20	0.31	3.91	4.22	(0.30)	(0.04)	(0.34)	24.08
2012	23.57	0.33	(1.39)	(1.06)	(0.34)	(1.97)	(2.31)	20.20
2011	19.80	0.29	4.62	4.91	(0.31)	(0.83)	(1.14)	23.57
2010(d)	20.00	0.26	(0.20)	0.06	(0.26)	—	(0.26)	19.80
Class I (9/09)
2014	24.08	0.89	4.48	5.37	(0.74)	(0.61)	(1.35)	28.10
2013	20.21	0.42	3.90	4.32	(0.41)	(0.04)	(0.45)	24.08
2012	23.57	0.44	(1.39)	(0.95)	(0.44)	(1.97)	(2.41)	20.21
2011	19.81	0.40	4.61	5.01	(0.42)	(0.83)	(1.25)	23.57
2010(d)	20.00	0.35	(0.20)	0.15	(0.34)	—	(0.34)	19.81

76	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

22.28%	$351	4.86%		(1.12)%	1.16%		2.58%		49%
21.33	301	5.17		(2.42)	1.12		1.63		44
(3.57)	253	4.16		(1.19)	1.13		1.85		32
25.34	295	5.29		(2.65)	1.13		1.51		44
0.48	248	3.79	*	(0.82)*	1.14	*	1.83	*	24

21.36	351	5.61		(1.87)	1.91		1.83		49
20.45	301	5.92		(3.17)	1.87		0.88		44
(4.30)	252	4.91		(1.94)	1.88		1.09		32
24.43	294	6.04		(3.40)	1.88		0.76		44
(0.14)	248	4.54	*	(1.57)*	1.89	*	1.08	*	24

21.99	351	5.11		(1.34)	1.41		2.37		49
21.04	301	5.42		(2.67)	1.37		1.38		44
(3.81)	253	4.42		(1.45)	1.38		1.59		32
25.09	295	5.54		(2.90)	1.38		1.26		44
0.24	248	4.04	*	(1.07)*	1.39	*	1.58	*	24

22.63	645	4.79		(0.55)	0.92		3.31		49
21.57	301	4.92		(2.17)	0.87		1.88		44
(3.28)	253	3.91		(0.94)	0.88		2.10		32
25.64	295	5.04		(2.40)	0.88		1.76		44
0.67	248	3.54	*	(0.57)*	0.89	*	2.08	*	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 15, 2009 (commencement of operations) through June 30, 2010.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Class R3 Shares are not available for public offering.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (continued)

NWQ Multi-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (12/02)
2014	$22.36	$0.10	$4.60	$4.70	$(0.09)	$—	$—	$(0.09)	$26.97
2013	18.29	0.11	4.04	4.15	(0.08)	—	—	(0.08)	22.36
2012	19.11	0.04	(0.86)	(0.82)	—	—	—	—	18.29
2011	14.73	(0.02)	4.40	4.38	—	—	—	—	19.11
2010	12.22	(0.06)	2.61	2.55	(0.03)	—	(0.01)	(0.04)	14.73
Class C (12/02)
2014	21.17	(0.07)	4.33	4.26	—	—	—	—	25.43
2013	17.38	(0.04)	3.83	3.79	—	—	—	—	21.17
2012	18.29	(0.09)	(0.82)	(0.91)	—	—	—	—	17.38
2011	14.21	(0.14)	4.22	4.08	—	—	—	—	18.29
2010	11.84	(0.16)	2.53	2.37	—	—	—	—	14.21
Class R3 (8/08)
2014	22.13	0.05	4.53	4.58	(0.03)	—	—	(0.03)	26.68
2013	18.11	0.06	4.00	4.06	(0.04)	—	—	(0.04)	22.13
2012	18.96	— *	(0.85)	(0.85)	—	—	—	—	18.11
2011	14.66	(0.06)	4.36	4.30	—	—	—	—	18.96
2010	12.16	(0.08)	2.59	2.51	(0.01)	—	— *	(0.01)	14.66
Class I (11/97)
2014	22.48	0.18	4.62	4.80	(0.15)	—	—	(0.15)	27.13
2013	18.40	0.16	4.05	4.21	(0.13)	—	—	(0.13)	22.48
2012	19.17	0.07	(0.84)	(0.77)	—	—	—	—	18.40
2011	14.74	0.03	4.40	4.43	—	—	—	—	19.17
2010	12.22	(0.01)	2.60	2.59	(0.05)	—	(0.02)	(0.07)	14.74

78	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

21.04%	$47,369	1.28%	0.42%	37%
22.78	42,362	1.31	0.55	22
(4.29)	42,089	1.32	0.20	37
29.74	61,438	1.38	(0.10)	24
20.85	61,514	1.47	(0.38)	34

20.12	46,827	2.03	(0.30)	37
21.81	45,408	2.06	(0.20)	22
(4.98)	51,646	2.06	(0.54)	37
28.71	71,116	2.13	(0.84)	24
20.02	71,209	2.21	(1.13)	34

20.72	256	1.53	0.21	37
22.43	204	1.56	0.30	22
(4.48)	153	1.57	(0.01)	37
29.33	156	1.63	(0.32)	24
20.62	202	1.65	(0.55)	34

21.38	71,721	1.03	0.71	37
23.01	60,074	1.06	0.79	22
(4.02)	67,250	1.07	0.41	37
30.05	218,673	1.13	0.18	24
21.18	222,707	1.18	(0.08)	34

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial Highlights (continued)

NWQ Large-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2014	$20.32	$0.19	$3.79	$3.98	$(0.16)	$(0.41)	$(0.57)	$23.73
2013	16.84	0.17	3.51	3.68	(0.15)	(0.05)	(0.20)	20.32
2012	18.56	0.14	(1.64)	(1.50)	(0.01)	(0.21)	(0.22)	16.84
2011	14.73	0.03	3.83	3.86	(0.03)	—	(0.03)	18.56
2010	12.71	0.03	1.99	2.02	—	—	—	14.73
Class C (12/06)
2014	19.73	0.02	3.67	3.69	—	(0.41)	(0.41)	23.01
2013	16.36	0.03	3.41	3.44	(0.02)	(0.05)	(0.07)	19.73
2012	18.15	0.01	(1.59)	(1.58)	—	(0.21)	(0.21)	16.36
2011	14.49	(0.09)	3.75	3.66	—	—	—	18.15
2010	12.60	(0.08)	1.97	1.89	—	—	—	14.49
Class R3 (9/09)
2014	20.25	0.13	3.78	3.91	(0.11)	(0.41)	(0.52)	23.64
2013	16.79	0.12	3.49	3.61	(0.10)	(0.05)	(0.15)	20.25
2012	18.53	0.09	(1.62)	(1.53)	—	(0.21)	(0.21)	16.79
2011	14.71	(0.01)	3.83	3.82	—	—	—	18.53
2010(c)	15.24	— **	(.53)	(.53)	—	—	—	14.71
Class I (12/06)
2014	20.35	0.24	3.80	4.04	(0.21)	(0.41)	(0.62)	23.77
2013	16.87	0.21	3.51	3.72	(0.19)	(0.05)	(0.24)	20.35
2012	18.59	0.22	(1.67)	(1.45)	(0.06)	(0.21)	(0.27)	16.87
2011	14.75	0.08	3.83	3.91	(0.07)	—	(0.07)	18.59
2010	12.72	0.08	1.97	2.05	(0.02)	—	(0.02)	14.75

80	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

19.80%	$66,452	1.08%		0.85%	45%
22.04	55,055	1.07		0.91	16
(7.99)	39,940	1.11		0.84	35
26.22	26,143	1.20		0.19	27
15.89	13,820	1.32		0.20	15

18.90	11,857	1.83		0.11	45
21.08	8,053	1.82		0.15	16
(8.64)	6,903	1.86		0.04	35
25.26	8,660	1.95		(0.55)	27
15.00	4,665	2.07		(0.55)	15

19.50	64	1.33		0.59	45
21.68	53	1.32		0.64	16
(8.19)	55	1.36		0.55	35
25.97	61	1.45		(0.06)	27
(3.48)	48	1.58	*	(0.02)*	15

20.10	642,177	0.83		1.06	45
22.31	1,225,884	0.82		1.15	16
(7.73)	1,061,400	0.85		1.29	35
26.54	400,859	0.95		0.45	27
16.13	253,558	1.08		0.53	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial Highlights (continued)

NWQ Small/Mid-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2014	$24.50	$(0.12)	$5.60	$5.48	$—	$—	$—	$29.98
2013	19.63	(0.04)	4.91	4.87	—	—	—	24.50
2012	19.91	(0.09)	(0.19)	(0.28)	—	—	—	19.63
2011	14.32	(0.09)	5.68	5.59	—	—	—	19.91
2010	11.05	(0.09)	3.36	3.27	—	—	—	14.32
Class C (12/06)
2014	23.30	(0.33)	5.33	5.00	—	—	—	28.30
2013	18.81	(0.20)	4.69	4.49	—	—	—	23.30
2012	19.22	(0.23)	(0.18)	(0.41)	—	—	—	18.81
2011	13.93	(0.22)	5.51	5.29	—	—	—	19.22
2010	10.83	(0.19)	3.29	3.10	—	—	—	13.93
Class R3 (9/09)
2014	24.09	(0.20)	5.52	5.32	—	—	—	29.41
2013	19.36	(0.09)	4.82	4.73	—	—	—	24.09
2012	19.68	(0.13)	(0.19)	(0.32)	—	—	—	19.36
2011	14.19	(0.13)	5.62	5.49	—	—	—	19.68
2010(d)	13.53	(0.09)	0.75	.66	—	—	—	14.19
Class I (12/06)
2014	24.55	(0.06)	5.63	5.57	—	—	—	30.12
2013	19.62	0.01	4.92	4.93	—	—	—	24.55
2012	19.85	(0.04)	(0.19)	(0.23)	—	—	—	19.62
2011	14.24	(0.05)	5.66	5.61	—	—	—	19.85
2010	10.96	(0.05)	3.33	3.28	—	—	—	14.24

82	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

22.33%	$8,882	1.31%		(0.45)%	1.31%		(0.45)%	48%
24.81	5,066	1.32		(0.21)	1.32		(0.20)	49
(1.41)	4,671	1.58		(0.72)	1.33		(0.46)	54
39.13	5,261	1.88		(1.04)	1.33		(0.50)	46
29.50	3,267	2.32		(1.51)	1.44		(0.63)	64

21.46	3,432	2.05		(1.24)	2.05		(1.24)	48
23.87	2,245	2.07		(0.96)	2.07		(0.96)	49
(2.13)	1,928	2.36		(1.49)	2.08		(1.21)	54
38.07	1,202	2.62		(1.80)	2.08		(1.26)	46
28.53	636	3.11		(2.29)	2.19		(1.37)	64

22.04	769	1.56		(0.73)	1.56		(0.73)	48
24.43	470	1.58		(0.44)	1.57		(0.43)	49
(1.63)	202	1.87		(1.00)	1.58		(0.70)	54
38.69	73	2.13		(1.29)	1.58		(0.74)	46
4.88	52	2.54	*	(1.67)*	1.69	*	(0.81)*	64

22.65	53,251	1.05		(0.23)	1.05		(0.23)	48
25.13	31,172	1.09		0.04	1.07		0.06	49
(1.16)	15,150	1.34		(0.47)	1.08		(0.20)	54
39.40	14,803	1.62		(0.80)	1.08		(0.26)	46
29.93	7,279	2.09		(1.26)	1.19		(0.36)	64

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (continued)

NWQ Small-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2014	$33.14	$(0.29)	$9.77	$9.48	$—	$—	$—	$42.62
2013	26.01	(0.12)	7.25	7.13	—	—	—	33.14
2012	25.22	(0.17)	0.96	0.79	—	—	—	26.01
2011	18.30	(0.18)	7.10	6.92	—	—	—	25.22
2010	14.14	(0.10)	4.27	4.17	(0.01)	—	(0.01)	18.30
Class C (12/04)
2014	31.33	(0.55)	9.20	8.65	—	—	—	39.98
2013	24.77	(0.31)	6.87	6.56	—	—	—	31.33
2012	24.20	(0.34)	0.91	0.57	—	—	—	24.77
2011	17.68	(0.35)	6.87	6.52	—	—	—	24.20
2010	13.76	(0.21)	4.13	3.92	—	—	—	17.68
Class R3 (9/09)
2014	33.04	(0.40)	9.74	9.34	—	—	—	42.38
2013	25.99	(0.24)	7.29	7.05	—	—	—	33.04
2012	25.26	(0.23)	0.96	0.73	—	—	—	25.99
2011	18.37	(0.25)	7.14	6.89	—	—	—	25.26
2010(d)	18.07	(0.08)	.38	0.30	—	—	—	18.37
Class R6 (2/13)
2014	33.60	(0.16)	9.91	9.75	—	—	—	43.35
2013(e)	31.19	(0.10)	2.51	2.41	—	—	—	33.60
Class I (12/04)
2014	33.58	(0.20)	9.90	9.70	—	—	—	43.28
2013	26.29	(0.04)	7.33	7.29	—	—	—	33.58
2012	25.42	(0.11)	0.98	0.87	—	—	—	26.29
2011	18.40	(0.14)	7.16	7.02	—	—	—	25.42
2010	14.21	(0.04)	4.28	4.24	(0.05)	—	(0.05)	18.40

84	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(f)

28.61%	$51,477	1.36%		(0.73)%	1.36%		(0.73)%	49%
27.41	10,229	1.38		(0.40)	1.38		(0.40)	41
3.09	7,107	1.45		(0.68)	1.45		(0.68)	44
37.94	7,365	1.43		(0.82)	1.43		(0.82)	51
29.41	7,009	1.47		(0.56)	1.45		(0.54)	58

27.61	18,004	2.11		(1.50)	2.11		(1.50)	49
26.48	5,739	2.12		(1.12)	2.12		(1.12)	41
2.36	4,308	2.19		(1.43)	2.19		(1.43)	44
36.96	4,401	2.18		(1.58)	2.18		(1.58)	51
28.42	3,494	2.21		(1.23)	2.19		(1.21)	58

28.27	2,632	1.61		(1.01)	1.61		(1.01)	49
27.13	715	1.68		(0.78)	1.68		(0.78)	41
2.85	72	1.69		(0.93)	1.69		(0.93)	44
37.64	75	1.68		(1.08)	1.68		(1.08)	51
1.60	51	1.68	*	(0.57)*	1.68	*	(0.57)*	58

29.02	3,138	1.02		(0.42)	1.02		(0.42)	49
7.73	2,092	1.10	*	(0.82)*	1.10	*	(0.82)*	41

28.89	252,554	1.11		(0.50)	1.11		(0.50)	49
27.73	136,659	1.12		(0.14)	1.12		(0.14)	41
3.38	91,213	1.19		(0.43)	1.19		(0.43)	44
38.28	85,136	1.18		(0.58)	1.18		(0.58)	51
29.74	74,824	1.21		(0.23)	1.19		(0.21)	58

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
(e)	For the period February 15, 2013 (commencement of operations) through June 30, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (continued)

Value Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2014	$32.96	$0.36	$6.97	$7.33	$(0.37)	$(1.04)	$(1.41)	$38.88
2013	28.51	0.18	5.40	5.58	(1.13)	—	(1.13)	32.96
2012	35.58	0.34	(4.64)	(4.30)	(0.75)	(2.02)	(2.77)	28.51
2011	29.76	0.23	7.26	7.49	(0.51)	(1.16)	(1.67)	35.58
2010	24.17	0.13	5.46	5.59	—	—	—	29.76
Class C (12/04)
2014	32.10	0.10	6.76	6.86	(0.11)	(1.04)	(1.15)	37.81
2013	27.76	(0.04)	5.26	5.22	(0.88)	—	(.88)	32.10
2012	34.68	0.13	(4.55)	(4.42)	(0.48)	(2.02)	(2.50)	27.76
2011	29.06	(0.03)	7.07	7.04	(0.26)	(1.16)	(1.42)	34.68
2010	23.77	(0.09)	5.38	5.29	—	—	—	29.06
Class R3 (8/08)
2014	32.96	0.28	6.95	7.23	(0.28)	(1.04)	(1.32)	38.87
2013	28.51	0.12	5.39	5.51	(1.06)	—	(1.06)	32.96
2012	35.57	0.30	(4.67)	(4.37)	(0.67)	(2.02)	(2.69)	28.51
2011	29.76	0.17	7.23	7.40	(0.43)	(1.16)	(1.59)	35.57
2010	24.23	0.07	5.46	5.53	—	—	—	29.76
Class I (12/04)
2014	33.09	0.45	6.99	7.44	(0.45)	(1.04)	(1.49)	39.04
2013	28.62	0.26	5.42	5.68	(1.21)	—	(1.21)	33.09
2012	35.72	0.42	(4.66)	(4.24)	(0.84)	(2.02)	(2.86)	28.62
2011	29.87	0.31	7.29	7.60	(0.59)	(1.16)	(1.75)	35.72
2010	24.19	0.20	5.48	5.68	—	—	—	29.87

86	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

22.67%	$225,212	1.25%	1.01%	1.25%	1.01%	107%
20.08	244,827	1.35	0.60	1.35	0.60	84
(12.46)	492,397	1.17	1.05	1.17	1.05	97
25.31	1,291,888	1.20	0.65	1.20	0.65	77
23.13	658,037	1.43	0.44	1.43	0.44	48

21.75	124,326	2.00	0.27	2.00	0.27	107
19.15	130,098	2.09	(0.13)	2.09	(0.13)	84
(13.11)	224,079	1.91	0.40	1.91	0.40	97
24.39	436,074	1.95	(0.07)	1.95	(0.07)	77
22.25	192,332	2.19	(0.31)	2.19	(0.31)	48

22.36	4,800	1.50	0.78	1.50	0.78	107
19.77	4,503	1.58	0.38	1.58	0.38	84
(12.67)	6,298	1.40	0.93	1.40	0.93	97
25.00	6,880	1.45	0.49	1.45	0.49	77
22.82	1,444	1.71	0.22	1.71	0.22	48

22.95	140,424	0.99	1.25	0.99	1.25	107
20.39	176,899	1.09	0.84	1.09	0.84	84
(12.27)	400,383	0.92	1.28	0.92	1.28	97
25.64	1,749,117	0.95	0.91	0.95	0.91	77
23.48	1,046,939	1.18	0.69	1.18	0.69	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	87

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Global Equity Fund (“NWQ Global Equity”), Nuveen NWQ Global Equity Income Fund, formerly Nuveen NWQ Equity Income Fund (“NWQ Global Equity Income”), Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Value Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust in 1996. NWQ Global Equity commenced operations on April 1, 2014.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements for NWQ Global Equity, NWQ Global Equity Income, NWQ Multi-Cap Value, NWQ Large-Cap Value, NWQ Small/Mid-Cap Value and NWQ Small-Cap Value with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, and for Tradewinds Value Opportunities with Tradewinds Global Investors, LLC (“Tradewinds”), an affiliate of Nuveen, under which NWQ and Tradewinds manage the investment portfolios for their respective Funds.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/ Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objective or policies.

Class B Shares

During the current fiscal period, NWQ Multi-Cap Value and Value Opportunities offered Class B Shares. Effective at the close of business on June 23, 2014, Class B Shares of NWQ Multi-Cap Value and Value Opportunities converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Investment Objectives and Principal Investment Strategies

NWQ Global Equity’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small- and mid-capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards in an attempt to manage market or business risk, enhance the Fund’s return or hedge against adverse movements in currency exchange rates.

NWQ Global Equity Income’s investment objective is to provide high current income and long-term capital appreciation. During the period July 1, 2013 through December 12, 2013, under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund invested primarily in income producing common stocks, but could also invest in preferred securities, convertible securities and corporate debt securities. The Fund could also write covered call options on securities in which the Fund

88	Nuveen Investments

held a long position. The Fund could invest up to 20% of its net assets in fixed-income securities, including up to 10% of its net assets in below investment-grade debt securities, commonly referred to as “high yield,” “high risk” or “junk” bonds. The Fund could also invest up to 25% of its net assets in non-U.S. securities, including up to 10% of its net assets in securities of companies located in emerging markets. Effective December 13, 2013, the Fund’s principal investment strategy was changed to allow the Fund to invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. securities and will invest in securities of at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards, in an attempt to manage market or business risk, enhance the Fund’s return or hedge against adverse movements in currency exchange rates. Concurrent with these changes, effective December 13, 2013, the Fund changed its name from Nuveen NWQ Equity Income Fund.

NWQ Multi-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with large, medium and small capitalizations. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

NWQ’s Large-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Value Index. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

NWQ Small/Mid-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500® Value Index. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

NWQ Small-Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in either the Russell 2000® Value Index or the Standard & Poor’s SmallCap 600 Index. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Value Opportunities’ investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 15% of its net assets in equity securities of companies located in emerging market countries.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of June 30, 2014, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Nuveen Investments	89

Notes to Financial Statements (continued)

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in prior reporting period such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders at least annually (except for NWQ Global Equity Income, which are declared and distributed to shareholders quarterly). Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. NWQ Multi-Cap Value and Value Opportunities issued Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares were not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incurred a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares were held by the investor (CDSC was reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Class R3 Shares of NWQ Global Equity Income are not available for public offering.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees and expenses” on the Statement of Operations and are prorated among the classes based on the relative net assets of each class, and are not charged to Class R6 Shares.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

As of June 30, 2014, the Funds were invested in repurchase agreements that are subject to netting agreements and further described in Note 3 –Portfolio Securities and Investments in Derivatives.

90	Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Nuveen funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

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Notes to Financial Statements (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NWQ Global Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,018,365	$—	$—	$1,018,365

NWQ Global Equity Income
Long-Term Investments*:
Common Stocks	$1,683,623	$—	$—	$1,683,623
Convertible Preferred Securities	12,728	—	—	12,728
$25 Par (or similar) Retail Preferred	15,131	—	—	15,131
$1,000 Par (or similar) Institutional Preferred	—	12,240	—	12,240
Investments in Derivatives:
Options Written	(358)	—	—	(358)
Total	$1,711,124	$12,240	$—	$1,723,364

NWQ Multi-Cap Value
Long-Term Investments*:
Common Stocks	$165,804,994	$—	$—	$165,804,994
Short-Term Investments:
Repurchase Agreements	—	429,804	—	429,804
Total	$165,804,994	$429,804	$—	$166,234,798

NWQ Large-Cap Value
Long-Term Investments*:
Common Stocks	$704,207,116	$—	$—	$704,207,116
Short-Term Investments:
Repurchase Agreements	—	10,994,065	—	10,994,065
Total	$704,207,116	$10,994,065	$—	$715,201,181

NWQ Small/Mid-Cap Value
Long-Term Investments*:
Common Stocks	$64,776,766	$—	$—	$64,776,766
Short-Term Investments:
Repurchase Agreements	—	1,365,340	—	1,365,340
Total	$64,776,766	$1,365,340	$—	$66,142,106

NWQ Small-Cap Value
Long-Term Investments*:
Common Stocks	$304,815,359	$—	$—	$304,815,359
Short-Term Investments:
Repurchase Agreements	—	21,081,242	—	21,081,242
Total	$304,815,359	$21,081,242	$—	$325,896,601

92	Nuveen Investments

Value Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$434,381,340	$45,788,607	$—	$480,169,947
Short-Term Investments:
Repurchase Agreements	—	13,354,669	—	13,354,669
Total	$434,381,340	$59,143,276	$—	$493,524,616
*	Refer to the Fund’s Portfolio of Investments for industry classifications and a breakdown of Common Stocks classified as Level 2, where applicable.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	93

Notes to Financial Statements (continued)

NWQ Global Equity, NWQ Global Equity Income and Value Opportunities invest in non-U.S. securities. As of June 30, 2014, each Fund’s investments in non-U.S. securities were as follows:

NWQ Global Equity	Value	% of Net Assets
Country:
Japan	$106,980	10.3%
Germany	85,323	8.2
Canada	56,589	5.5
Switzerland	52,962	5.1
France	36,895	3.6
Netherlands	36,056	3.5
Israel	31,718	3.1
Norway	25,392	2.5
Sweden	21,150	2.0
Spain	18,254	1.8
Total non-U.S. securities	$471,319	45.6%

NWQ Global Equity Income	Value	% of Net Assets
Country:
United Kingdom	$145,583	8.6%
Germany	123,387	7.3
France	94,676	5.6
Switzerland	78,786	4.6
Canada	61,632	3.6
Japan	53,011	3.1
Israel	52,730	3.1
Netherlands	52,262	3.1
Sweden	35,048	2.1
Denmark	26,908	1.6
Other countries*	30,547	1.7
Total non-U.S. securities	$754,570	44.4%
*	Includes all other countries less than $26,908.

Value Opportunities	Value	% of Net Assets
Country:
Canada	$32,804,002	6.6%
Japan	19,964,549	4.0
Netherlands	15,252,350	3.1
Denmark	15,128,746	3.1
Switzerland	14,974,647	3.0
France	10,952,826	2.2
United Kingdom	7,584,796	1.5
Belgium	4,690,281	1.0
Total non-U.S. securities	$121,352,197	24.5%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable.

94	Nuveen Investments

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NWQ Multi-Cap Value	Fixed Income Clearing Corporation	$429,804	$(429,804)	$—
NWQ Large-Cap Value	Fixed Income Clearing Corporation	10,994,065	(10,994,065)	—
NWQ Small/Mid-Cap Value	Fixed Income Clearing Corporation	1,365,340	(1,365,340)	—
NWQ Small-Cap Value	Fixed Income Clearing Corporation	21,081,242	(21,081,242)	—
Value Opportunities	Fixed Income Clearing Corporation	13,354,669	(13,354,669)	—
*	As of June 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolios of Investments for details on the repurchase agreements.

Investments in Derivatives

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended June 30, 2014, NWQ Global Equity Income wrote covered call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential. The average notional amount of outstanding options written during the fiscal year ended June 30, 2014, was as follows:

NWQ Global Equity Income
Average notional amount of outstanding options written*	$(21,720)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all options held by the Fund as of June 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statements of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
NWQ Global Equity Income
Equity price	Options	—	$—	Options written, at value	$(358)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options contracts on the Statement of Operations during the fiscal year ended June 30, 2014, as well as the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
NWQ Global Equity Income	Equity price	Options	$5,332	$186

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Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	NWQ Global Equity
	For the Period 4/1/14 (commencement of operations) through 6/30/14
	Shares	Amount
Shares sold:
Class A	2,500	$50,000
Class C	2,500	50,000
Class I	45,000	900,000
Net increase (decrease)	50,000	$1,000,000

NWQ Global Equity Income
	Year Ended 6/30/14		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	10,240	275,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	197	5,493	—	—
	10,437	280,493	—	—
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Net increase (decrease)	10,437	$280,493	—	$—

96	Nuveen Investments

	NWQ Multi-Cap Value
	Year Ended 6/30/14		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	193,963	$4,802,089	232,570	$4,660,521
Class A – automatic conversion of Class B Shares	89,102	2,404,878	18,247	358,537
Class C	58,921	1,388,617	33,949	658,842
Class R3	1,231	29,791	1,742	32,282
Class I	441,328	11,071,967	315,504	6,301,103
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,488	140,449	8,047	152,175
Class B	—	—	2,288	42,148
Class C	—	—	—	—
Class R3	7	178	10	184
Class I	13,418	344,825	20,155	382,751
	803,458	20,182,794	632,512	12,588,543
Shares redeemed:
Class A	(426,693)	(10,549,008)	(664,856)	(13,244,634)
Class B	(140,737)	(3,264,307)	(266,373)	(4,975,090)
Class B – automatic conversion to Class A Shares	(94,451)	(2,404,878)	(19,230)	(358,537)
Class C	(362,718)	(8,508,388)	(861,225)	(16,195,238)
Class R3	(893)	(22,846)	(951)	(17,613)
Class I	(482,700)	(12,072,902)	(1,319,426)	(26,839,671)
	(1,508,192)	(36,822,329)	(3,132,061)	(61,630,783)
Net increase (decrease)	(704,734)	$(16,639,535)	(2,499,549)	$(49,042,240)

	NWQ Large-Cap Value
	Year Ended 6/30/14		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,526,051	$33,400,013	1,942,270	$35,838,727
Class C	173,309	3,695,980	94,895	1,726,632
Class R3	16	373	—	—
Class I	26,726,233	586,695,439	20,495,221	379,123,929
Shares issued to shareholders due to reinvestment of distributions:
Class A	71,231	1,557,266	29,241	511,514
Class C	8,436	177,046	1,362	23,158
Class R3	62	1,343	30	522
Class I	1,872,820	41,107,512	812,183	14,218,955
	30,378,158	666,634,972	23,375,202	431,443,437
Shares redeemed:
Class A	(1,506,361)	(33,298,575)	(1,633,220)	(30,311,637)
Class C	(74,667)	(1,597,633)	(110,107)	(1,944,097)
Class R3	—	—	(700)	(13,504)
Class I	(61,816,758)	(1,390,104,059)	(23,987,938)	(442,669,429)
	(63,397,786)	(1,425,000,267)	(25,731,965)	(474,938,667)
Net increase (decrease)	(33,019,628)	$(758,365,295)	(2,356,763)	$(43,495,230)

Nuveen Investments	97

Notes to Financial Statements (continued)

	NWQ Small/Mid-Cap Value
	Year Ended 6/30/14		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	235,896	$6,563,476	54,759	$1,177,332
Class C	40,311	1,062,267	36,604	764,257
Class R3	18,418	512,900	14,610	302,550
Class I	831,459	22,327,545	795,372	16,724,688
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	1,126,084	30,466,188	901,345	18,968,827
Shares redeemed:
Class A	(146,387)	(4,127,009)	(85,854)	(1,823,291)
Class C	(15,381)	(397,248)	(42,745)	(888,273)
Class R3	(11,764)	(304,945)	(5,553)	(120,266)
Class I	(332,870)	(9,331,771)	(297,820)	(6,331,513)
	(506,402)	(14,160,973)	(431,972)	(9,163,343)
Net increase (decrease)	619,682	$16,305,215	469,373	$9,805,484

	NWQ Small-Cap Value
	Year Ended 6/30/14		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,028,165	$41,025,021	220,346	$6,470,599
Class C	310,482	11,608,369	59,767	1,698,662
Class R3	55,990	2,156,946	22,719	705,900
Class R6 – exchange from Class R3 Shares	21,942	861,128	62,181	2,078,143
Class R6 – exchange from Class R3 Shares	—	—	802	25,000
Class I	3,119,748	123,122,842	1,536,110	45,756,079
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Class I	—	—	—	—
	4,536,327	178,774,306	1,901,925	56,734,383
Shares redeemed:
Class A	(128,917)	(5,079,753)	(184,960)	(5,185,256)
Class C	(43,366)	(1,612,182)	(50,525)	(1,432,875)
Class R3	(15,524)	(609,540)	(3,051)	(99,773)
Class R3 – exchange to Class R6 Shares	—	—	(802)	(25,000)
Class R6	(11,803)	(457,240)	(728)	(24,729)
Class I	(1,354,681)	(51,111,578)	(936,434)	(28,280,231)
	(1,554,291)	(58,870,293)	(1,176,500)	(35,047,864)
Net increase (decrease)	2,982,036	$119,904,013	725,425	$21,686,519

98	Nuveen Investments

	Value Opportunities
	Year Ended 6/30/14		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	447,753	$16,034,706	832,977	$25,347,135
Class A – automatic conversion of Class B Shares	56,618	2,203,980	—	—
Class B – exchanges	337	11,773	—	—
Class C	115,279	3,992,997	145,080	4,335,918
Class R3	35,307	1,280,822	41,574	1,271,767
Class I	623,703	22,626,799	942,301	28,709,799
Shares issued to shareholders due to reinvestment of distributions:
Class A	236,502	8,399,665	360,847	10,561,985
Class B	2,313	79,351	3,619	104,037
Class C	106,004	3,634,604	132,846	3,800,738
Class R3	2,918	103,433	4,490	131,607
Class I	180,012	6,431,888	270,181	7,929,809
	1,806,746	64,800,018	2,733,915	82,192,795
Shares redeemed:
Class A	(2,376,086)	(85,737,172)	(11,039,157)	(332,726,310)
Class B	(30,753)	(1,078,527)	(89,748)	(2,629,667)
Class B – automatic conversion to Class A Shares	(58,183)	(2,203,980)	—	—
Class C	(985,732)	(34,578,095)	(4,296,697)	(125,992,319)
Class R3	(51,337)	(1,845,393)	(130,395)	(4,018,686)
Class I	(2,553,282)	(92,653,708)	(9,856,725)	(297,193,990)
	(6,055,373)	(218,096,875)	(25,412,722)	(762,560,972)
Net increase (decrease)	(4,248,627)	$(153,296,857)	(22,678,807)	$(680,368,177)

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the fiscal year ended June 30, 2014, were as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Purchases	$1,097,801	$958,362	$57,705,077	$597,033,516	$42,699,169	$206,231,334	$552,159,509
Sales	108,037	703,814	72,595,650	1,347,563,842	26,169,872	101,333,423	705,142,439

Transactions in options written for NWQ Global Equity Income during the fiscal year ended June 30, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	12	$856
Options written	95	7,537
Options terminated in closing purchase transactions	(38)	(3,864)
Options expired	(36)	(2,109)
Options exercised	(25)	(1,683)
Options outstanding, end of period	8	$737

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	99

Notes to Financial Statements (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Cost of investments	$990,327	$1,382,535	$125,246,288	$490,390,615	$52,425,366	$257,215,306	$420,787,865
Gross unrealized:
Appreciation	$46,742	$356,333	$46,063,934	$230,718,716	$14,439,285	$71,803,214	$78,065,853
Depreciation	(18,704)	(15,146)	(5,075,424)	(5,908,150)	(722,545)	(3,121,919)	(5,329,102)
Net unrealized appreciation (depreciation) of investments	$28,038	$341,187	$40,988,510	$224,810,566	$13,716,740	$68,681,295	$72,736,751

Permanent differences, primarily due to net operating losses, foreign currency transactions, securities litigation settlements, nondeductible stock issuance costs, tax equalization and adjustments for investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2014, the Funds’ tax year end, as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Capital paid-in	$(154)	$(3,830)	$—	$77,653,650
Undistributed (Over-distribution of) net investment income	206	(372)	290,170	152,328
Accumulated net realized gain (loss)	(52)	4,202	(290,170)	(77,805,978)

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Capital paid-in	$(181,601)	$(1,249,203)	$8,082,378
Undistributed (Over-distribution of) net investment income	181,601	1,249,285	—
Accumulated net realized gain (loss)	—	(82)	(8,082,378)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2014, the Funds’ tax year end, were as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Undistributed net ordinary income[1]	$8,060	$37,728	$802,479	$33,072,322
Undistributed net long-term capital gains	—	61,226	—	58,570,984

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Undistributed net ordinary income[1]	$—	$—	$34,919,098
Undistributed net long-term capital gains	—	—	25,083,232
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2014 and June 30, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large- Cap Value
Distributions from net ordinary income[1]	$—	$32,460	$539,513	$19,148,647
Distributions from net long-term capital gains	—	22,540	—	24,125,046

2014	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Distributions from net ordinary income[1]	$—	$—	$20,907,841
Distributions from net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

100	Nuveen Investments

2013	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Distributions from net ordinary income[1]	$—	$17,430	$597,701	$12,759,753
Distributions from net long-term capital gains	—	—	—	2,446,811

2013	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Distributions from net ordinary income[1]	$—	$—	$25,831,856
Distributions from net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of June 30, 2014, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NWQ Global Equity	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value[3]	NWQ Small-Cap Value
Expiration:
June 30, 2016	$—	$—	$2,799,236	$—
June 30, 2017	—	118,298,392	21,132,667	—
June 30, 2018	—	100,615,795	838,796	16,285,506
Not subject to expiration	2,018	—	—	—
Total	$2,018	$218,914,187	$24,770,699	$16,285,506
[3]	A portion of NWQ Small/Mid-Cap Value’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended June 30, 2014, the following Funds utilized capital loss carryforwards as follows:

	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Utilized capital loss carryforwards	$17,021,608	$2,708,338	$5,870,253	$19,134,771	$2,917,926

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ and Tradewinds are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	NWQ Global Equity Fund-Level Fee Rate	NWQ Global Equity Income Fund-Level Fee Rate	NWQ Multi-Cap Value Fund-Level Fee Rate	NWQ Large-Cap Value Fund-Level Fee Rate
For the first $125 million	0.6500%	0.6500%	0.6300%	0.5500%
For the next $125 million	0.6375	0.6375	0.6175	0.5375
For the next $250 million	0.6250	0.6250	0.6050	0.5250
For the next $500 million	0.6125	0.6125	0.5925	0.5125
For the next $1 billion	0.6000	0.6000	0.5800	0.5000
For net assets over $2 billion	0.5750	0.5750	0.5550	0.4750

Nuveen Investments	101

Notes to Financial Statements (continued)

Average Daily Net Assets	NWQ Small/Mid-Cap Value Fund-Level Fee Rate	NWQ Small-Cap Value Fund-Level Fee Rate	Value Opportunities Fund-Level Fee Rate
For the first $125 million	0.6000%	0.7500%	0.6300%
For the next $125 million	0.5875	0.7375	0.6175
For the next $250 million	0.5750	0.7250	0.6050
For the next $500 million	0.5625	0.7125	0.5925
For the next $1 billion	0.5500	0.7000	0.5800
For net assets over $2 billion	0.5250	0.6750	0.5550

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2014, the complex-level fee rate for each of these Funds was .1653%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares (adjusted downward for Class R6 Shares for savings resulting from the sub-transfer agent and similar fees that are not charged to the Class R6 Shares) in the amounts and for the time periods stated in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ Global Equity	1.00%	October 31, 2016	N/A
NWQ Global Equity Income	1.00	October 31, 2016	N/A
NWQ Multi-Cap Value	1.13	October 31, 2015	N/A
NWQ Large-Cap Value	N/A	N/A	1.35%
NWQ Small/Mid-Cap Value	1.10	October 31, 2014	1.45
NWQ Small-Cap Value	N/A	N/A	1.50
Value Opportunities	N/A	N/A	1.50

N/A – Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

102	Nuveen Investments

During the fiscal year ended June 30, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Sales charges collected (Unaudited)	$—	$—	$10,972	$92,716
Paid to financial intermediaries (Unaudited)	—	—	9,588	81,246

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Sales charges collected (Unaudited)	$21,431	$203,287	$66,017
Paid to financial intermediaries (Unaudited)	19,155	181,613	57,528

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Commission advances (Unaudited)	$—	$—	$7,540	$26,627

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Commission advances (Unaudited)	$8,815	$122,084	$16,302

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2014, the Distributor retained such 12b-1 fees as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
12b-1 fees retained (Unaudited)	$124	$3,334	$—	$25,118

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
12b-1 fees retained (Unaudited)	$4,760	$35,317	$42,200

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2014, as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
CDSC retained (Unaudited)	$—	$—	$1,138	$—

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
CDSC retained (Unaudited)	$685	$2,948	$3,683

As of June 30, 2014, Nuveen owned shares of the Funds as follows:

	NWQ Global Equity	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Value Opportunities
Class A Shares	2,500	12,500	—	—	—	—	—
Class C Shares	2,500	12,500	—	—	—	—	—
Class R3 Shares	—	12,500	—	2,672	2,186	1,583	—
Class R6 Shares	—	—	—	—	—	802	—
Class I Shares	45,000	12,500	—	—	—	—	—

Nuveen Investments	103

Notes to Financial Statements (continued)

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Fund’s financial statements or footnote disclosures.

9. Subsequent Event

As previously described in Note 1- General Information and Significant Accounting Policies, Agreement and Plan of Merger, the new agreements have been approved by shareholders of NWQ Global Equity, NWQ Global Equity Income and NWQ Multi-Cap Value. Shareholder meetings for NWQ Large-Cap Value, NWQ Small/Mid-Cap Value, NWQ Small-Cap Value and Tradewinds Value Opportunities have been adjourned until Friday, September 19, 2014, with respect to approval of the new investment management and investment sub-advisory agreements (as well as the approval of certain fundamental investment policy changes) to permit the continued solicitation of additional votes. The adjourned meetings for these Funds will be held at 2:30 p.m., Central time, on Friday, September 19, 2014 at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen’s transaction with TIAA-CREF is currently expected to close early in the fourth quarter of 2014, but remains subject to other customary closing conditions.

104	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

NWQ Investment Management
Company, LLC

2049 Century Park East, 16th Floor

Los Angeles, CA 90067

Tradewinds Global Investors, LLC

2049 Century Park East, 20th Floor

Los Angeles, CA 90067

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603

Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2014:

Fund		Long-Term Capital Gain Distributions
Nuveen NWQ Global Equity Income Fund		$22,540
Nuveen NWQ Large-Cap Value Fund		$101,930,765
Nuveen Tradewinds Value Opportunities Fund		$8,082,378

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen NWQ Global Equity Income Fund	81%	100%
Nuveen NWQ Multi-Cap Value Fund	100%	100%
Nuveen NWQ Large-Cap Value Fund	95%	100%
Nuveen Tradewinds Value Opportunities Fund	32%	54%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at
(800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Large-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

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Russell 2500® Value Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

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Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and, for each Fund other than the Nuveen Tradewinds Value Opportunities Fund (the “Value Opportunities Fund”), NWQ Investment Management Company, LLC (“NWQ”), and for the Value Opportunities Fund, Tradewinds Global Investors, LLC (“Tradewinds”; Tradewinds and NWQ are each a “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), after an initial term of up to two years, each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the applicable Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

The Board noted that the Original Advisory Agreements for the Nuveen NWQ Global Equity Fund (the “Global Equity Fund”) were recently approved by the Board in February 2014 and therefore would not have been up for review but for the change of control of Nuveen terminating the Original Advisory Agreements upon completion of the Transaction. For administrative convenience, the Board reapproved the Original Advisory Agreements. A discussion of the Board’s initial approval of the Original Advisory Agreements for the Global Equity Fund is set forth in Part III below.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Advisers (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be

108	Nuveen Investments

applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Advisers) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of performance (including performance comparisons against the performance of peer groups and appropriate benchmarks, to the extent available); a comparison of fund fees and expenses relative to peers (as described below); a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Advisers. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain teams of each Sub-Adviser in October 2013.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers (to the extent available, as described below), (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance, if any, as noted below) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (if any, as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Advisers generally provide the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board

110	Nuveen Investments

regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Advisers who provide the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Advisers and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Advisers, the Adviser provides a report analyzing, among other things, each Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the applicable Sub-Adviser or Fund and Fund performance. In their review of each Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the applicable Sub-Adviser. The Sub-Advisers will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each applicable Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

With respect to the Global Equity Fund, the Board recognized that such Fund was new with no performance history available at the time of its review. With respect to each of the other Funds, the Board, including the Independent Board Members, considered the performance history of each such Fund over various time periods. For such Funds, the Board reviewed reports, including an analysis of each such Fund’s performance and the applicable investment team. In considering each such Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each such Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for the Nuveen NWQ Global Equity Income Fund (the “Global Equity Income Fund”), which did not exist for part of the foregoing time frame). This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

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•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Nuveen NWQ Small/Mid-Cap Value Fund (the “Small/Mid-Cap Value Fund”) and the Nuveen NWQ Small-Cap Value Fund (the “Small-Cap Value Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. In addition, they noted that the Nuveen NWQ Multi-Cap Value Fund (the “Multi-Cap Value Fund”) and the Value Opportunities Fund had satisfactory performance compared to peers. In this regard, although the Multi-Cap Value Fund performed in the fourth quartile for the three-year period, it performed in the second quartile in the one-year period and the third quartile in the five-year period, and although the Value Opportunities Fund performed in the fourth quartile for the three-year period, it performed in the second quartile in the one-year period and the first quartile in the five-year period. Further, the Independent Board Members noted that although the Global Equity Income Fund did not have a Performance Peer Group assigned as it was not publicly offered at the time of the Board’s review, such Fund outperformed its benchmark in the one-year period and provided comparable performance to its benchmark in the three-year period.

The Nuveen NWQ Large-Cap Value Fund (the “Large-Cap Value Fund”) lagged its peers and benchmarks over various periods. In this regard, the Large-Cap Value Fund was in the fourth quartile and underperformed its benchmark in the one-, three- and five-year periods. As described above, for Nuveen funds with challenged performance, the Board considered and discussed the factors contributing to the performance results and considered any steps that have been or should be taken to address performance issues. With respect to NWQ, the Board recognized that its deep value style has continued to be challenged in the market in recent years. In reviewing the performance of the Large-Cap Value Fund, the Board noted the factors that contributed to its underperformance, including, among other things, its gold holdings. The Board further noted a change in a research analyst servicing such Fund. Despite the comparative data, the Board recognized that such Fund posted strong absolute performance for 2013. The Board will continue to monitor the Large-Cap Value Fund and any steps proposed or taken to address performance challenges.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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C. Fees, Expenses and Profitability

1. Fees and Expenses

As indicated above, the Board noted that the Original Advisory Agreements for the Global Equity Fund were recently approved and therefore would not have been up for review but for the change of control terminating the Original Advisory Agreements upon completion of the Transaction and that for administrative convenience, the Board reapproved such Original Advisory Agreements at the April Meeting. In connection with such reapproval, the Board considered the information concerning the Global Equity Fund provided at earlier meetings. See Part III.C below. In this regard, the Board considered, among other things, such Fund’s management fee structure, the rationale for the fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Board reviewed, among other things, the gross management fee and estimated gross and net total expense ratio for the Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which it was anticipated to be classified. The Independent Board Members also considered the sub-advisory fee rate for the Fund. The Independent Board Members further considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule and any applicable fee waivers and expense reimbursements.

For Funds other than the Global Equity Fund, the Board evaluated the management fees and expenses of each such Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Small-Cap Value Fund had a net management fee that was higher than its peer average, but a net expense ratio (including fee waivers and expense reimbursements) that was below its peer average. In addition, they noted that the Global Equity Income Fund, the Multi-Cap Value Fund, the Large-Cap Value Fund, the Small/Mid-Cap Value Fund and the Value Opportunities Fund had net management fees that were below or in line with their respective peer averages and net expense ratios (including fee waivers and expense reimbursements) that were below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the

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comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including each Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that each Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise

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affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by its Sub-Adviser. Accordingly, the Independent Board Members considered that each Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized

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that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Sub-Adviser may also benefit the applicable Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the respective Funds. The Independent Board Members noted that the Sub-Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the applicable Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and

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New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

III.

Initial Approval of Original Advisory Agreements for the Global Equity Fund

The Board Members are responsible for approving advisory arrangements and, at a meeting held on February 25-27, 2014 (for purposes of this Part III, the “Meeting”), were asked to approve the advisory arrangements for the Global Equity Fund (for purposes of this Part III, the “Fund”). At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Part III, the “Investment Management Agreement”) between the Fund and the Adviser and the investment sub-advisory agreement (for purposes of this Part III, the “Sub-Advisory Agreement”) between the Adviser and NWQ (for purposes of this Part III, the “Sub-Adviser”), on behalf of the Fund. For purposes of this Part III, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser” and the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board of the Fund. During the Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to

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provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

In addition to advisory services, the Independent Board Members have considered the quality and extent of administrative and other non-investment advisory services that the Adviser and its affiliates will provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser.

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Adviser was generally expected to supply portfolio investment management services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s investment expertise and track record with a global equity strategy as well as the experience with such strategy of the portfolio manager who was expected to manage the Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and therefore did not have its own performance history. The Independent Board Members, however, are familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser. In addition, they recognized that the portfolio manager who was expected to manage the Fund had managed the Sub-Adviser’s global equity ordinary share (ORD) strategy since October 2012 and an American Depositary Receipt (ADR) version of the strategy since May 2012. In that regard, they reviewed performance information, including information pertaining to returns and hypothetical peer group ranks, for these strategies. Moreover, they noted that the Fund would be similar to the Sub-Adviser’s existing global equity (ORD) strategy separately managed account.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed gross management fee and estimated gross and net total expense ratios for the Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which it was anticipated to be classified (i.e., the Global Multi-Cap Value category). Further, the Independent Board Members considered the proposed sub-advisory fee rate for the Fund (as a percentage of the Fund’s net management fee) and observed that it was identical to that of other publicly available mutual funds sub-advised by the Sub-Adviser.

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that, like all Nuveen funds, the Fund would have a sub-adviser (which, in the case of the Fund, would be an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In general terms, the fee to the Adviser will reflect the administrative services it will provide to support the Fund, and while some administrative services may occur at the sub-adviser level, the fee will generally reflect the portfolio management services provided by the Sub-Adviser. Due to their experience with other Nuveen funds, the Independent Board Members were familiar with the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser has assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In this regard, the Independent Board Members observed that the Fund would be similar to the Sub-Adviser’s existing global equity strategy, which is available as an institutional separately managed account. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

regulatory requirements. The Independent Board Members have noted, in particular, that the range of services, as described above, to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services to be provided by the Adviser are not required for institutional clients. The Independent Board Members have further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees at the Meeting or at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or at prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. Certain Nuveen financial information included in a report dated November 11, 2013 and Nuveen’s September 30, 2013 consolidated financial statements had also been available. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members have recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members have also recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

With respect to the Sub-Adviser, which is affiliated with Nuveen, the Independent Board Members have previously reviewed its revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services to be provided to the Fund.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. They observed that the fund-level breakpoints for the Fund were consistent with those of other Nuveen equity funds.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

120	Nuveen Investments

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information received at the Meeting or at prior meetings regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions will be determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Board also recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Nuveen Investments	121

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	202
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	202
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	202
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	202

122	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	202
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	202
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	202
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	202
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	202

Nuveen Investments	123

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	202

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	202
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	202

124	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	202
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	202
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	202
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	202
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	202
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	202

Nuveen Investments	125

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	202
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	202
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	202
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	202
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

126	Nuveen Investments

Notes

Nuveen Investments	127

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NWQ-0614D        2831-INV-Y08/15

Mutual Funds

Nuveen Income Funds

Annual Report June 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Global Total Return Bond Fund	NGTAX	NGTCX	NGTRX	NGTIX
Nuveen High Income Bond Fund	FJSIX	FCSIX	FANSX	FJSYX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FABSX	FCBYX
Nuveen U.S. Infrastructure Income Fund	NUSNX	NUSCX	—	NUSIX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). The new agreements have been approved by shareholders of your fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 25, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Global Total Return Bond Fund

Nuveen High Income Bond Fund

Nuveen Strategic Income Fund

Nuveen U.S. Infrastructure Income Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. In this report, the various portfolio management teams for the Funds discuss economic and fixed income market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended June 30, 2014. These management teams include:

Nuveen Global Total Return Bond Fund

Timothy A. Palmer, CFA, and Steven S. Lee, CFA, have managed the Fund since its inception in 2011.

Nuveen High Income Bond Fund

John T. Fruit, CFA, has managed the Fund since 2006. Jeffrey T. Schmitz, CFA, has been part of the management team for the Fund since 2008.

During this reporting period, the Board of the Nuveen High Income Bond Fund approved changes to the Fund’s principal investment strategies. Effective January 10, 2014, the Fund’s investment policies were amended to allow for the investment of up to 20% of net assets in fixed and floating rate loans, including senior loans and secured and unsecured junior loans.

Nuveen Strategic Income Fund

Timothy A. Palmer, CFA, has been the lead manager of the Fund since 2005. Jeffrey J. Ebert has been on the management team since 2000. Marie A. Newcome, CFA, joined the Fund as a co-portfolio manager in 2011.

During this reporting period, the Board of the Nuveen Strategic Income Fund approved changes to the Fund’s principal investment strategies. Effective January 10, 2014, the Fund’s investment policies were amended to allow for the investment of up to 20% of the Fund’s net assets in municipal securities. In addition, the Fund may invest up to 20% of its net assets in fixed and floating rate loans, including senior loans and secured and unsecured junior loans.

Nuveen U.S. Infrastructure Income Fund

Daniel J. Close, CFA, Jeffrey J. Ebert and Jeffrey T. Schmitz, CFA, have managed the Fund since its inception on May 12, 2014.

What factors affected the U.S. economy and fixed income markets during the twelve-month reporting period ended June 30, 2014?

During this reporting period, the U.S. economy continued its bumpy advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce or taper, its monthly asset purchases in $10 billion increments over the course of five consecutive meetings (December 2013 through June 2014). As of July 2014, the Fed’s monthly purchases comprise $15 billion in mortgage-backed securities (versus the original $40 billion per month) and $20 billion in longer-term Treasury securities (versus $45 billion). Following its June 2014 meeting (subsequent to the close of this reporting period), the Fed reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer-run goal.

In the second quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew 4%. In the previous quarter, the GDP contracted at an annualized rate of 2.1%, the economy’s weakest quarter since the recession officially ended in June 2009. The decline during this period was attributed in part to the severe weather of the past winter, which deterred consumer spending and disrupted construction, production and shipping. The Consumer Price Index (CPI) rose 2.1% year-over-year as of June 2014, while the core CPI (which excludes food and energy) increased 1.9% during the same period, in line with the Fed’s unofficial longer-term objective of 2% for this inflation measure. As of June 2014, the national unemployment rate was 6.2%, down from the 7.3% reported in July 2013, but still higher than levels that would provide consistent support for optimal GDP growth. The 113,000 net new jobs added in May 2014 meant that the economy finally had regained all of the 8.7 million jobs lost during the recent recession. The housing market continued to post gains, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 9.3% for the twelve months ended May 2014 (most recent data available at the time this report was prepared).

Several events touched off increased volatility in the financial markets. First, in May 2013, then-Fed Chairman Ben Bernanke’s remarks about tapering the Fed’s asset purchase program triggered widespread uncertainty about the next step for the Fed’s quantitative easing program and its impact on the markets as well as the overall economy. This uncertainty was compounded by headline credit stories involving Detroit’s bankruptcy filing in July 2013, the largest municipal bankruptcy in history and the disappointing news that continued to come out of Puerto Rico, where a struggling economy and years of deficit spending and borrowing led to multiple downgrades on the commonwealth’s bonds. Meanwhile, political debate over federal spending continued, as Congress failed to reach an agreement on the federal budget for fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014, and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.)

During the reporting period, fixed income spread sectors produced favorable results as investors worked through a high degree of uncertainty surrounding the Fed’s monetary policy, uneven economic growth and the direction of interest rates. At the beginning of the reporting period, fixed income markets were stressed by the Fed’s discussions surrounding the tapering of its monthly security purchases as a step toward slowly normalizing U.S. monetary policy. The uncertainty roiled fixed income investors, leading to increased risk aversion and significant investor flows out of the bond market, which resulted in sharply higher interest rates, declines in risk assets and stress among emerging markets (EM). For calendar year 2013, investors withdrew more money out of bond funds than they put in for the first time in nearly a decade. After months of “taper talk,” the Fed finally made it official in December, announcing it would begin reducing asset purchases by $10 billion a month starting in January 2014. Policymakers cited improving economic numbers, particularly lower unemployment figures, as the impetus behind the move. At the same time, the Central Bank calmed market fears by reiterating that tapering did not equate to tightening, making a clear commitment to keep short-term interest rates at their current very low levels until at least 2015.

Fixed income markets showed stabilization as 2014 got under way, even as concerns were raised about economic slowdowns in the U.S. due mostly to weather related issues and in China due to policy shifts to slow the country’s credit growth. Demand for domestic fixed income assets resumed in part due to geopolitical concerns stemming from Russia’s military action in Ukraine and concerns about emerging market growth and stability. The second half of the reporting period largely saw improvements in fundamental and

6	Nuveen Investments

market conditions as investor inflows continued into fixed income markets, yields were generally lower and spreads tightened for risk assets. Markets were further supported by actions taken by policymakers around the globe including various emerging market countries, the Chinese government and the European Central Bank (ECB). The period ended with U.S. economic growth rebounding nicely from its extremely weak first quarter as employment numbers steadily improved, consumer spending picked up and manufacturing increased. With the backdrop of improved U.S. data and reduced policy uncertainty, fixed income markets ended the fiscal year with market volatility declining to historically low levels, prompting some concern from market analysts and policymakers who believed that investors may be growing overly complacent.

Global rates moved lower and yield curves flattened across developed markets against the backdrop of moderate economic growth, accommodative monetary policy and subdued inflation. German rates moved toward historic lows during the period, in some cases reaching fifteen-year lows in spread versus the U.S., while European sovereign bond spreads moved to post-crisis heights. European investment grade credit marginally outperformed U.S. corporates due to the ECB’s actions and investor demand. In Japan, the market awaited additional structural reforms from President Abe’s government. The Bank of Japan provided no additional stimulus despite the drag from its new sales taxes that went into effect in April; however, the country’s investment fund announced increased allocation to equities and foreign assets. New Zealand and Brazil bucked the trend of looser monetary policy and tightened during the reporting period.

After a difficult start during this reporting period, EM debt ended up posting strong results. Domestic political friction in countries such as Turkey and Venezuela provided local market headline risk, but improved global risk appetite and attractive relative valuations later in the period supported the EM sector. Across these markets, rates generally fell based on reduced inflationary pressures, better external demand and traction on tightening policies implemented last year and in early 2014. Export growth improved across these markets with global purchasing managers indexes turning up marginally. A new government in India brought hope for structural reform, while economic data and policy actions in China indicated stabilization. EM domestic conditions were further underpinned by the ECB’s accommodation, the Fed’s steady hand and renewed positive investor inflows.

Currency performance was mixed with the U.S. dollar giving back some gains amid the Fed’s continued dovish stance. The euro remained stubbornly strong, agitating policymakers. Within the developed markets, the New Zealand dollar and British pound were the strongest performing currencies, while the Japanese yen and Canadian dollar lagged. The best performing EM currencies included the Korean won and the Polish zloty, while the weakest currencies were the Indonesian rupiah and the Chilean peso.

How did the Funds perform during the twelve-month reporting period ended June 30, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year, five-year, ten-year and/or since inception periods ended June 30, 2014. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Barclays Index and Lipper classification average.

What strategies were used to manage the Funds during the twelve-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams used a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth and improving financial conditions, a posture we remained committed to during the reporting period. Nonetheless, we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

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Portfolio Managers’ Comments (continued)

Nuveen Global Total Return Bond Fund

The Fund’s Class A Shares at NAV performed in line with the Barclays Global Aggregate Unhedged Bond Index and outperformed the Lipper Global Income Funds Classification Average for the twelve-month reporting period. The strong returns of high yield credit benefited the Fund’s results as that market segment performed exceptionally well with the backdrop of muted volatility and well-contained Treasury rates. Over the twelve-month reporting period, high yield spreads tightened by 155 basis points versus Treasuries on the strength of improved technicals (renewed investor inflows into the asset class and a market-friendly outlook postured by the Fed) and the continued low default environment. The spread tightening continued unabated despite the geopolitical tensions that arose during the reporting period and a greater-than-expected slowdown in the U.S. economy in 2014. The high yield bond segment of the market significantly outpaced the returns of most other fixed income asset classes during the reporting period. The Fund benefited from its exposure to high yield corporates, which ranged from 10-25% of its portfolio during the reporting period, as well as security selection and tactical repositioning within the sector.

The Fund’s ongoing overweight to investment grade credit also added value, largely due to our credit/security selection and focus on BBB-rated issues. The investment grade corporate sector of the market advanced during the reporting period. Credit selection within investment grade was strong, notably the Fund’s positioning within the financial, metals/mining and energy industries. Our downward bias in credit quality proved beneficial as lower rated investment grade securities outperformed higher rated investment grade securities during the reporting period.

In addition, an overweight to emerging markets (EM) credit, both investment grade and high yield, added to performance. EMs started out the reporting period underperforming, dragged down by weak currencies, concerns about the Fed and capital outflows. As the reporting period progressed, increased geopolitical concerns also tested the sector as tensions grew between the West and Russia over the Ukraine situation. EMs were also under pressure due to the belief that the era of rapid growth in particularly China as well as other EMs may be over or at least pausing. However, the tide turned in the final months of the reporting period as EM credits rebounded strongly from their period of underperformance, supported by improvements in fundamentals and investor sentiment. EM debt ended up being one of the best performing segments of the fixed income market during the reporting period.

The Fund’s defensive interest rate positioning detracted marginally amid a general decline in interest rates. While our bias for a flatter yield curve in the U.S. and our exposure to Mexico were both beneficial, these positives were offset by a net underweight exposure to core developed bond markets.

The most significant detractor for the Fund during the reporting period was its currency positioning, particularly due to turmoil in the currency markets in the early months of the reporting period. The U.S. dollar declined versus the euro and the British pound, while EM currencies were hit amid fears of growth and rising rates. The Fund was negatively impacted by our overweight to growth oriented EM currencies, which suffered from capital outflows and concerns about current account imbalances. The most notable detractors were our exposures to the Indian rupee and Turkish lira. Our euro underweight also detracted during the reporting period. The underweight was predicated on the economic growth headwinds we believed the eurozone would face. However, the euro appreciated amid U.S. uncertainty early in the reporting period and stronger-than-expected European economic performance and capital inflows into the eurozone as the reporting period progressed. Offsetting some of the negative effects of these exposures was our significant underweight to the Japanese yen, which proved successful over this time frame. We maintained this underweight due to fundamental reasons surrounding Japanese policy developments. The yen remained under downward pressure, particularly in the first six months of the Fund’s reporting period, due to the quantitative easing efforts put in place by the Bank of Japan to help lift inflation and improve the Japanese economy.

Overall, the Fund’s key sector themes continued to include our positioning in favor of credit sectors with corresponding underweights to mortgage securities and developed government sovereign securities. However, we did make some improvements to the profile of the Fund’s credit exposure through opportunities we found in individual corporate issues, both newly issued and in the secondary market. We continued to retain the Fund’s industry focus on financials as well as cyclically sensitive industries within corporates.

8	Nuveen Investments

Toward the end of the reporting period, we made some asset class shifts to position the Fund to benefit from a recovery in EM and a firming of global growth. We increased the Fund’s positions in foreign denominated bonds, particularly in select EM such as Mexico, South Africa, Poland, Brazil and Turkey. Many of these foreign markets remained attractively valued amid investor skepticism, despite improved fundamental conditions. Also, we actively repositioned currency exposures based on fundamental developments and valuation shifts throughout the reporting period. We had reduced the Fund’s EM currencies last year as some of those economies experienced deterioration of domestic conditions and increased economic stress. However, as the volatility of global currencies stabilized this year, we added to select EM currencies from countries where policymakers showed a willingness to improve competitiveness, promote structural reforms and enhance fiscal and monetary credibility.

In addition, we continued to actively manage the overall level of the Fund’s global interest rate risk during the reporting period. We increased exposure to take advantage of strong fundamentals for major markets such as the eurozone, while remaining defensive overall during the reporting period. The Fund ended the reporting period at the lower end of its interest rate exposure range.

During the reporting period, we also continued to utilize various derivative instruments. We purchased call options on select currencies during the reporting period in an attempt to benefit from changes in the spot value of these currencies and we used foreign currency exchange contracts to gain exposure to selected foreign currencies, as well as in some cases to hedge the currency risk present in a foreign bond. The overall effect of the option activities was slightly negative and the overall effect of the foreign currency exchange contracts was negative during the reporting period. These derivative exposures are integrated with the overall portfolio construction and as such a portion of losses and gains may be naturally related to and/or may offset impacts elsewhere in the portfolio.

We sold U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and purchased selected foreign bond futures to actively manage exposure to those markets. The effect of these activities in the period was negative.

We used interest rate swaps as part of an overall portfolio interest rate strategy. For example, we used swaps in which the Fund pays a fixed rate of interest in exchange for a floating rate in anticipation of rising interest rates. The effect of these contracts on the Fund’s performance was negative during the reporting period.

We used credit default swaps to take on credit risk and earn a commensurate credit spread. The Fund no longer held these swap contracts at period end. The effect of these swap positions on performance was positive during the reporting period. These derivative exposures are integrated with the overall portfolio construction and as such a portion of losses and gains may be naturally related to and/or may offset impacts elsewhere in the portfolio.

Nuveen High Income Bond Fund

The Fund’s Class A Shares at NAV outperformed both the Barclays High Yield 2% Issuer Capped Index and the Lipper High Current Yield Funds Classification Average for the twelve-month reporting period. The high yield market performed very well during the reporting period with the backdrop of muted volatility and well-contained Treasury rates. During the reporting period, high yield spreads tightened by 155 basis points versus Treasuries on the strength of improved technicals (renewed investor inflows into the asset class and a market friendly outlook postured by the Fed) and the continued low default environment. The spread tightening continued unabated despite the geopolitical tensions that arose during the reporting period and a greater-than-expected slowdown in the U.S. economy in 2014. The high yield bond segment of the market outpaced the returns of most other fixed income asset classes during the reporting period.

Credit fundamentals remained sound, spurred on by low yields and a healthy refinancing environment that has allowed companies to substantially lower their cost of debt. Interest coverage for the entire high yield universe was near an all-time high and corporate re-leveraging took a pause after increasing during the 2012-2013 period. Despite a healthy amount of new issue supply, an imbalance remained between supply and demand for higher yielding securities as various market participants continued their search for incremental yield. This imbalance was driven mainly by the easy money policies of central banks, but also the fact that the majority of high yield issuance during the reporting period was refinancing, which does not effectively add new supply to the market.

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Portfolio Managers’ Comments (continued)

The Fund produced strong absolute and relative returns during the reporting period with performance primarily benefiting from our individual credit selections. In particular, the Fund’s global exposures made important positive contributions to returns. Results benefited from our holdings in the European high yield sector as the segment raced ahead by 20.82% over the year as measured by Barclays Pan-European High Yield Index. More specifically, Fund returns were aided by our positions in European financial institutions with an added boost from an overweight to this strongly performing area.

The CCC-rated segment of the market extended its period of outperformance as it returned 14% during the period compared to an 11% return for the overall market. The Fund benefited from this trend, as over the course of the reporting period we continued to modestly overweight the lower quality segments of the market (B-rated and CCC-rated securities). However, we did reduce this longstanding overweight for a portion of the reporting period to take advantage of values we found among BB-rated and BBB-rated bonds after the May 2013 sell-off in the market, which was caused by the rise in Treasury rates. By the end of the reporting period, however, we had monetized some of the gains from those purchases and moved back to a 5% overweight in CCC-rated securities in the Fund. We added back some CCC-rated exposure in order to benefit from the additional yield these securities provide in the continued low volatility environment that is friendly to corporate credit. This move was predicated on issue specific, bottom-up credit selection rather than a generic overweight as we are starting to see some stretched valuations within the CCC-rated sector.

Results were flat from the Fund’s security selection in emerging markets (EM) corporate bonds and an overweight exposure to this asset class. EMs started out the period underperforming, dragged down by weak currencies, capital outflows and increased geopolitical concerns as tensions grew between the West and Russia over the Ukraine situation. These markets were also under pressure due to the belief that the era of rapid growth in particularly China as well as other EM may be over or at least pausing. However, the tide turned in the final months of the reporting period as EM credits rebounded strongly from their period of underperformance, supported by improvements in fundamentals and investor sentiment. EM debt ended up being one of the best performing segments of the fixed income market during the reporting period, advancing 10% in U.S. dollar terms according to Barclays Emerging Markets Index.

As interest rate sensitivity represented arguably the greatest perceived risk to credit portfolios, the Fund carried a modest 5% underweight to portfolio duration during the reporting period. However, this lower duration stance had a minimal impact on the Fund’s results. Because rising interest rates continue to be the most significant risk facing credit portfolios, we have maintained a lower duration in the Fund and will most likely continue to do so throughout 2014. It is important to keep in mind, however, that the high yield asset class is inherently low duration to begin with, so high yield investors are already more insulated from prospective rate rises compared to other areas of the fixed income universe.

The Fund’s 5-6% weighting in preferred securities detracted during the reporting period. Preferred securities surged back from last year’s sub-par performance as the asset class generally benefited from its longer duration in the stable to declining rate environment in the first six months of 2014.

Sector and industry exposures overall were a mild drag on performance. The Fund continued to carry an overweight to the more cyclical basic industries based on our view that the coming year should see improved optimism about the economic and financial outlook. This negatively impacted portfolio performance earlier in the period due to a modest overweight to the mining and chemical sectors as the segments were dragged down by poor commodity pricing, cost overruns and concerns about the impact of slowing Chinese economic growth. While our mining investments generally had strong balance sheets, a couple of noteworthy exceptions were the Fund’s worst performers from an individual security standpoint. In addition, an underweight to the technology sector detracted from performance as that group outperformed the overall market. Offsetting some of that weakness, the Fund benefited from exposure to the energy sector due to its overweight in the energy exploration and production (E&P) area.

Other detractors included the Fund’s limited exposure to Russian corporates during the reporting period. However, we subsequently reduced exposure to both Russian and Ukrainian securities given some of the continued unrest seen in those regions.

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In addition to the reductions in Russian and Ukrainian corporates, we also steered clear of China. Its commodity sector remained under pressure due to fears about slowing Chinese and Brazilian GDP growth, as well as some slowing in Chinese property sector fundamentals. However, we saw good relative value elsewhere in EM corporates as fundamentals were not systemically affected, despite some of the macroeconomic headwinds these markets have faced over the course of the past year (slower growth, political turmoil and tighter credit conditions). Also, despite the rally seen over the final weeks of the reporting period, EM corporates remained unusually cheap versus their developed market peers. Therefore, we selectively added to higher yielding EM corporates from other countries such as Brazil, Mexico and Turkey.

We continued to add to the Fund’s exposure in certain preferred securities from the financial and real estate sectors, and convertible preferreds within the utility sector. While discounts to NAV within the closed-end fund universe diminished, we still found attractive opportunities to add yield through funds that invest in floating rate bank loans, municipal securities and companies that own or hold loans to middle-market companies.

During the reporting period, we also continued to utilize various derivative instruments. We used Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposures. To decrease the duration of the Fund’s portfolio, we acquired short Treasury bond or Treasury note futures positions. The effect of these activities detracted from performance during the reporting period. We also used interest rate swaps as part of our portfolio construction strategy to manage the Fund’s duration and overall portfolio yield curve exposure. The interest rate swap detracted from performance during the reporting period.

In addition, we used foreign currency exchange contracts to manage the Fund’s foreign currency exposures. For example, the Fund may reduce unwanted currency exposures from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a negative impact on performance during the reporting period.

We used credit default swaps to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the high yield bond segment of the market, we acquired long CDX High Yield Index swaps. These swap positions detracted from performance during the reporting period.

Nuveen Strategic Income Fund

The Fund’s Class A Shares at NAV outperformed both the Barclays Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average for the twelve-month reporting period. The Fund significantly outpaced both its Barclays benchmark and Lipper peers as most of its strategic investment themes were beneficial during the reporting period. The improvement in credit spreads and the strong performance of high yield credit were two of the key drivers of the Fund’s outperformance, given its ongoing substantial weights to credit and other non-government sectors. The Fund’s positioning in high yield corporates was the largest single contributor as security selection and tactical repositioning within the segment added favorably to results. The high yield bond segment of the market far outpaced the returns of other fixed income asset classes during the reporting period, gaining over 11% as measured by the Barclays High Yield Index.

Exposure to investment grade credit also aided returns during the reporting period, driven largely by individual credit/security selection and a focus on BBB-rated issues. The investment grade corporate sector of the market advanced 7% during the reporting period, according to the Barclays U.S. Corporate Investment Grade Index. Credit selection within investment grade was strong, notably the Fund’s positioning within the financial, metals/mining and energy industries. Our downward bias in credit quality proved beneficial as lower rated investment grade securities outperformed higher-rated investment grade securities.

Foreign exposure made an important positive contribution to the Fund’s performance as well, with gains attributable to both non-dollar denominated bonds and local EM bonds. The emerging markets (EM) debt and non-dollar denominated debt sectors of the market ended up being the second and third best performing fixed income segments, respectively, during the reporting period, both

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

advancing more than 9% in U.S. dollar terms according to the Barclays Aggregate Bond Index. The Fund’s outperformance in these areas was largely driven by individual country selection, rather than a broad based global move. Positions in Brazilian, Turkish, Mexican and eurozone peripheral debt were most beneficial. On the other hand, our exposure to foreign currencies was a modest net drag on performance during the reporting period.

Meanwhile, an underweight to agency MBS (mortgage-backed securities issued by government agencies such as Fannie Mae, Ginnie Mae and Freddie Mac) detracted from the Fund’s relative performance. The Fund’s underweight was predicated on our view that the risk/reward profile of this sector is not attractive given an approaching end to Fed purchases and our outlook for higher rates. However, the agency MBS segment continued to be supported by a lack of loan origination due to tepid prepayment activity and a slowdown in home purchase activity, while Fed purchase activity absorbed most new supply. The market was also boosted by range bound rates and low levels of implied volatility.

Given our view that short rates would rise more than long rates as the Fed normalized policy, we maintained the Fund’s more defensive positioning in terms of its interest rate sensitivity. This entailed a shorter duration stance for the Fund versus the benchmark throughout the reporting period. For the same reason, we positioned the Fund with a bias to benefit from a flatter yield curve with a relative underweight in shorter to intermediate maturities. In a flattening yield curve environment, yields on shorter maturities will rise more or fall less than yields on longer maturity securities. The impact from the Fund’s duration and yield curve strategies was negligible during the reporting period.

The Fund’s key themes continued to include our positioning in favor of credit sectors with corresponding underweights to MBS and government securities and a defensive interest rate posture. Nonetheless, we saw considerable opportunity to take advantage of market volatility and fundamental developments to make adjustments around these core themes. Toward the end of the reporting period, we meaningfully increased the Fund’s positions in foreign-denominated bonds, particularly in select EM such as Mexico, South Africa, Poland and Brazil. Many of these foreign markets remained cheap amid investor skepticism, despite improved fundamental conditions.

Continued volatility in currency markets also allowed us to tactically add to core conviction markets amid improving global conditions. Therefore, the Fund ended the reporting period with significantly higher currency exposure versus one year ago.

To fund the increased allocations to foreign denominated bonds and currencies, we selectively reduced the Fund’s high yield and investment grade bond exposures as these segments had performed well and some holdings hit target levels. At the same time, we made improvements to the profile of the Fund’s credit exposure through opportunities in individual corporate issues, both newly issued and in the secondary market. We continued to retain the Fund’s industry focus on financials as well as cyclically sensitive industries within corporates.

During the reporting period, we also continued to utilize various derivative instruments. We used foreign currency exchange forward contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a negative impact on performance during the reporting period. We also held call options on select currencies in an attempt to benefit from changes in the spot values of these currencies. The overall effect of these activities during the period was negligible.

We utilized domestic and foreign interest rate futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, we established short Treasury bond or Treasury note futures positions. The overall effect on performance during the reporting period was negative. We also utilized interest rate swaps to manage portfolio duration and yield curve exposure and these positions also detracted from performance during the reporting period. These derivative exposures are integrated with the overall portfolio construction and as such losses and gains may be naturally related to/may offset impacts elsewhere in the portfolio.

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In addition, we utilized credit default swaps to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the high-yield bond segment of the market, we used high yield index swaps. These positions contributed to performance during the reporting period.

Nuveen U.S. Infrastructure Income Fund

The Fund’s Class A Shares at NAV underperformed the Barclays Taxable Municipal Bond Aggregate Eligible Index and outperformed the Lipper General & Insured Municipal Debt Funds Classification Average during the abbreviated reporting period from the Fund’s inception on May 12, 2014, through June 30, 2014. The Fund was launched and became fully invested during this abbreviated reporting period. The goal of the Fund is to provide investors with an attractive level of income by investing in a portfolio of debt securities from various entities that own, operate or develop infrastructure assets in the U.S. These investments include municipal, high yield corporate and investment grade corporate bonds that finance either public or private infrastructure projects. We define infrastructure as the vital structures, facilities and services that support the U.S. economy and society including: transportation; energy and utilities; communications; and social and government functions. We believe the attractive yield potential and diversification benefits of infrastructure related debt make it a compelling addition to a fixed income portfolio. These debt securities are generally supported by consistent cash flows and usage trends which lead to lower historical default rates than the corporate bond market as a whole. The bonds that we focus on are typically backed by assets that have recurring revenue streams and natural monopolies, for example an electric or gas utility, or long term contracts that offer predictable revenue streams, such as a pipeline.

During the Fund’s initial invest up, we selected securities using an investment process that focuses on fundamental research by Nuveen’s seasoned fixed income investment team. We positioned approximately two-thirds of the Fund’s portfolio in taxable municipal bonds with the remaining one-third split between high yield and investment grade corporate bonds. By the end of the reporting period, the Fund’s seed capital was fully invested in a diversified portfolio of infrastructure related debt securities with the largest concentrations in the transportation, utilities, general obligation, energy, industrials and water/sewer sectors.

During the Fund’s abbreviated reporting period, the municipal bond asset class continued its general rebound as the Fed remained accommodative, the Treasury market rallied and municipal credit fundamentals continued to improve. Fundamentals in the municipal bond market remained strong as state governments overall made good progress in dealing with budget issues. Due to strong growth in personal tax and sales tax collections, year-over-year totals for state tax revenues have increased for 16 consecutive quarters, while on the expense side, many states made headway in cutting and controlling costs, with more than 40 states implementing some type of pension reform. The current lower level of municipal bond issuance reflects the more conservative approach to state budgeting.

Despite some geopolitical tensions and a slower U.S. economy than anticipated, the high yield debt market continued to perform well on the back of muted volatility, a low default environment and well contained Treasury rates. Following the pattern that has persisted since late last year, high yield spreads continued to tighten versus Treasuries on the strength of improved technicals (i.e. renewed inflows into the market and a market friendly outlook postured by the Fed) and the continued low level of defaults. Likewise, investment grade credit had solid performance as spreads tightened modestly against the backdrop of low volatility and stable fundamentals. Lower rated investment grade securities outperformed higher rated investment grade securities over this time frame.

We also shorted U.S. Treasury futures contracts to hedge against potential increases in interest rates. The effect on performance was modestly negative during the reporting period, as interest rates moved lower.

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Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Global Total Return Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are also subject to prepayment risk, liquidity risk, default risk and adverse economic developments. The Fund’s potential use of derivative instruments involves a high degree of financial risk and additional transaction costs.

Nuveen High Income Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and other investment company risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen U.S. Infrastructure Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Because the Fund may invest in infrastructure-related securities, the Fund could have greater exposure to adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk. Non-U.S./Emerging Markets involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. More information on these risk considerations, as well as information on other risks to which the Fund is subject, such as bond market liquidity, call, convertible security, currency, derivatives, general municipal securities market, income, market, municipal lease obligations, and zero coupon bonds risks, are included in the Fund’s prospectus.

14	Nuveen Investments

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2014, all of the Funds had positive UNII balances, for tax purposes. The Nuveen Global Total Return Bond Fund, Nuveen Strategic Income Fund and Nuveen U.S. Infrastructure Income Fund had positive UNII balances while the Nuveen High Income Bond Fund had a negative UNII balance for financial reporting purposes.

In certain instances, a portion of each Fund’s monthly distributions may be paid from sources or comprised of elements other than ordinary income, including capital gains and/or a return of capital. The composition and per share amounts of each Fund’s monthly distributions for the fiscal year ended June 30, 2014, are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for financial reporting purposes) and in Note 6 – Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

Nuveen Investments	15

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16	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Global Total Return Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2014

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	7.45%	6.73%
Class A Shares at maximum Offering Price	2.35%	4.73%
Barclays Global Aggregate Unhedged Bond Index	7.39%	2.72%
Lipper Global Income Funds Classification Average	6.70%	4.34%

Class C Shares	6.74%	6.12%
Class R3 Shares	7.26%	6.59%
Class I Shares	7.76%	7.11%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.16%	2.99%	2.31%	1.81%
Net Expense Ratios	0.97%	1.72%	1.22%	0.72%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 12/02/11.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	12.88%	14.12%	8.43%
Class A Shares at maximum Offering Price	7.50%	13.01%	7.90%
Barclays High Yield 2% Issuer Capped Index	11.72%	13.92%	9.04%
Lipper High Current Yield Funds Classification Average	10.60%	12.61%	7.63%

Class C Shares	11.98%	13.35%	7.66%
Class R3 Shares	12.65%	13.84%	8.15%
Class I Shares	13.15%	14.42%	8.71%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	0.97%	1.73%	1.22%	0.73%

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	10.46%	10.00%	6.70%
Class A Shares at maximum Offering Price	5.76%	9.05%	6.24%
Barclays Aggregate Bond Index	4.37%	4.85%	4.93%
Lipper Multi-Sector Income Funds Classification Average	7.79%	8.95%	6.30%

Class C Shares	9.59%	9.16%	5.89%
Class R3 Shares	10.19%	9.64%	6.40%
Class I Shares	10.77%	10.24%	6.94%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.91%	1.66%	1.16%	0.66%
Net Expense Ratios	0.85%	1.60%	1.10%	0.60%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.84%, 1.59%, 1.09% and 0.59% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen U.S. Infrastructure Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Total Returns as of June 30, 2014

Cumulative
Since Inception*
Class A Shares at NAV	1.93%
Class A Shares at maximum Offering Price	(2.41)%
Barclays Taxable Municipal Aggregate Eligible Index	3.05%
Lipper General & Insured Municipal Debt Funds Classification Average	0.76%

Class C Shares	1.81%
Class I Shares	1.95%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.27%	2.02%	1.02%
Net Expense Ratios	0.99%	1.74%	0.74%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.74% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees.

*	Since inception returns are from 5/12/14.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Yields as of June 30, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Global Total Return Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	3.30%	2.71%	3.22%	3.71%
SEC 30-Day Yield	3.05%	2.44%	2.89%	3.40%

Nuveen High Income Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	5.85%	5.44%	5.89%	6.38%
SEC 30-Day Yield	5.36%	4.87%	5.37%	5.88%

Nuveen Strategic Income Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	4.61%	4.11%	4.59%	5.07%
SEC 30-Day Yield	3.94%	3.36%	3.86%	4.36%

Nuveen U.S. Infrastructure Income Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.68%	3.07%	4.07%
SEC 30-Day Yield	3.55%	2.97%	3.96%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

26	Nuveen Investments

Holding

Summaries as of June 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Global Total Return Bond Fund

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.4%
$25 Par (or similar) Retail Preferred	1.5%
Corporate Bonds	43.3%
Convertible Bonds	0.1%
$1,000 (par or similar) Institutional Preferred	3.3%
Asset-Backed and Mortgage-Backed Securities	5.9%
Sovereign Debt	43.3%
Short-Term Investments	6.4%
Other Assets Less Liabilities	(4.2)%

Corporate Debt: Industries

(% of total corporate debt holdings)

Banks	17.5%
Oil, Gas & Consumable Fuels	16.2%
Metals & Mining	9.9%
Chemicals	6.2%
Wireless Telecommunication Services	4.9%
Energy Equipment & Services	4.8%
Capital Markets	4.7%
Real Estate Investment Trust	3.9%
Media	3.8%
Automobiles	3.7%
Diversified Telecommunication Services	3.6%
Beverages	2.3%
Other Industries	18.5%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	13.5%
AA	6.6%
A	24.0%
BBB	37.9%
BB or Lower	17.3%
N/R (not rated)	0.7%

Country Allocation

(% of net assets)

United States	37.7%
Mexico	13.1%
United Kingdom	7.7%
Turkey	7.1%
Germany	4.9%
South Africa	4.7%
Poland	3.3%
Canada	2.8%
Brazil	2.3%
Portugal	2.2%
Other Countries	18.4%
Other Assets Less Liabilities	(4.2)%

1	Excluding investments in derivatives.

Nuveen Investments	27

Holding Summaries as of June 30, 2014 (continued)

Nuveen High Income Bond Fund

Fund Allocation

(% of net assets)

Common Stocks	1.7%
Exchange-Traded Funds	0.9%
Convertible Preferred Securities	0.4%
Variable Rate Senior Loan Interests	1.9%
$25 Par (or similar) Retail Preferred	5.5%
Corporate Bonds	79.2%
Convertible Bonds	0.4%
$1,000 (par or similar) Institutional Preferred	5.2%
Asset-Backed Securities	0.0%
Investment Companies	1.4%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	18.0%
Short-Term Investments	3.8%
Other Assets Less Liabilities	(18.4)%

Corporate Debt: Industries

(% of total corporate debt holdings)

Oil, Gas & Consumable Fuels	18.4%
Metals & Mining	7.6%
Media	6.8%
Wireless Telecommunication Services	4.4%
Banks	3.9%
Chemicals	3.6%
Energy Equipment & Services	3.4%
Commercial Services & Supplies	3.3%
Food Products	2.8%
Building Products	2.6%
Paper & Forest Products	2.4%
Hotels, Restaurants & Leisure	2.4%
Health Care Providers & Services	2.4%
Diversified Telecommunication Services	2.0%
Auto Components	2.0%
Real Estate Management & Development	2.0%
Marine	2.0%
Electric Utilities	1.9%
Diversified Financial Services	1.9%
Containers & Packaging	1.7%
Road & Rail	1.4%
Consumer Finance	1.4%
Other Industries	19.7%

Portfolio Credit Quality

(% of total long-term
investments)1

AA	0.0%
A	0.3%
BBB	5.9%
BB or Lower	79.9%
N/R (not rated)	9.7%
N/A (not applicable)	4.2%

Country Allocation

(% of net assets)

United States	85.3%
Canada	6.8%
United Kingdom	3.7%
Luxembourg	3.1%
France	2.4%
Norway	1.5%
Brazil	1.4%
Other Countries	14.2%
Other Assets Less Liabilities	(18.4)%

1	Excluding investments in derivatives.

28	Nuveen Investments

Nuveen Strategic Income Fund

Fund Allocation

(% of net assets)

Common Stocks	0.0%
Convertible Preferred Securities	0.1%
Variable Rate Senior Loan Interests	1.1%
$25 Par (or similar) Retail Preferred	2.6%
Corporate Bonds	61.0%
$1,000 (par or similar) Institutional Preferred	5.7%
Asset-Backed and Mortgage-Backed Securities	9.5%
Investment Companies	0.3%
Sovereign Debt	16.6%
Investments Purchased with Collateral from Securities Lending	10.7%
Short-Term Investments	3.5%
Other Assets Less Liabilities	(11.1)%

Corporate Debt: Industries

(% of total corporate debt holdings)

Oil, Gas & Consumable Fuels	13.7%
Banks	13.2%
Metals & Mining	7.6%
Media	5.5%
Real Estate Investment Trust	5.0%
Capital Markets	4.0%
Chemicals	3.8%
Diversified Telecommunication Services	3.8%
Wireless Telecommunication Service	3.4%
Electric Utilities	3.2%
Insurance	3.1%
Energy Equipment & Services	3.0%
Consumer Finance	2.1%
Building Products	2.0%
Commercial Services & Supplies	1.9%
Tobacco	1.6%
Paper & Forest Products	1.6%
Auto Components	1.5%
Other Industries	20.0%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	6.2%
AA	2.7%
A	17.8%
BBB	41.9%
BB or Lower	30.1%
N/R (not rated)	1.0%
N/A (not applicable)	0.3%

Country Allocation

(% of net assets)

United States	73.8%
South Africa	4.8%
Mexico	4.8%
Canada	4.2%
United Kingdom	3.3%
Brazil	3.3%
Turkey	3.1%
Poland	1.5%
Other Countries	12.2%
Other Assets Less Liabilities	(11.0)%

1	Excluding investments in derivatives.

Nuveen Investments	29

Holding Summaries as of June 30, 2014 (continued)

Nuveen U.S. Infrastructure Income Fund

Fund Allocation

(% of net assets)

Corporate Bonds	35.2%
Municipal Bonds	63.6%
Other Assets Less Liabilities	1.2%

Portfolio Composition

(% of net assets)

Transportation	19.8%
Tax Obligation/Limited	15.9%
Utilities	10.5%
Tax Obligation/General	9.7%
Oil, Gas, & Consumable Fuels	9.6%
Electric Utilities	5.6%
Water and Sewer	5.2%
Road & Rail	4.9%
Other Industries	17.6%
Other Assets less liabilities	1.2%

Portfolio Credit Quality

(% of net assets)

AAA/U.S. Guaranteed	2.4%
AA	41.9%
A	19.5%
BBB	15.7%
BB or Lower	20.5%

30	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Nuveen U.S. Infrastructure Income Fund reflect only the first 50 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2014.

The beginning of the period for all Classes of Nuveen Global Total Return Bond Fund, Nuveen High Income Bond Fund and Nuveen Strategic Income Fund is January 1, 2014. The beginning of the period for all Classes of Nuveen U.S. Infrastructure Income Fund is May 12, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Total Return Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,074.20	$1,071.00	$1,073.30	$1,075.90
Expenses Incurred During Period	$4.99	$8.83	$6.27	$3.71
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.98	$1,016.27	$1,018.74	$1,021.22
Expenses Incurred During Period	$4.86	$8.60	$6.11	$3.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .97%, 1.72%, 1.22% and .72% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	31

Expense Examples (continued)

Nuveen High Income Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,064.90	$1,061.20	$1,064.20	$1,066.10
Expenses Incurred During Period	$5.02	$8.84	$6.24	$3.69
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.93	$1,016.22	$1,018.74	$1,021.22
Expenses Incurred During Period	$4.91	$8.65	$6.11	$3.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .98%, 1.73%, 1.22% and .72% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategic Income Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,064.90	$1,060.50	$1,062.60	$1,065.40
Expenses Incurred During Period	$4.30	$8.12	$5.57	$3.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.63	$1,016.91	$1,019.39	$1,021.87
Expenses Incurred During Period	$4.21	$7.95	$5.46	$2.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.09% and .59% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen U.S. Infrastructure Income Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.30	$1,018.10	$1,019.50
Expenses Incurred During Period	$1.33	$2.36	$0.98
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,005.53	$1,004.51	$1,005.88
Expenses Incurred During Period	$1.32	$2.35	$0.98

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .96%, 1.71% and .71% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 50/365 (to reflect 50 days in the period since commencement of operation).

32	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of

Nuveen Investment Trust and Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Total Return Bond Fund and Nuveen U.S. Infrastructure Income Fund (each a series of Nuveen Investment Trust), and Nuveen High Income Bond Fund and Nuveen Strategic Income Fund (each a series of Nuveen Investment Funds, Inc.) (hereinafter collectively referred to as the “Funds”) at June 30, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented for each series of Nuveen Investment Trust, and the results of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended for each series of Nuveen Investment Funds, Inc., in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of Nuveen High Income Bond Fund and Nuveen Strategic Income Fund for the periods ended June 30, 2011 and prior were audited by other independent auditors whose report dated August 26, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 27, 2014

Nuveen Investments	33

Nuveen Global Total Return Bond Fund

Portfolio of Investments June 30, 2014

Shares		Description (1)	Coupon		Ratings (2)	Value

		LONG-TERM INVESTMENTS – 97.8%

		CONVERTIBLE PREFERRED SECURITIES – 0.4%

		Banks – 0.4%

75		Bank of America Corporation	7.250%		BB+	$87,525
		Total Convertible Preferred Securities (cost $63,225)				87,525

Shares		Description (1)	Coupon		Ratings (2)	Value

		$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.5%

		Banks – 0.8%

1,875		Citigroup Inc.	7.125%		BB+	$51,842

2,400		PNC Financial Services	6.125%		BBB	65,904

2,000		Regions Financial Corporation	6.375%		BB	50,060
		Total Banks				167,806

		Consumer Finance – 0.4%

3,000		Discover Financial Services	6.500%		BB	75,300

		Insurance – 0.3%

2,400		Hartford Financial Services Group Inc.	7.875%		BB+	71,856
		Total $25 Par (or similar) Retail Preferred (cost $292,963)				314,962

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		CORPORATE BONDS – 43.3%

		Auto Components – 0.7%

$45		American & Axle Manufacturing Inc.	6.625%	10/15/22	B+	$49,275

50		Stackpole International Intermediate Company, 144A	7.750%	10/15/21	B+	52,250

40		TRW Automotive Inc., 144A	4.450%	12/01/23	BBB–	41,000
135		Total Auto Components				142,525

		Automobiles – 1.6%

200	EUR	Fiat Finance & Trade SA	7.000%	3/23/17	BB–	300,644

30		General Motors Financial Company Inc.	4.250%	5/15/23	BB+	29,963
		Total Automobiles				330,607

		Banks – 7.6%

215		Bank of America Corporation	4.000%	4/01/24	A	219,414

45		CIT Group Inc.	5.000%	8/01/23	BB	46,069

95		Citigroup Inc.	4.500%	1/14/22	A	103,265

30		Citigroup Inc.	6.125%	8/25/36	A–	34,356

130		General Electric Capital Corporation	5.300%	2/11/21	AA	147,825

25		General Electric Capital Corporation	6.875%	1/10/39	AA+	33,582

25		HSBC Holdings PLC	6.800%	6/01/38	A+	31,897

34	Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Banks (continued)

$40		JPMorgan Chase & Company	3.375%	5/01/23	A	$39,261

45		JPMorgan Chase & Company	6.400%	5/15/38	A+	57,120

155		JPMorgan Chase & Company	6.750%	1/29/49	BBB	166,819

35		Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB–	38,311

200		Santander UK PLC, 144A	5.000%	11/07/23	A–	216,006

200		Societe Generale, 144A	5.000%	1/17/24	BBB+	209,167

200		State Bank of India London, 144A	4.875%	4/17/24	BBB–	202,550

25		Wells Fargo & Company	3.450%	2/13/23	A+	24,878
1,465		Total Banks				1,570,520

		Beverages – 1.0%

200		Coca-Cola Icecek AS, 144A	4.750%	10/01/18	BBB	210,620

		Building Products – 0.3%

60		Owens Corning Incorporated	4.200%	12/15/22	BBB–	61,610

		Capital Markets – 2.0%

125		Goldman Sachs Group, Inc.	6.000%	6/15/20	A	145,701

85		Goldman Sachs Group, Inc.	3.625%	1/22/23	A	85,366

30		Lazard Group LLC	4.250%	11/14/20	BBB+	31,431

75		Morgan Stanley Dean Witter & Company	4.875%	11/01/22	BBB+	80,506

75		Morgan Stanley	3.750%	2/25/23	A	76,296
390		Total Capital Markets				419,300

		Chemicals – 2.7%

25		Hexion US Finance	6.625%	4/15/20	B1	26,500

25		Huntsman International LLC, Convertible Bond, Series 2011	8.625%	3/15/21	B+	27,625

200		Mexichem SAB de CV, 144A	4.875%	9/19/22	BBB	208,000

25		Momentive Performance Materials Inc.	8.875%	10/15/20	D	26,688

200		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	209,750

50		Taminco Global Chemical Corporation, 144A	9.750%	3/31/20	B–	55,875
525		Total Chemicals				554,438

		Consumer Finance – 1.0%

100		Capital One Bank	3.375%	2/15/23	Baa1	99,325

75		Discover Financial Services	5.200%	4/27/22	BBB+	83,238

13		First Data Corporation	6.750%	11/01/20	BB–	14,073
188		Total Consumer Finance				196,636

		Containers & Packaging – 0.2%

50	CAD	Cascades Inc., 144A	5.500%	7/15/21	Ba3	46,800

		Diversified Consumer Services – 0.1%

20		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	CCC	20,100

Nuveen Investments	35

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services – 1.5%

$25	AT&T, Inc.	5.550%	8/15/41	A	$28,031

35	Brasil Telecom SA, 144A	5.750%	2/10/22	Baa3	34,930

20	CyrusOne LP Finance	6.375%	11/15/22	B+	21,550

50	IntelSat Jackson Holdings	6.625%	12/15/22	B–	52,188

65	Qwest Corporation	6.750%	12/01/21	BBB–	75,253

55	Verizon Communications	5.150%	9/15/23	A–	61,550

20	Verizon Communications	6.550%	9/15/43	A–	25,169

20	Windstream Corporation	6.375%	8/01/23	BB	20,275
290	Total Diversified Telecommunication Services				318,946

	Electric Utilities – 0.6%

55	APT Pipelines Limited, 144A	3.875%	10/11/22	BBB	55,110

25	Constellation Energy Group	5.150%	12/01/20	BBB+	28,177

50	FirstEnergy Corporation	4.250%	3/15/23	Baa3	49,796
130	Total Electric Utilities				133,083

	Energy Equipment & Services – 2.1%

20	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A	22,683

25	Gulfmark Offshore Inc.	6.375%	3/15/22	BB–	26,000

50	Hercules Offshore LLC, 144A	7.500%	10/01/21	B	49,625

55	Nabors Industries Inc.	4.625%	9/15/21	BBB	59,575

30	Offshore Group Investment Limited	7.500%	11/01/19	B–	31,725

200	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB	207,555

25	Weatherford International Limited	7.000%	3/15/38	BBB–	31,049
405	Total Energy Equipment & Services				428,212

	Gas Utilities – 0.1%

25	AmeriGas Finance LLC	6.750%	5/20/20	Ba2	27,125

	Hotels, Restaurants & Leisure – 0.1%

25	Shearer’s Foods LLC, 144A	9.000%	11/01/19	B1	27,375

	Independent Power & Renewable Electricity Producers – 0.1%

20	Genon Energy Inc.	9.500%	10/15/18	B	21,950

	Industrial Conglomerates – 1.0%

200	Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	208,700

	Insurance – 0.4%

50	Genworth Holdings Inc.	4.800%	2/15/24	BBB–	53,429

30	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	32,813
80	Total Insurance				86,242

	Machinery – 0.8%

55	Eaton Corporation	4.150%	11/01/42	A–	53,218

50	Ingersoll Rand	5.750%	6/15/43	BBB	58,261

36	Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Machinery (continued)

$40		Terex Corporation	6.000%	5/15/21	BB	$43,100
145		Total Machinery				154,579

		Media – 1.7%

20		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	19,925

20		Comcast Corporation	6.400%	5/15/38	A–	25,490

55		DIRECTV Holdings LLC	3.800%	3/15/22	BBB	56,792

50		Gannett Company Inc., 144A	5.125%	7/15/20	BB+	51,312

30		NBC Universal Media LLC	4.375%	4/01/21	A–	33,106

70		News America Holdings Inc.	6.650%	11/15/37	BBB+	88,882

45		SES SA, 144A	3.600%	4/04/23	BBB	45,503

25	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	23,781
		Total Media				344,791

		Metals & Mining – 4.3%

105		Alcoa Inc.	5.400%	4/15/21	BBB–	113,904

45		Allegheny Technologies Inc.	5.875%	8/15/23	BBB–	49,359

25		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	23,996

55		ArcelorMittal	6.750%	2/25/22	BB+	61,600

35		Century Aluminum Company, 144A	7.500%	6/01/21	B	36,925

70		Cliffs Natural Resources Inc.	4.800%	10/01/20	BBB–	68,500

25		Coeur d’Alene Mines Corporation, Convertible Bond	7.875%	2/01/21	B+	25,125

25		First Quantum Minerals Limited, 144A	6.750%	2/15/20	BB	25,750

25		First Quantum Minerals Limited, 144A	7.000%	2/15/21	BB	25,719

50		FMG Resources, 144A	8.250%	11/01/19	BB+	54,438

75		Freeport McMoRan, Inc.	3.550%	3/01/22	BBB	74,273

65		Newmont Mining Corporation	3.500%	3/15/22	BBB	62,669

35		Teck Resources Limited	6.250%	7/15/41	BBB	37,996

25		Vale Overseas Limited	6.875%	11/10/39	A–	27,764

35		WPE International Cooperatief U.A, 144A	10.375%	9/30/20	B+	18,375

80		Xstrata Finance Canada Limited, 144A	3.600%	1/15/17	BBB	83,933

100		Yamana Gold Inc., 144A	4.950%	7/15/24	Baa3	100,658
875		Total Metals & Mining				890,984

		Oil, Gas & Consumable Fuels – 7.0%

50		Amerada Hess Corporation	7.125%	3/15/33	BBB	66,359

50		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	63,047

80		Apache Corporation	4.250%	1/15/44	A–	78,679

30	CAD	Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	28,712

25		Atlas Pipeline LP Finance	5.875%	8/01/23	B+	25,438

25		Bill Barrett Corporation	7.000%	10/15/22	B1	26,500

Nuveen Investments	37

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Oil, Gas & Consumable Fuels (continued)

$25		Calumet Specialty Products	7.625%	1/15/22	B+	$26,875

30		Cenovus Energy Inc.	3.800%	9/15/23	BBB+	30,926

200		CNOOC Finance 2014 ULC	4.250%	4/30/24	AA–	205,065

5		Concho Resources Inc.	5.500%	10/01/22	BB+	5,381

30		Key Energy Services Inc.	6.750%	3/01/21	BB–	31,200

25		Kodiak Oil and Gas Corporation	5.500%	2/01/22	B	25,938

20		Linn Energy LLC Finance Corporation	6.250%	11/01/19	B+	20,950

25		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	26,500

20	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	B	20,008

25		PBF Holding Company LLC	8.250%	2/15/20	BB+	27,250

100		Petrobras Global Finance BV	6.250%	3/17/24	Baa1	106,440

25		Petrobras International Finance Company	5.375%	1/27/21	Baa1	26,056

50		Petrobras International Finance Company	6.875%	1/20/40	Baa1	52,375

25		Sandridge Energy Inc.	8.125%	10/15/22	B2	27,531

200		Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	Aa3	203,042

200		Thai Oil PCL, 144A	3.625%	1/23/23	Baa1	191,214

85		Transocean Inc.	3.800%	10/15/22	BBB–	84,126

50		Western Refining Inc.	6.250%	4/01/21	B+	52,250
		Total Oil, Gas & Consumable Fuels				1,451,862

		Paper & Forest Products – 0.8%

25		Domtar Corporation	4.400%	4/01/22	BBB–	25,738

80		Domtar Corporation	6.750%	2/15/44	BBB–	95,358

50		Resolute Forest Products	5.875%	5/15/23	BB–	49,250
155		Total Paper & Forest Products				170,346

		Personal Products – 0.2%

30		International Paper Company	8.700%	6/15/38	BBB	45,172

		Real Estate Investment Trust – 1.6%

70		American Tower Company	5.000%	2/15/24	BBB	76,029

50		ARC Property Operating Partnership LP, Clark Acquisition LLC, 144A	4.600%	2/06/24	BBB–	51,276

75		Digital Realty Trust Inc.	3.625%	10/01/22	BBB	71,433

80		HCP Inc.	3.750%	2/01/19	BBB+	85,244

15		Prologis Inc.	6.875%	3/15/20	BBB+	18,022

20		Simon Property Group, L.P.	5.650%	2/01/20	A	23,366
310		Total Real Estate Investment Trust				325,370

		Road & Rail – 0.2%

30		Hertz Corporation	7.375%	1/15/21	B	32,550

38	Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Software – 0.5%

$25		BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	$25,719

75		Computer Sciences Corporation	4.450%	9/15/22	BBB+	78,641
100		Total Software				104,360

		Specialty Retail – 0.2%

35		Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	33,714

		Tobacco – 0.6%

100		Altria Group Inc.	2.850%	8/09/22	BBB+	96,229

30		Reynolds American Inc.	3.250%	11/01/22	Baa2	28,943
130		Total Tobacco				125,172

		Transportation Infrastructure – 0.2%

35		Asciano Finance, 144A	5.000%	4/07/18	Baa2	38,111

		Wireless Telecommunication Services – 2.1%

150		Deutsche Telekom International Finance BV, 144A	4.875%	3/06/42	BBB+	156,900

200		Softbank Corporation, 144A	4.500%	4/15/20	BB+	203,248

50		Sprint Corporation, 144A	7.250%	9/15/21	BB–	55,125

28		Viacom Inc.	4.375%	3/15/43	BBB+	25,992
$428		Total Wireless Telecommunication Services				441,265
		Total Corporate Bonds (cost $8,553,445)				8,963,065

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		CONVERTIBLE BONDS – 0.1%

		Real Estate Investment Trust – 0.1%

$20		Boston Properties Limited Partnership	4.125%	5/15/21	A–	$21,235
$20		Total Convertible Bonds (cost $20,323)				21,235

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		$1,000 (PAR OR SIMILAR) INSTITUTIONAL PREFERRED – 3.3%

		Banks – 1.2%

$200		Barclays PLC	8.250%	N/A (4)	BB+	$212,000

35		Fifth Third Bancorp.	5.100%	N/A (4)	BBB–	33,626
235		Total Banks				245,626

		Capital Markets – 1.0%

100	EUR	Baggot Securities Limited, 144A	10.240%	N/A (4)	N/A	150,623

75		Goldman Sachs Capital II	4.000%	N/A (4)	BB+	60,000
		Total Capital Markets				210,623

		Diversified Financial Services – 0.2%

30		Rabobank Nederland, 144A	11.000%	N/A (4)	A–	40,281

Nuveen Investments	39

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Electric Utilities – 0.5%

$100		Electricite de France, 144A	5.250%	N/A (4)	A3	$102,013

		Insurance – 0.4%

25		Genworth Financial Inc.	6.150%	11/15/66	Ba1	23,781

50		Prudential Financial Inc.	5.200%	3/15/44	BBB+	51,000
75		Total Insurance				74,781
		Total $1,000 (par or similar) Institutional Preferred (cost $663,813)				673,324

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 5.9%

$74		Banc of America Alternative Loan Trust, Pass Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	$60,094

77		Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	4/25/47	Caa1	73,997

42		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	12/25/35	Caa1	39,382

145		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	157,031

630		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	668,588

40		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.483%	5/25/45	Aaa	40,952

180		Holmes Master Issuer PLC, Residential Mortgage Pool, Series 2012-1A, 144A	1.876%	10/15/54	AAA	181,725
$1,188		Total Asset-Backed and Mortgage-Backed Securities (cost $1,216,926)				1,221,769

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 43.3%

		Bermuda – 0.5%

$100		Bermuda Government, 144A	5.603%	7/20/20	AA–	$111,500

		Brazil – 1.1%

600	BRL	Letra De Tesouro Nacional de Brazil	0.000%	1/01/16	BBB+	230,970

		Canada – 0.7%

150	CAD	Province of Ontario	4.200%	3/08/18	Aa2	153,153

		Germany – 4.1%

150	EUR	Bundesobligation	1.750%	2/15/24	Aaa	215,513

150	EUR	Deutschland Republic	1.500%	5/15/24	Aaa	210,131

290	EUR	Deutschland Republic	2.500%	8/15/46	Aaa	425,053
590	EUR	Total Germany				850,697

		Greece – 0.8%

120	EUR	Hellenic Republic	4.750%	4/17/19	B	167,885

		Indonesia – 0.5%

100		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	111,000

40	Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Malaysia – 1.5%

1,000	MYR	Republic of Malaysia	3.172%	7/15/16	A	$310,690

		Mexico – 11.1%

2,000	MXN	Mexico Bonos de DeSarrollo	8.000%	12/17/15	A	164,576

9,000	MXN	Mexico Bonos de DeSarrollo	4.750%	6/14/18	A	701,664

8,650	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	778,950

3,825	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	333,869

4,000	MXN	United Mexican States	9.500%	12/18/14	A	317,307
27,475	MXN	Total Mexico				2,296,366

		Norway – 1.0%

1,100	NOK	Norwegian Government Bond	3.750%	5/25/21	AAA	198,610

		Poland – 3.3%

850	PLN	Republic of Poland	2.500%	7/25/18	A	275,972

500	PLN	Republic of Poland	5.750%	9/23/22	A	192,466

600	PLN	Republic of Poland	4.000%	10/25/23	A	206,065
1,950	PLN	Total Poland				674,503

		Portugal – 2.2%

200	EUR	Portugal Obrigacoes do Tesouro	4.750%	6/14/19	Ba1	303,651

100	EUR	Portugal Obrigacoes do Tesouro	5.650%	2/15/24	Ba1	158,710
300	EUR	Total Portugal				462,361

		Romania – 0.6%

100		Republic of Romania, 144A	6.125%	1/22/44	BBB–	113,635

		South Africa – 4.6%

3,800	ZAR	Republic of South Africa	7.250%	1/15/20	BBB+	348,585

4,900	ZAR	Republic of South Africa	6.750%	3/31/21	Baa1	431,642

1,500	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	164,504
10,200	ZAR	Total South Africa				944,731

		Sweden – 0.8%

1,000	SEK	Republic of Sweden	3.500%	6/01/22	AAA	171,788

		Turkey – 6.1%

1,000	TRY	Republic of Turkey, Government Bond	9.000%	3/08/17	BBB	481,209

785	TRY	Republic of Turkey, Government Bond	10.500%	1/15/20	BBB	402,949

430	TRY	Republic of Turkey, Government Bond	7.100%	3/08/23	BBB	183,987

200		Republic of Turkey, Government Bond	4.875%	4/16/43	Baa3	188,000
		Total Turkey				1,256,145

		United Kingdom – 4.4%

270	GBP	United Kingdom Gilt	1.250%	7/22/18	Aa1	452,250

Nuveen Investments	41

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		United Kingdom (continued)

250	GBP	United Kingdom, Treasury Bill	3.750%	9/07/19	AAA	$464,187
520	GBP	Total United Kingdom				916,437
		Total Sovereign Debt (cost $9,174,786)				8,970,471
		Total Long-Term Investments (cost $19,985,481)				20,252,351

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 6.4%

		Repurchase Agreements – 6.4%

$1,328		Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $1,328,478, collateralized by $1,295,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $1,359,750	0.000%	7/01/14		$1,328,478
		Total Short-Term Investments (cost $1,328,478)				1,328,478
		Total Investments (cost $21,313,959) – 104.2%				21,580,829
		Other Assets Less Liabilities – (4.2)% (5)				(869,423)
		Net Assets – 100%				$20,711,406

Investments in Derivatives as of June 30, 2014

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (5)
Barclays Bank PLC	Polish Zloty	825,000	U.S. Dollar	269,600	8/29/14	$(1,064)
BNP Paribas	Euro	996,500	U.S. Dollar	1,365,888	7/31/14	1,231
Citigroup	Euro	170,000	U.S. Dollar	232,994	7/31/14	188
Citigroup	Euro	300,000	U.S. Dollar	408,368	7/31/14	(2,467)
Citigroup	Swedish Krona	1,090,000	U.S. Dollar	163,000	8/29/14	(34)
Citigroup	U.S. Dollar	326,043	Australian Dollar	350,000	7/31/14	3,306
Citigroup	U.S. Dollar	69,558	Euro	51,000	7/31/14	284
Citigroup	U.S. Dollar	733,770	Mexican Peso	9,630,000	8/14/14	6,312
Citigroup	U.S. Dollar	1,022,310	Pound Sterling	600,000	8/18/14	4,150
Credit Suisse	Malaysian Ringgit	1,014,000	U.S. Dollar	314,438	7/22/14	(1,262)
Credit Suisse	Norwegian Krone	1,167,000	U.S. Dollar	193,883	8/29/14	4,040
Credit Suisse	Norwegian Krone	50,000	U.S. Dollar	8,125	8/29/14	(9)
Credit Suisse	U.S. Dollar	402,235	Brazilian Real	900,000	7/02/14	5,097
Goldman Sachs	Pound Sterling	542,000	U.S. Dollar	907,723	7/31/14	(19,646)
Goldman Sachs	U.S. Dollar	608,047	Pound Sterling	360,000	7/31/14	7,918
Goldman Sachs	U.S. Dollar	623,901	Pound Sterling	370,000	7/31/14	9,173
JPMorgan	U.S. Dollar	987,106	Malaysian Ringgit	3,200,000	8/12/14	8,557
JPMorgan	U.S. Dollar	402,626	Indonesian Rupiah	4,600,000,000	8/20/14	(17,288)
JPMorgan	U.S. Dollar	218,310	South African Rand	2,340,000	8/29/14	(379)
Morgan Stanley	Canadian Dollar	265,000	U.S. Dollar	241,065	7/09/14	(7,241)
Morgan Stanley	Canadian Dollar	50,000	U.S. Dollar	45,695	7/09/14	(1,155)
Morgan Stanley	Turkish Lira	1,300,000	U.S. Dollar	597,972	8/01/14	(11,684)
Morgan Stanley	U.S. Dollar	22,895	Canadian Dollar	25,000	7/09/14	530
Morgan Stanley	U.S. Dollar	193,973	Turkish Lira	410,000	8/01/14	(1,697)
Nomura Securities	Brazilian Real	1,795,000	U.S. Dollar	811,483	7/02/14	(918)
Nomura Securities	U.S. Dollar	399,197	Brazilian Real	895,000	7/02/14	5,872
Nomura Securities	U.S. Dollar	804,175	Brazilian Real	1,795,000	8/04/14	631
Nomura Securities	U.S. Dollar	954,778	New Zealand Dollar	1,100,000	8/20/14	3,987
						$(3,568)

42	Nuveen Investments

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (5)
JPMorgan	$200,000	Receive	3-Month USD-LIBOR-BBA	2.078%	Semi-Annually	2/19/23	$4,330
Morgan Stanley	1,000,000	Receive	3-Month USD-LIBOR-BBA	2.095	Semi-Annually	3/19/23	22,607
	$1,200,000						$26,937

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
90-Day Eurodollar	Short	(18)	6/16	$(4,435,200)	$(5,157)
Euro-Bund	Long	3	9/14	603,903	4,991
U.S. Treasury 5-Year Note	Short	(11)	9/14	(1,314,070)	4,127
U.S. Treasury 10-Year Note	Short	(6)	9/14	(751,031)	(108)
U.S. Treasury Long Bond	Short	(3)	9/14	(411,563)	2,702
U.S. Treasury Ultra Bond	Short	(3)	9/14	(449,813)	2,804
				$(6,757,774)	$9,359
*	Total aggregate Notional Amount at Value of long and short positions is $603,903 and $(7,361,677), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

N/A	Not applicable.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

PLN	Polish Zloty

SEK	Swedish Krona

TRY	Turkish Lira

ZAR	South African Rand

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

Nuveen Investments	43

Nuveen High Income Bond Fund

Portfolio of Investments June 30, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.6%

	COMMON STOCKS – 1.7%

	Airlines – 0.1%

35,200	Delta Air Lines, Inc.	$1,362,944

	Building Products – 0.0%

527	Dayton Superior, Class A, (2), (3)	30,195

585	Dayton Superior, Class 1, (2), (3)	33,550
	Total Building Products	63,745

	Capital Markets – 0.2%

52,412	Adamas Finance Asia Limited, (2)	4,193

75,000	Och-Ziff Capital Management Group, Class A Shares	1,037,250

67,000	Prospect Capital Corporation	711,875

48,000	Technology Investment Capital Corporation, (4)	475,200
	Total Capital Markets	2,228,518

	Chemicals – 0.2%

21,500	LyondellBasell Industries NV	2,099,475

	Containers & Packaging – 0.2%

21,400	Packaging Corp. of America	1,529,886

	Media – 0.1%

50,000	Cablevision Systems Corporation	882,500

	Metals & Mining – 0.1%

23,200	Freeport-McMoRan, Inc.	846,800

499,059	Northland Resources SA, (2)	101,702
	Total Metals & Mining	948,502

	Multiline Retail – 0.0%

7,000	Target Corporation, (4)	405,650

	Oil, Gas & Consumable Fuels – 0.2%

12,500	Bonanza Creek Energy Inc., (2)	714,875

14,500	Pembina Pipeline Corporation	623,500

87,000	Pengrowth Energy Corporation	624,660
	Total Oil, Gas & Consumable Fuels	1,963,035

	Real Estate Investment Trust – 0.4%

15,500	Camden Property Trust	1,102,825

48,700	Colony Financial Inc.	1,130,814

24,400	Mid-America Apartment Communities	1,782,420
	Total Real Estate Investment Trust	4,016,059

44	Nuveen Investments

Shares	Description (1)				Value

	Road & Rail – 0.2%

16,100	Norfolk Southern Corporation				$1,658,783
	Total Common Stocks (cost $13,509,354)				17,159,097

Shares	Description (1), (5)				Value

	EXCHANGE-TRADED FUNDS – 0.9%

50,000	PowerShares S&P 500 Low Volatility Portfolio				$1,779,500

210,000	PowerShares Senior Loan Portfolio				5,222,700

35,000	Vanguard FTSE Europe ETF				2,098,250
	Total Exchange-Traded Funds (cost $8,989,336)				9,100,450

Shares	Description (1)	Coupon		Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.4%

	Electric Utilities – 0.3%

25,000	Exelon Corporation	6.500%		BBB–	$1,348,665

20,000	NextEra Energy Inc.	5.889%		BBB	1,299,800
	Total Electric Utilities				2,648,465

	Metals & Mining – 0.1%

40,000	ArcelorMittal	6.000%		BB–	899,600
	Total Convertible Preferred Securities (cost $3,106,976)				3,548,065

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (7)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 1.9% (8)

	Construction Materials – 0.2%

$2,500	Atkore International Inc.	7.750%	9/27/21	CCC+	$2,521,875

	Health Care Providers & Services – 0.3%

3,000	RegionalCare Hospital Partners Inc., Second Lien Term Loan	10.500%	10/21/19	CCC+	2,985,939

	Hotels, Restaurants & Leisure – 0.4%

2,000	Caesars Entertainment Corporation, Term Loan B5	4.402%	1/29/18	Caa2	1,851,112

1,985	Rock Ohio Caesar LLC, Term Loan B	5.000%	3/29/19	BB–	1,957,706
3,985	Total Hotels, Restaurants & Leisure				3,808,818

	Independent Power & Renewable Electricity Producers – 0.2%

130	Empire Generating Company LLC, Term Loan C	5.250%	3/13/21	B+	131,141

1,870	Empire Generating Company LLC	5.250%	3/13/21	B+	1,884,366
2,000	Total Independent Power & Renewable Electricity Producers				2,015,507

	Oil, Gas & Consumable Fuels – 0.6%

1,990	Arch Coal Inc., Term Loan B	6.250%	5/16/18	B+	1,957,064

2,493	Fieldwood Energy LLC, Second Lien Term Loan	8.375%	9/30/20	B2	2,577,619

1,000	Samson Investment Company Second Lien Term Loan	5.000%	9/25/18	B1	1,002,054
5,483	Total Oil, Gas & Consumable Fuels				5,536,737

Nuveen Investments	45

Nuveen High Income Bond Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (7)	Ratings (6)	Value

	Professional Services – 0.2%

$2,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/11/22	CCC+	$1,996,876
$18,968	Total Variable Rate Senior Loan Interests (cost $18,631,880)				18,865,752

Shares	Description (1)	Coupon		Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 5.5%

	Banks – 1.1%

82,830	Bank of America Corporation	4.000%		BB+	$1,771,734

40,000	HSBC USA Inc.	4.000%		BBB+	934,400

89,536	HSBC USA Inc.	0.980%		BBB+	2,027,095

127,620	RBS Capital Trust	6.080%		BB+	3,075,642

110,000	Regions Financial Corporation	6.375%		BB	2,753,300

35,000	Royal Bank of Scotland Group PLC	6.750%		BB	871,850
	Total Banks				11,434,021

	Capital Markets – 0.8%

152,330	Morgan Stanley	4.000%		BB+	3,081,636

66,903	Saratoga Investment Corporation, (18)	7.500%		N/R	1,697,329

169,434	UBS Preferred Funding Trust IV	0.852%		BBB	3,315,823
	Total Capital Markets				8,094,788

	Consumer Finance – 0.1%

50,000	Discover Financial Services	6.500%		BB	1,255,000

	Household Durables – 0.1%

65,624	Hovnanian Enterprises Incorporated, (2)	7.625%		Caa2	892,486

	Insurance – 0.3%

60,000	AmTrust Financial Services Inc., (WI/DD), (2)	7.250%		N/R	1,489,200

51,131	Endurance Specialty Holdings Limited	7.500%		BBB–	1,346,279
	Total Insurance				2,835,479

	Marine – 0.2%

70,000	Safe Bulkers Inc.	8.000%		N/R	1,766,100

	Multi-Utilities – 0.1%

17,000	Dominion Resources Inc.	6.375%		BBB	894,625

	Oil, Gas & Consumable Fuels – 0.3%

60,000	BreitBurn Energy Partners LP	8.250%		N/R	1,527,000

50,000	Teekay Offshore Partners LP	7.250%		N/R	1,310,500
	Total Oil, Gas & Consumable Fuels				2,837,500

	Real Estate Investment Trust – 2.5%

51,900	Ashford Hospitality Trust Inc.	8.450%		N/R	1,323,969

50,000	Colony Financial Inc., (2)	7.500%		N/R	1,250,000

40,000	CommomWealth REIT	7.250%		Ba1	1,031,200

46	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (6)	Value

	Real Estate Investment Trust (continued)

75,000	Coresite Realty Corporation	7.250%		N/R	$1,886,250

50,000	Corporate Office Properties Trust	7.375%		BB	1,280,000

22,024	First Potomac Realty Trust	7.750%		N/R	571,523

70,000	General Growth Properties	6.375%		B	1,687,000

41,677	Hersha Hospitality Trust	8.000%		N/R	1,076,100

54,000	Kite Realty Group Trust	8.250%		N/R	1,418,580

70,000	LaSalle Hotel Properties, (18)	7.500%		N/R	1,824,900

72,767	Northstar Realty Finance Corporation, (4)	8.500%		N/R	1,849,009

50,000	Pebblebrook Hotel Trust	7.875%		N/R	1,317,500

40,500	Pebblebrook Hotel Trust	6.500%		N/R	954,180

50,000	Realty Income Corporation	6.625%		Baa2	1,307,500

40,000	Retail Properties of America	7.000%		N/R	1,028,400

40,000	Summit Hotel Properties Inc.	9.250%		N/R	1,086,800

79,000	Summit Hotel Properties Inc.	7.125%		N/R	1,974,210

90,302	Ventas Realty LP, (4)	5.450%		BBB+	2,159,122
	Total Real Estate Investment Trust				25,026,243
	Total $25 Par (or similar) Retail Preferred (cost $51,718,998)				55,036,242

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	CORPORATE BONDS – 79.2%

	Aerospace & Defense – 0.2%

$2,026	Erickson Inc., (4)	8.250%	5/01/20	B1	$2,081,715

200	Spirit AeroSystems Inc., 144A	5.250%	3/15/22	Ba3	203,000
2,226	Total Aerospace & Defense				2,284,715

	Airlines – 0.4%

1,950	Air Canada, 144A	8.750%	4/01/20	BB	2,184,000

2,000	Air Canada, 144A	7.750%	4/15/21	B–	2,125,000
3,950	Total Airlines				4,309,000

	Auto Components – 1.6%

2,500	Allied Specialty Vehicle Inc., 144A	8.500%	11/01/19	B+	2,631,250

3,450	CST Brands Inc., (4)	5.000%	5/01/23	BB	3,450,000

3,600	Gestamp Funding Luxembourg SA, 144A	5.625%	5/31/20	BB	3,753,000

2,000	Schaeffler Holding Finance BV, 144A	6.875%	8/15/18	B1	2,107,500

3,900	Stackpole International Intermediate Company, 144A	7.750%	10/15/21	B+	4,075,500
15,450	Total Auto Components				16,017,250

	Automobiles – 0.3%

3,000	DriveTime Automotive Group Inc, DT Acceptance Corporation, 144A	8.000%	6/01/21	B	3,060,000

Nuveen Investments	47

Nuveen High Income Bond Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Banks – 3.1%

$4,000		Banco Do Brasil, 144A	9.000%	12/18/64	Ba3	$3,945,000

2,850		BBVA Bancomer SA Texas, 144A	6.750%	9/30/22	Baa2	3,263,250

3,650		CIT Group Inc., (4)	3.875%	2/19/19	BB–	3,706,940

900		Popular Inc.	7.000%	7/01/19	BB–	913,500

3,425	EUR	Royal Bank of Scotland Group PLC	5.500%	11/29/49	BB	4,579,642

2,500		Sberbank Capital SA, Loan Participation Note, 144A	5.500%	2/26/24	BBB–	2,431,250

2,850		ScotiaBank Peru SA, 144A	4.500%	12/13/27	A–	2,728,875

1,500		Speedy Cash Inc,, 144A	10.750%	5/15/18	B	1,522,500

2,000		Turkiye Vakiflar Bankasi T.A.O, 144A	6.000%	11/01/22	BB+	1,972,500

2,000	EUR	UT2 Funding PLC	5.321%	6/30/16	BB–	2,943,996

3,000		Yapi ve Kredi Bankasi AS, 144A	5.500%	12/06/22	BBB–	2,847,900
		Total Banks				30,855,353

		Beverages – 0.3%

750		Andalou Efes Biracilik ve Malt Sanayii AS, 144A	3.375%	11/01/22	BBB–	669,375

2,000		Carolina Beverage Group LLC, 144A	10.625%	8/01/18	B–	2,155,000
2,750		Total Beverages				2,824,375

		Building Products – 2.1%

1,935		Associated Asphalt Partners LLC, 144A	8.500%	2/15/18	B	2,046,263

1,500		Atrium Windows and Doors Inc., 144A	7.750%	5/01/19	B–	1,515,000

3,000		Builders FirstSource Inc., 144A	7.625%	6/01/21	B–	3,210,000

3,300		Building Materials Holdings Corporation, 144A	9.000%	9/15/18	B–	3,555,750

2,800		Griffon Corporation	5.250%	3/01/22	BB–	2,782,500

193		Odebrecht Offshore Drilling Finance Limited, Reg S	6.750%	10/01/22	BBB	206,435

2,750		Ply Gem Industries Inc., 144A, (4)	6.500%	2/01/22	CCC+	2,660,625

2,500		Taylor Morrison Monarch Communities, 144A, (4)	5.250%	4/15/21	BB–	2,537,500

2,250		US Concrete Inc., 144A	8.500%	12/01/18	B	2,441,250
20,228		Total Building Products				20,955,323

		Chemicals – 2.8%

4,650		Eagle Spinco Inc.	4.625%	2/15/21	BB	4,615,125

2,500		Hexion US Finance Corporation	8.875%	2/01/18	CCC+	2,600,000

3,500		HIG BBC Intermediate Holdings LLC for Cornerstone Chemical Company	10.500%	9/15/18	N/R	3,587,500

1,950		Ineos Group Holdings SA, 144A, (4)	6.125%	8/15/18	B–	2,018,250

3,000	EUR	Ineos Group Holdings SA, 144A	5.750%	2/15/19	B–	4,241,408

2,500		Kissner Milling Company Limited, 144A	7.250%	6/01/19	B–	2,575,000

2,775		Momentive Performance Materials Inc., (4)	8.875%	10/15/20	D	2,962,313

2,800		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	2,936,500

425		TPC Group Inc., 144A	8.750%	12/15/20	B	470,688

2,250		Trinseo Materials Operating	8.750%	2/01/19	B	2,424,375
		Total Chemicals				28,431,159

48	Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Commercial Services & Supplies – 2.6%

$600		ABX Group Inc., 144A	8.750%	12/01/20	CCC+	$609,000

2,860		ABX Group Inc.	8.750%	12/01/20	CCC+	2,902,900

3,740		ADT Corporation, (4)	6.250%	10/15/21	BBB–	3,964,400

3,050		Casella Waste Systems Inc., (4)	7.750%	2/15/19	CCC+	3,187,250

2,650		Clean Harbors Inc.	5.250%	8/01/20	BB+	2,732,813

4,140	EUR	Europcar Groupe SA, 144A	11.500%	5/15/17	B–	6,511,608

2,840	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B+	2,741,390

2,000		Square Two Financial Corporation, (4)	11.625%	4/01/17	B2	1,930,000

1,500		West Corporation, 144A, (WI/DD)	5.375%	7/15/22	B+	1,485,000
		Total Commercial Services & Supplies				26,064,361

		Communications Equipment – 0.5%

3,000		Avaya Inc., 144A, (4)	10.500%	3/01/21	CCC+	2,767,500

2,000		Broadview Networks Holdings Inc.	10.500%	11/15/17	N/R	1,950,000
5,000		Total Communications Equipment				4,717,500

		Computers & Peripherals – 0.3%

1,000		Hutchinson Technology Inc., Convertible Bond	8.500%	1/15/17	N/R	940,000

2,250		NCR Corporation	5.000%	7/15/22	BB	2,278,125
3,250		Total Computers & Peripherals				3,218,125

		Construction & Engineering – 0.7%

2,000		Michael Baker Holdings LLC Finance Corporation, 144A	8.875%	4/15/19	B–	2,000,000

2,500		Michael Baker International LLC / CDL Acquisition Company Inc., 144A	8.250%	10/15/18	B+	2,662,500

15,000	NOK	VV Holding AS, 144A, (WI/DD)	7.070%	7/10/19	N/R	2,445,446
		Total Construction & Engineering				7,107,946

		Consumer Finance – 1.1%

3,000		Enova International Inc., 144A	9.750%	6/01/21	B	2,988,750

2,050		First Data Corporation	12.625%	1/15/21	B–	2,524,063

3,425		First Data Corporation, (4)	11.750%	8/15/21	CCC+	4,062,906

1,500		Home Credit & Finance Bank LLC Eurasia Capital	9.375%	4/24/20	BB–	1,404,375
9,975		Total Consumer Finance				10,980,094

		Containers & Packaging – 1.3%

240		Ardagh Packaging Finance / MP HD USA, 144A	7.000%	11/15/20	CCC+	248,400

2,300		Ardagh Packaging Finance / MP HD USA, 144A, (4)	6.750%	1/31/21	CCC+	2,374,750

4,500		Beverage Packaging Holdings Luxembourg II SA / Issuer Inc., 144A	6.000%	6/15/17	CCC+	4,612,500

3,000		Cascades Inc., 144A	5.500%	7/15/22	Ba3	2,992,500

2,900		Reynolds Group	9.875%	8/15/19	CCC+	3,211,750
12,940		Total Containers & Packaging				13,439,900

		Diversified Consumer Services – 1.0%

1,800		Ahern Rentals Inc., 144A, (4)	9.500%	6/15/18	B	1,984,500

Nuveen Investments	49

Nuveen High Income Bond Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Diversified Consumer Services (continued)

$3,000		Gibson Brands Inc., 144A	8.875%	8/01/18	B–	$3,086,250

3,000		Jones Group Inc.	6.125%	11/15/34	CCC	2,580,000

2,100		Office Depot de Mexico SA de CV, 144A	6.875%	9/20/20	BB+	2,241,750
9,900		Total Diversified Consumer Services				9,892,500

		Diversified Financial Services – 1.5%

4,250		CNG Holdings Inc., 144A	9.375%	5/15/20	B–	3,532,813

3,000		Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	3,150,000

2,300		Jefferies Finance LLC Corporation, 144A	6.875%	4/15/22	B1	2,323,000

1,600		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	1,616,000

3,960		Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	4,162,950
15,110		Total Diversified Financial Services				14,784,763

		Diversified Telecommunication Services – 1.6%

5,250		CenturyLink Inc.	7.650%	3/15/42	BB+	5,236,875

6,200		IntelSat Jackson Holdings, (4)	6.625%	12/15/22	B–	6,471,250

3,900		WideOpenWest Finance Capital Corporation	13.375%	10/15/19	CCC+	4,514,250
15,350		Total Diversified Telecommunication Services				16,222,375

		Electric Utilities – 1.5%

3,500		Energy Future Intermediate Holding Company LLC, 144A	12.250%	3/01/22	D	4,305,000

4,775		FirstEnergy Corporation	4.250%	3/15/23	Baa3	4,755,504

3,450		Intergen NV, 144A	7.000%	6/30/23	B+	3,562,125

760		Midwest Generation LLC	8.560%	1/02/16	B	777,175

1,000		Star Energy Geothermal Wayang Windu Limited, 144A	6.125%	3/27/20	B+	1,021,200

1,000		Texas Competitive Electric Holdings, 144A, (10)	11.500%	10/01/20	D	912,500
14,485		Total Electric Utilities				15,333,504

		Energy Equipment & Services – 2.7%

3,000		Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B	3,067,500

2,500		Hercules Offshore LLC, 144A	8.750%	7/15/21	B	2,643,750

15,000	NOK	North Atlantic Drilling Limited	6.050%	10/30/18	N/R	2,451,560

2,950		Offshore Group Investment Limited, (4)	7.500%	11/01/19	B–	3,119,625

3,000		Oro Negro Drilling PTE Limited, 144A	7.500%	1/24/19	N/R	3,052,500

3,000		Prospector Finance II, SA	7.750%	6/19/19	N/R	3,000,000

3,500		SAExploration Holdings Inc., 144A, (WI/DD)	10.000%	7/15/19	B–	3,508,750

2,000		Santa Maria Offshore Limited	8.875%	7/03/18	N/R	2,130,000

2,500		Seventy Seven Energy Inc., 144A	6.500%	7/15/22	B	2,562,500

1,500		TMK OAO via TMK Capital SA, 144A	6.750%	4/03/20	B+	1,462,500
		Total Energy Equipment & Services				26,998,685

		Food & Staples Retailing – 0.6%

2,500		Kehe Distributors LLC Finance, 144A	7.625%	8/15/21	B–	2,725,000

50	Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Food & Staples Retailing (continued)

$1,500		Rite Aid Corporation, 144A	6.875%	12/15/28	CCC+	$1,518,750

2,000		Roundy’s Supermarkets Inc., 144A	10.250%	12/15/20	B3	2,112,500
6,000		Total Food & Staples Retailing				6,356,250

		Food Products – 2.2%

3,000		B&G Foods Inc.	4.625%	6/01/21	BB–	3,007,500

2,500		Diamond Foods Inc., 144A	7.000%	3/15/19	CCC+	2,618,750

2,500		Dole Food Company, 144A, (4)	7.250%	5/01/19	CCC+	2,531,250

4,050		JBS Investments GmbH, 144A, (4)	7.250%	4/03/24	BB	4,191,750

4,000		Land O Lakes Capital Trust I	7.450%	3/15/28	BB	4,030,000

3,200		Marfrig Holding Europe BV, 144A, (4)	8.375%	5/09/18	B	3,403,040

850		Mriya Agro Holding PLC, 144A, (4)	9.450%	4/19/18	CCC	671,500

2,000		Southern States Cooperative Inc., 144A	10.000%	8/15/21	B	2,030,000
22,100		Total Food Products				22,483,790

		Gas Utilities – 0.6%

2,925		Ferrellgas LP, 144A	6.750%	1/15/22	B+	3,056,625

3,010		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	3,175,550
5,935		Total Gas Utilities				6,232,175

		Health Care Equipment & Supplies – 0.6%

1,050	EUR	Labco SAS, Reg S	8.500%	1/15/18	BB–	1,524,031

2,500		Tenet Healthcare Corporation	6.250%	11/01/18	BB	2,775,000

1,800		Tenet Healthcare Corporation	6.875%	11/15/31	B3	1,741,500
		Total Health Care Equipment & Supplies				6,040,531

		Health Care Providers & Services – 1.9%

3,000		Bioscrip Inc., 144A, (4)	8.875%	2/15/21	CCC	3,135,000

3,000		Community Health Systems, Inc.	5.125%	8/15/18	BB+	3,146,250

1,250		HCA Holdings Inc.	6.250%	2/15/21	B–	1,342,188

3,500		HCA Inc.	6.500%	2/15/20	BB+	3,937,500

1,935		Kindred Healthcare Inc., 144A	6.375%	4/15/22	B–	1,944,675

1,000		National Mentor Holdings, 144A	12.500%	2/15/18	CCC+	1,062,500

2,000		Opal Acquisition Inc., 144A	8.875%	12/15/21	CCC+	2,105,000

1,000		Select Medical Corporation, 144A	6.375%	6/01/21	B–	1,045,000

1,150		Select Medical Corporation, (4)	6.375%	6/01/21	B–	1,201,750

—	(11)	Symbion Inc.	11.000%	8/23/15	CCC+	494
17,835		Total Health Care Providers & Services				18,920,357

		Hotels, Restaurants & Leisure – 1.9%

1,250		Caesars Entertainment Resort Properties LLC, 144A	8.000%	10/01/20	B+	1,306,250

2,450		Caesars Operating Escrow	9.000%	2/15/20	Caa2	2,048,813

3,350		Chukchansi Economic Development Authority, 144A	9.750%	11/15/20	CCC+	2,344,962

Nuveen Investments	51

Nuveen High Income Bond Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Hotels, Restaurants & Leisure (continued)

$30		Greektown Holdings, (3)	10.750%	12/01/14	N/R	$—

3,350		Mohegan Tribal Gaming Authority, (4)	9.750%	9/01/21	B3	3,718,500

2,000		Roc Finance LLC and Roc Finance 1 Corporation, 144A, (4)	12.125%	9/01/18	B	2,170,000

2,750		Shearer’s Foods LLC, 144A	9.000%	11/01/19	B1	3,011,250

4,350		Wynn Macau Limited, 144A	5.250%	10/15/21	BB	4,469,625
19,530		Total Hotels, Restaurants & Leisure				19,069,400

		Household Durables – 0.8%

2,500		Beazer Homes USA, Inc.	7.500%	9/15/21	CCC+	2,650,000

2,000		K. Hovnanian Enterprises Inc.	5.000%	11/01/21	Ba3	1,820,000

3,000		Rialto Holdings LLC-Rialto Corporation	7.000%	12/01/18	B	3,150,000
7,500		Total Household Durables				7,620,000

		Independent Power & Renewable Electricity Producers – 1.0%

2,000		Dynegy Inc., (4)	5.875%	6/01/23	B+	2,015,000

3,969		Mirant Americas Generation LLC, (4)	9.125%	5/01/31	BB–	4,078,148

3,500		RRI Energy Inc.	7.875%	6/15/17	B	3,718,750
9,469		Total Independent Power & Renewable Electricity Producers				9,811,898

		Industrial Conglomerates – 0.6%

9,000	NOK	Grieg Seafood ASA	8.820%	12/21/15	N/R	1,540,631

4,050		Stena AB, 144A, (4)	7.000%	2/01/24	BB	4,313,250
		Total Industrial Conglomerates				5,853,881

		Internet Software & Services – 0.2%

2,250		Equinix Inc., (4)	5.375%	4/01/23	BB	2,300,625

		IT Services – 0.2%

2,175		NeuStar Inc., (4)	4.500%	1/15/23	BB–	1,881,375

		Leisure Equipment & Products – 0.8%

2,900		24 Hour Holdings III LLC, 144A, (4)	8.000%	6/01/22	CCC+	2,885,500

2,000		Cinemark USA Inc.	4.875%	6/01/23	BB–	1,995,000

2,925	CAD	Gateway Casinos & Entertainment Limited	8.500%	11/26/20	B+	2,799,124
		Total Leisure Equipment & Products				7,679,624

		Machinery – 1.1%

3,515		Chassix Inc., 144A	9.250%	8/01/18	B–	3,822,563

3,000		Commercial Vehicle Group, (4)	7.875%	4/15/19	B	3,120,000

3,730		CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B+	4,019,075
10,245		Total Machinery				10,961,638

		Marine – 1.6%

10,450	NOK	BOA SBL AS, 144A	7.270%	4/19/18	N/R	1,712,179

10,103	NOK	E Forland AS	8.610%	9/04/18	B	1,692,360

2,000		Eletson Holdings Inc., 144A	9.625%	1/15/22	B	2,145,000

52	Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Marine (continued)

$2,750		Global Ship Lease Inc., 144A	10.000%	4/01/19	B	$2,956,250

2,000		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	2,090,000

2,500		Navios South American Logistics Inc., Finance US Inc., 144A, (4)	7.250%	5/01/22	B+	2,600,000

2,200		Topaz Marine SA, 144A	8.625%	11/01/18	B–	2,370,500
		Total Marine				15,566,289

		Media – 5.4%

2,300		Altice S.A, 144A, (4)	7.750%	5/15/22	B	2,455,250

1,000		American Media Inc., 144A, (4)	13.500%	6/15/18	CCC–	1,055,000

932		Baker & Taylor Inc., 144A	15.000%	4/01/17	B3	876,080

2,000		Cequel Communication Holdings I, 144A, (4)	5.125%	12/15/21	B–	1,992,500

2,850		Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB–	2,874,938

5,000		Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	5,668,750

800		Dish DBS Corporation, (4)	5.875%	7/15/22	BB–	868,000

2,975		Gannett Company Inc., 144A	5.125%	7/15/20	BB+	3,053,094

2,500		Harron Communications Finance, 144A	9.125%	4/01/20	B–	2,787,500

3,250		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	3,469,375

1,950		McClatchy Company	9.000%	12/15/22	B1	2,225,438

3,000		McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	3,442,500

3,600		Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	3,726,000

3,500		Numericable Group SA, 144A, (4)	4.875%	5/15/19	Ba3	3,591,875

1,500		Numericable Group SA, 144A	6.000%	5/15/22	Ba3	1,560,000

2,000		Radio One Inc., 144A	9.250%	2/15/20	CCC	2,165,000

2,750		Sinclair Television Group	5.375%	4/01/21	B+	2,767,188

2,325		Sirius XM Radio Inc., 144A	6.000%	7/15/24	BB	2,418,000

2,500		SiTV Inc., 144A, (WI/DD)	10.375%	7/01/19	B–	2,562,500

2,000		Time Inc., 144A, (4)	5.750%	4/15/22	BB	2,020,000

3,150	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	2,996,345
		Total Media				54,575,333

		Metals & Mining – 6.0%

1,000		Aleris International Inc., (3)	10.000%	12/15/16	N/R	10

1,600		Anglogold Holdings PLC, (4)	8.500%	7/30/20	Baa3	1,792,000

2,450		ArcelorMittal	7.250%	10/15/39	BB+	2,695,000

2,250		AuRico Gold Inc., 144A	7.750%	4/01/20	B	2,227,500

2,965		Century Aluminum Company, 144A, (4)	7.500%	6/01/21	B	3,128,075

3,225		Coeur d’Alene Mines Corporation, Convertible Bond	7.875%	2/01/21	B+	3,241,125

1,023		Commercial Metals Inc.	4.875%	5/15/23	BB+	997,425

2,500		Compania Minera Ares SAC, 144A, (4)	7.750%	1/23/21	Ba1	2,687,500

3,550		Eldorado Gold Corporation, 144A, (4)	6.125%	12/15/20	BB	3,585,500

Nuveen Investments	53

Nuveen High Income Bond Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Metals & Mining (continued)

$2,000		Essar Steel Minnesota LLC, 144A	11.500%	5/15/20	CCC+	$2,022,500

2,360		First Quantum Minerals Limited, 144A, (4)	6.750%	2/15/20	BB	2,430,800

2,360		First Quantum Minerals Limited, 144A, (4)	7.000%	2/15/21	BB	2,427,850

4,500		FMG Resources, 144A, (4)	8.250%	11/01/19	BB+	4,899,373

2,000		FMG Resources, 144A, (4)	6.875%	4/01/22	BB+	2,145,000

2,000		Gold Fields Orogen Holdings BVI Limited, 144A, (4)	4.875%	10/07/20	BB+	1,840,000

2,500		GTL Trade Finance Inc., 144A	7.250%	4/16/44	BBB–	2,627,500

3,100		Imperial Metals Corporation, 144A	7.000%	3/15/19	B–	3,181,375

3,000		Magnetation LLC Finance Corporation, 144A	11.000%	5/15/18	B–	3,277,500

1,500		Molycorp Inc., (4)	10.000%	6/01/20	B3	1,380,000

3,260		Northland Resources AB	15.000%	7/15/19	Caa2	1,532,170

1,552		Northland Resources AB, (10)	4.000%	10/15/20	D	54,318

2,750		Permian Holdings Incorporated, 144A	10.500%	1/15/18	B–	2,825,625

1,600		Severstal OAO Via Steel Capital SA, 144A	4.450%	3/19/18	BB+	1,580,064

2,000		Tempel Steel Company, 144A, (4)	12.000%	8/15/16	CCC+	1,980,000

2,400		Vedanta Resources PLC, 144A	6.000%	1/31/19	BB	2,481,120

2,400		Wise Metals Group, 144A	8.750%	12/15/18	CCC+	2,604,000

1,750		WPE International Cooperatief U.A, 144A	10.375%	9/30/20	B+	918,750
63,595		Total Metals & Mining				60,562,080

		Multiline Retail – 0.7%

2,750		Bon-Ton Department Stores Inc., (4)	8.000%	6/15/21	B–	2,619,373

2,500		J.C. Penney Corporation Inc., (4)	7.400%	4/01/37	Caa2	2,168,970

2,450		J.C. Penney Corporation Inc., (4)	6.375%	10/15/36	Caa2	1,996,750
7,700		Total Multiline Retail				6,785,093

		Oil, Gas & Consumable Fuels – 14.4%

2,500		Antero Resources Finance Corporation, 144A, (4)	5.125%	12/01/22	BB–	2,568,750

2,500		Armstrong Energy Inc.	11.750%	12/15/19	B–	2,687,500

3,000	CAD	Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	2,871,234

3,500		Atlas Energy Holdings Operating Company, (4)	9.250%	8/15/21	B–	3,780,000

2,500		Baytex Energy Ltd, 144A	5.125%	6/01/21	BB	2,515,625

2,155		Bill Barrett Corporation, (4)	7.000%	10/15/22	B1	2,284,300

2,300		Bluewater Holding BV	10.000%	12/10/19	N/R	2,449,500

2,159		Calumet Specialty Products	7.625%	1/15/22	B+	2,320,925

3,000		CGG SA	6.875%	1/15/22	B+	2,992,500

2,000		Chesapeake Energy Corporation	6.875%	11/15/20	BB+	2,320,000

3,850		Concho Resources Inc., (4)	5.500%	10/01/22	BB+	4,143,563

2,500		Connacher Oil and Gas Limited, 144A, (4)	8.500%	8/01/19	B	1,993,750

2,750		Crestwood Midstream Partners LP, 144A	6.125%	3/01/22	BB	2,894,375

2,200		Denbury Resources Incorporated, (4)	4.625%	7/15/23	BB	2,134,462

54	Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Oil, Gas & Consumable Fuels (continued)

$1,750		Diamondback Energy Inc., 144A	7.625%	10/01/21	B–	$1,925,000

3,200		EnQuest PLC, 144A	7.000%	4/15/22	B	3,304,000

15,000	NOK	Exmar NV, (WI/DD)	6.230%	7/07/17	N/R	2,451,560

20,000	NOK	GasLog Limited	7.230%	6/27/18	N/R	3,415,471

2,875		Gastar Exploration Inc.	8.625%	5/15/18	B–	3,004,375

3,450		Halcon Resources Corporation, (4)	9.750%	7/15/20	CCC+	3,764,813

3,000		Harkand Finance	7.500%	3/28/19	N/R	3,030,000

2,700		Hiland Partners LP/ Hiland Partners Finance Corp., 144A	5.500%	5/15/22	B	2,733,750

2,500		Iona Energy Company UK	9.500%	9/27/18	N/R	2,462,500

2,680		Key Energy Services Inc., (4)	6.750%	3/01/21	BB–	2,787,200

1,475		Kodiak Oil and Gas Corporation, (4)	5.500%	2/01/22	B	1,530,313

1,965		Legacy Reserves LP Finance Corporation	6.625%	12/01/21	B	1,994,475

1,895		Linn Energy LLC Finance Corporation	6.250%	11/01/19	B+	1,994,488

2,350		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	2,491,000

5,125		MEG Energy Corporation, 144A	7.000%	3/31/24	BB	5,650,313

3,000		Metro Exploration Holding Inc.	8.000%	2/14/16	N/R	3,007,500

2,500		Niska Gas Storage Canada ULC Finance Corporation, 144A	6.500%	4/01/19	B	2,400,000

2,250		Northern Blizzard Resources Inc., 144A	7.250%	2/01/22	B–	2,317,500

2,300		Oasis Petroleum Inc., 144A	6.875%	3/15/22	B+	2,507,000

3,075		Parsley Energy LLC Finance Corporation, 144A	7.500%	2/15/22	CCC	3,282,563

1,390		PBF Holding Company LLC, (4)	8.250%	2/15/20	BB+	1,515,100

2,500		Pertamina PT, 144A	4.875%	5/03/22	Baa3	2,481,250

3,150		PetroBakken Energy Limited, 144A, (4)	8.625%	2/01/20	B–	3,307,500

2,000		Rosetta Resources Inc., (4)	5.875%	6/01/24	B+	2,080,000

2,800		Rosneft International Finance, 144A, (4)	4.199%	3/06/22	Baa1	2,600,500

3,274		Sabine Pass Liquefaction LLC, (4)	5.625%	2/01/21	BB+	3,462,255

2,852		Sabine Pass LNG LP	7.500%	11/30/16	BB+	3,151,460

3,000		Sanchez Energy Corporation, 144A	7.750%	6/15/21	B–	3,255,000

3,800		Sandridge Energy Inc., (4)	8.125%	10/15/22	B2	4,184,750

3,000		Sanjel Corporation, 144A	7.500%	6/19/19	N/R	3,000,000

2,750		Seadrill Limited, 144A, (4)	6.125%	9/15/20	N/R	2,798,125

2,500		Seitel Inc., (4)	9.500%	4/15/19	B	2,687,500

11,000	NOK	Ship Finance International Limited	6.770%	10/19/17	N/R	1,865,060

13,000	NOK	Ship Finance International Limited	5.930%	3/19/19	N/R	2,119,387

1,200		Sterling Resources UK Limited	9.000%	4/30/19	N/R	1,206,000

1,750		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	1,907,500

3,030		Talos Production LLC, 144A	9.750%	2/15/18	CCC+	3,211,800

2,025		Vanguard Natural Resources Finance, (4)	7.875%	4/01/20	B	2,192,063

2,895		Western Refining Inc., (4)	6.250%	4/01/21	B+	3,025,275
		Total Oil, Gas & Consumable Fuels				144,060,830

Nuveen Investments	55

Nuveen High Income Bond Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Paper & Forest Products – 1.9%

$3,500	Appvion Inc., 144A	9.000%	6/01/20	B2	$3,482,498

3,550	Millar Western Forest Products Ltd	8.500%	4/01/21	B–	3,789,625

2,450	Resolute Forest Products, (4)	5.875%	5/15/23	BB–	2,413,250

3,050	Sappi Papier Holding GMBH, 144A	6.625%	4/15/21	BB	3,217,750

1,800	Stora Enso Oyj	7.250%	4/15/36	BB	1,836,000

2,000	Tembec Industries, Inc.	11.250%	12/15/18	B3	2,165,000

1,500	Verso Paper Holdings LLC	11.750%	1/15/19	Caa1	1,578,750

1,000	Verso Paper Holdings LLC, (4)	11.750%	1/15/19	Caa3	910,000
18,850	Total Paper & Forest Products				19,392,873

	Personal Products – 0.4%

3,750	Albea Beauty Holdings SA, 144A, (4)	8.375%	11/01/19	B+	4,078,125

	Pharmaceuticals – 0.5%

2,500	Grifols Worldwide Operations Limited, 144A	5.250%	4/01/22	B+	2,593,750

1,975	VP Escrow Corporation, 144A	6.375%	10/15/20	B1	2,098,438
4,475	Total Pharmaceuticals				4,692,188

	Real Estate Investment Trust – 0.5%

1,000	CTR Partnership LP/CareTrust Capital Corporation, 144A	5.875%	6/01/21	B+	1,007,500

1,750	KWG Property Holdings Limited	13.250%	3/22/17	B+	2,008,125

2,235	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A, (4)	4.500%	4/15/19	B	2,229,413
4,985	Total Real Estate Investment Trust				5,245,038

	Real Estate Management & Development – 1.6%

2,000	Country Garden Holding Company, 144A	7.500%	1/10/23	BB+	1,927,600

2,000	Gemdale International Investment Limited	7.125%	11/16/17	BB–	2,055,000

4,000	Hunt Companies Inc.	9.625%	3/01/21	N/R	4,190,000

3,500	Kaisa Group Holdings Limited, 144A	8.875%	3/19/18	BB–	3,596,250

3,965	Mattamy Group Corporation, 144A, (4)	6.500%	11/15/20	BB	4,064,125
15,465	Total Real Estate Management & Development				15,832,975

	Road & Rail – 1.1%

3,750	Hertz Corporation	5.875%	10/15/20	B	3,918,748

1,950	Jack Cooper Holdings Corporation, 144A	9.250%	6/01/20	B2	2,145,000

2,500	JCH Parent Inc., 144A	10.500%	3/15/19	Caa2	2,506,250

2,750	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	2,805,000
10,950	Total Road & Rail				11,374,998

	Semiconductors & Equipment – 0.3%

2,500	Advanced Micro Devices, Inc., 144A	7.000%	7/01/24	B	2,553,125

	Software – 0.5%

2,000	BCP Singapore VI Cayman Financing Company Limited, 144A	8.000%	4/15/21	BB–	2,045,000

3,500	Boxer Parent Company Inc./BMC Software, 144A, (4)	9.000%	10/15/19	CCC+	3,412,500
5,500	Total Software				5,457,500

56	Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Specialty Retail – 1.1%

$2,000		Guitar Center Inc., 144A, (4)	9.625%	4/15/20	CCC	$1,905,000

2,850		Neiman Marcus Mariposa Borrower / Merger Sub LLC, 144A, (4)	8.000%	10/15/21	CCC+	3,070,875

1,800		The Men’s Warehouse Inc., 144A, (4)	7.000%	7/01/22	B2	1,863,000

1,450		Toys “R” Us, Inc., (4)	10.375%	8/15/17	CCC	1,218,000

2,500		Toys “R” Us Property Company II LLC, (4)	8.500%	12/01/17	Ba3	2,553,125
10,600		Total Specialty Retail				10,610,000

		Technology, Hardware, Storage & Peripherals – 0.3%

2,500		ViaSystems Inc., 144A	7.875%	5/01/19	B+	2,643,750

		Textiles, Apparel & Luxury Goods – 0.2%

2,000		Polymer Group Inc., 144A	6.875%	6/01/19	CCC+	2,032,500

		Tobacco – 0.2%

2,000		Vector Group Limited, 144A, (4)	7.750%	2/15/21	Ba3	2,130,000

		Transportation Infrastructure – 0.9%

2,500	EUR	CMA CGM SA, 144A	8.750%	12/15/18	B–	3,612,077

5,000		Navigator Holdings Limited	9.000%	12/18/17	N/R	5,468,750
		Total Transportation Infrastructure				9,080,827

		Wireless Telecommunication Services – 3.5%

15,500	SEK	AINMT Scandinavia Holdings AB	9.750%	3/19/19	N/R	2,377,815

2,000		Citizens Communications Company	9.000%	8/15/31	Ba2	2,155,000

2,450		Comcel Trust, 144A	6.875%	2/06/24	Ba1	2,646,000

2,750		Digicel Group, Limited, 144A	8.250%	9/30/20	B–	2,997,500

2,075		FairPoint Communications Inc., 144A	8.750%	8/15/19	B	2,235,813

2,500		Frontier Communications Corporation, (4)	8.500%	4/15/20	Ba2	2,950,000

2,350		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	2,373,500

2,135		Sprint Capital Corporation	8.750%	3/15/32	BB–	2,465,925

1,750		Sprint Corporation, 144A	7.250%	9/15/21	BB–	1,929,375

500		Sprint Nextel Corporation	7.000%	8/15/20	BB–	553,125

4,300		Telecom Italia SpA, 144A, (4)	5.303%	5/30/24	BBB–	4,316,125

2,800	EUR	Wind Acquisition Finance SA, 144A, (WI/DD)	4.000%	7/15/20	BB	3,824,456

4,000		Wind Acquisition Finance SA, 144A	7.375%	4/23/21	B	4,270,000
		Total Wireless Telecommunication Services				35,094,634
		Total Corporate Bonds (cost $775,464,904)				794,476,630

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		CONVERTIBLE BONDS – 0.4%

		Oil, Gas & Consumable Fuels – 0.3%

$3,300		DCP Midstream LLC	5.850%	5/21/43	Baa3	$3,135,000

Nuveen Investments	57

Nuveen High Income Bond Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Metals & Mining – 0.1%

$1,500		Great Western Mineral Group	8.000%	4/06/17	N/R	$375,000
$4,800		Total Convertible Bonds (cost $4,710,000)				3,510,000

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.2%

		Banks – 3.2%

4,970	EUR	Barclays PLC	6.500%	N/A (12)	BB+	$6,856,463

3,000	EUR	Barclays PLC	8.000%	N/A (12)	BB+	4,473,504

$3,385		BBVA International Preferred Uniperson, (4)	5.919%	N/A (12)	BB	3,528,863

3,150		Dresdner Funding Trust, 144A	8.152%	6/30/31	BB	3,827,250

4,138		Lloyd’s Banking Group PLC, (4)	7.500%	N/A (12)	BB	4,402,832

2,000		RBS Capital Trust I	2.100%	N/A (12)	BB	2,000,000

2,000		RBS Capital Trust IV, (4)	1.034%	N/A (12)	BB	1,970,000

2,900		Societe Generale, 144A	0.980%	N/A (12)	BBB–	2,610,000

2,000		Societe Generale, 144A, (4)	7.875%	N/A (12)	BB+	2,132,500
		Total Banks				31,801,412

		Capital Markets – 0.7%

3,500	EUR	Baggot Securities Limited, 144A	10.240%	N/A (12)	N/R	5,271,806

2,840		Goldman Sachs Capital II	4.000%	N/A (12)	BB+	2,272,000
		Total Capital Markets				7,543,806

		Consumer Finance – 0.1%

2,000		AFGC Capital Trust I, 144A	6.000%	1/15/67	Caa2	1,720,000

		Industrial Conglomerates – 0.2%

2,000		OAS Financial Limited, 144A	8.875%	N/A (12)	BB–	1,990,000

		Insurance – 0.8%

5,000		Genworth Financial Inc., (4)	6.150%	11/15/66	Ba1	4,756,250

3,000		Glen Meadows Pass Through Trust	6.505%	2/12/67	BB+	2,970,000
8,000		Total Insurance				7,726,250

		Oil, Gas & Consumable Fuels – 0.2%

1,750		Odebrecht Oil and Gas Finance, (4)	7.000%	N/A (12)	BBB–	1,806,875
		Total $1,000 Par (or similar) Institutional Preferred (cost $46,270,714)				52,588,343

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		ASSET-BACKED SECURITIES – 0.0%

$2		Green Tree Financial Corporation, Manufactured Housing Contract Pass Through Certificates, Series 1998-1	6.040%	11/01/29	AA	$2,058
$2		Total Asset-Backed Securities (cost $1,997)				2,058

58	Nuveen Investments

Shares	Description (1), (5)		Value

	INVESTMENT COMPANIES – 1.4%

191,000	Blackrock Credit Allocation Income Trust IV		$2,626,250

80,000	BlackRock MuniHoldings Insured Fund Inc.		1,056,800

135,500	First Trust Strategic High Income Fund II		2,215,425

37,500	Gabelli Global Gold Natural Resources and Income Trust		411,750

200,000	Invesco Dynamic Credit Opportunities Fund		2,590,000

55,000	Invesco Municipal Income Opportunities Trust		382,800

208,500	Pimco Income Strategy Fund		2,572,890

187,000	Pioneer Floating Rate Trust		2,331,890

21,351	WhiteHorse Finance Incorporated, (4)		305,319
	Total Investment Companies (cost $13,950,933)		14,493,124

Shares	Description (1)		Value

	WARRANTS – 0.0%

19,654	Adamas Finance Asia Limited, (3)		$—

6,706	FairPoint Communications Inc., (19)		201
	Total Warrants (cost $0)		201
	Total Long-Term Investments (cost $936,355,092)		968,779,962

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 18.0%

	Money Market Funds – 18.0%

180,336,996	Mount Vernon Securities Lending Trust Prime Portfolio, (14)	0.185% (13)	$180,336,996
	Total Investments Purchased with Collateral from Securities Lending (cost $180,336,996)		180,336,996

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 3.8%

	Money Market Funds – 3.8%

37,742,974	First American Treasury Obligations Fund, Class Z	0.000% (13)	$37,742,974
	Total Short-Term Investments (cost $37,742,974)		37,742,974
	Total Investments (cost $1,154,435,062) – 118.4%		1,186,859,932
	Other Assets Less Liabilities – (18.4)% (15)		(184,317,882)
	Net Assets – 100%		$1,002,542,050

Nuveen Investments	59

Nuveen High Income Bond Fund (continued)

Portfolio of Investments June 30, 2014

Investments in Derivatives as of June 30, 2014

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (15)
Citigroup	Canadian Dollar	11,885,000	U.S. Dollar	10,912,079	8/29/14	$(209,221)
Citigroup	Euro	25,845,900	U.S. Dollar	35,239,075	8/29/14	(159,721)
Citigroup	Euro	2,500,000	U.S. Dollar	3,410,300	8/29/14	(13,724)
Citigroup	Euro	2,100,000	U.S. Dollar	2,868,566	8/29/14	(7,614)
Citigroup	Euro	1,500,000	U.S. Dollar	2,045,603	8/29/14	(8,812)
Citigroup	Norwegian Krone	90,660,000	U.S. Dollar	15,158,507	8/29/14	412,464
Citigroup	Norwegian Krone	15,000,000	U.S. Dollar	2,431,907	8/29/14	(7,876)
Citigroup	Norwegian Krone	12,000,000	U.S. Dollar	1,955,787	8/29/14	3,961
Citigroup	Norwegian Krone	3,000,000	U.S. Dollar	489,676	8/29/14	1,720
Citigroup	Swedish Krona	15,525,000	U.S. Dollar	2,337,067	8/29/14	15,019
						$26,196

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (16)	Current Credit Spread (17)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC*	Markit CDX NA HY22 Index	Buy	3.04%	$24,750,000	5.000%	6/20/19	$(2,167,748)	$(301,627)
*	Chicago Mercantile Exchange is the clearing house for this transaction.

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
Bank of America*	$37,000,000	Receive	3-Month USD-LIBOR-BBA	1.573%	Semi-Annually	10/10/18	$(269,071)	$(269,555)
*	Chicago Mercantile Exchange is the clearing house for this transaction.

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(261)	9/14	$(31,179,305)	$59,266
U.S. Treasury Ultra Bond	Short	(19)	9/14	(2,848,812)	17,760
				$(34,028,117)	$77,026

60	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Nuveen funds’ Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2-Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $175,825,761.

(5)	A copy of the most recent financial statements for the exchange-traded funds and investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(10)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(11)	Principal Amount (000) rounds to less than $1,000.

(12)	Perpetual security. Maturity date is not applicable.

(13)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(14)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(15)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(16)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(17)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(18)	For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(19)	For fair value measurement disclosure purposes, Warrant classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ETF	Exchange–Traded Fund

N/A	Not applicable.

REIT	Real Estate Investment Trust.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

EUR	Euro

NOK	Norwegian Krone

SEK	Swedish Krona

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

Nuveen Investments	61

Nuveen Strategic Income Fund

Portfolio of Investments June 30, 2014

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 96.9%

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

50	Dayton Superior, Class A, (2), (3)				$2,839

55	Dayton Superior, Class 1, (2), (3)				3,154
	Total Building Products				5,993
	Total Common Stocks (cost $20,079)				5,993

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1%

	Electric Utilities – 0.1%

10,000	Exelon Corporation	6.500%		BBB–	$539,466
	Total Convertible Preferred Securities (cost $503,000)				539,466

Principal Amount (000)	Description (1)	Coupon (6)	Maturity (5)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 1.1% (6)

	Auto Components – 0.1%

$1,000	Cooper-Standard Automotive Inc., Term Loan B	4.000%	3/28/21	BB–	$1,000,600

	Electrical Equipment – 0.1%

500	Custom Sensors & Technologies Inc., First Lien Term Loan, (WI/DD)	TBD	TBD	B	503,750

	Health Care Providers & Services – 0.3%

2,000	RegionalCare Hospital Partners Inc., First Lien Term Loan	6.000%	4/21/19	B	2,005,000

	Hotels, Restaurants & Leisure – 0.1%

993	Rock Ohio Caesar LLC, Term Loan B	5.000%	3/29/19	BB–	978,853

	Independent Power & Renewable Electricity Producers – 0.1%

65	Empire Generating Company LLC, Term Loan C	5.250%	3/13/21	B+	65,570

935	Empire Generating Company LLC	5.250%	3/13/21	B+	942,183
1,000	Total Independent Power & Renewable Electricity Producers				1,007,753

	Oil, Gas & Consumable Fuels – 0.3%

994	Arch Coal Inc., Term Loan B	6.250%	5/16/18	B+	978,531

1,000	Samson Investment Company Second Lien Term Loan	5.000%	9/25/18	B1	1,002,056
1,994	Total Oil, Gas & Consumable Fuels				1,980,587

	Professional Services – 0.1%

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/11/22	CCC+	998,438
8,487	Total Variable Rate Senior Loan Interests (cost $8,456,695)				8,474,981

62	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 2.6%

	Banks – 1.2%

20,600	AgriBank FCB, (15)	6.875%		A–	$2,176,520

118,392	PNC Financial Services	6.125%		BBB	3,251,044

95,250	Regions Financial Corporation	6.375%		BB	2,384,108

14,000	Royal Bank of Scotland Group PLC	5.750%		BB	322,980

58,000	Wells Fargo & Company	5.850%		BBB+	1,504,520
	Total Banks				9,639,172

	Capital Markets – 0.5%

73,000	Goldman Sachs Group, Inc., (7)	5.500%		BB+	1,788,500

80,000	State Street Corporation	5.900%		BBB+	2,096,000
	Total Capital Markets				3,884,500

	Consumer Finance – 0.3%

83,000	Discover Financial Services, (7)	6.500%		BB	2,083,300

	Insurance – 0.6%

73,140	Endurance Specialty Holdings Limited	7.500%		BBB–	1,925,776

100,000	Reinsurance Group of America Inc., (7)	6.200%		BBB	2,744,000
	Total Insurance				4,669,776

	Multi-Utilities – 0.0%

5,000	Dominion Resources Inc.	6.375%		BBB	263,125
	Total $25 Par (or similar) Retail Preferred (cost $19,469,328)				20,539,873

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 61.0%

	Aerospace & Defense – 0.8%

$1,355	Bombardier Inc., 144A, (7)	6.000%	10/15/22	BB–	$1,388,875

683	Erickson Inc., (7)	8.250%	5/01/20	B1	701,783

2,140	Exelis, Inc.	5.550%	10/01/21	BBB+	2,299,884

2,000	Martin Marietta Materials, 144A, (WI/DD)	4.250%	7/02/24	BBB	2,015,012
6,178	Total Aerospace & Defense				6,405,554

	Airlines – 0.6%

1,530	Air Canada, 144A	6.750%	10/01/19	BB	1,663,875

1,578	Delta Air Lines Pass-Through Certificates Series 2012-1A	4.750%	5/07/20	A	1,712,513

914	Northwest Airlines Trust Pass-Through Certificates 2007-1	7.027%	11/01/19	A–	1,050,526
4,022	Total Airlines				4,426,914

	Auto Components – 0.9%

1,025	Allison Transmission Inc., 144A	7.125%	5/15/19	B+	1,096,750

1,575	American & Axle Manufacturing Inc., (7)	6.625%	10/15/22	B+	1,724,625

1,250	Gestamp Funding Luxembourg SA, 144A	5.625%	5/31/20	BB	1,303,125

Nuveen Investments	63

Nuveen Strategic Income Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Auto Components (continued)

$1,250		Stackpole International Intermediate Company, 144A	7.750%	10/15/21	B+	$1,306,250

1,780		TRW Automotive Inc., 144A	4.450%	12/01/23	BBB–	1,824,500
6,880		Total Auto Components				7,255,250

		Automobiles – 0.3%

1,000	EUR	Fiat Finance & Trade SA	7.000%	3/23/17	BB–	1,503,218

1,240		General Motors Financial Company Inc.	4.250%	5/15/23	BB+	1,238,450
		Total Automobiles				2,741,668

		Banks – 8.0%

1,000		Banco Do Brasil, 144A	9.000%	12/18/64	Ba3	986,250

2,000		Bancolombia SA	5.950%	6/03/21	Baa2	2,205,000

10,750		Bank of America Corporation, (7)	4.000%	4/01/24	A	10,970,708

1,760		CIT Group Inc.	5.000%	8/01/23	BB	1,801,800

5,000		Citigroup Inc., (7)	3.875%	10/25/23	A	5,121,300

5,000		Citigroup Inc.	3.750%	6/16/24	A	5,013,960

1,835		Citigroup Inc.	6.125%	8/25/36	A–	2,101,440

2,545		General Electric Capital Corporation	6.875%	1/10/39	AA+	3,418,643

2,360		HSBC Holdings PLC	6.800%	6/01/38	A+	3,011,096

4,515		JPMorgan Chase & Company, (7)	4.500%	1/24/22	A+	4,947,262

680		JPMorgan Chase & Company	3.200%	1/25/23	A+	675,155

1,605		JPMorgan Chase & Company, (7)	3.375%	5/01/23	A	1,575,338

2,280		JPMorgan Chase & Company	6.400%	5/15/38	A+	2,894,102

4,620		JPMorgan Chase & Company	6.750%	1/29/49	BBB	4,972,275

1,220		Royal Bank of Scotland Group PLC, (7)	6.100%	6/10/23	BBB–	1,335,405

1,500	EUR	Royal Bank of Scotland Group PLC	5.500%	11/29/49	BB	2,005,683

1,335		Santander UK PLC, 144A	5.000%	11/07/23	A–	1,441,841

2,485		Societe Generale, 144A, (7)	5.000%	1/17/24	BBB+	2,598,902

1,960		Standard Chartered PLC, 144A, (7)	5.700%	3/26/44	A+	2,054,398

1,500		State Bank of India London, 144A	3.622%	4/17/19	BBB–	1,509,108

2,000		State Bank of India London, 144A	4.875%	4/17/24	BBB–	2,025,504

1,140		Wells Fargo & Company	3.450%	2/13/23	A+	1,134,422
		Total Banks				63,799,592

		Beverages – 0.4%

750		Andalou Efes Biracilik ve Malt Sanayii AS, 144A	3.375%	11/01/22	BBB–	669,375

800		Coca-Cola Icecek AS, 144A	4.750%	10/01/18	BBB	842,480

1,350		Constellation Brands Inc., (7)	4.250%	5/01/23	BB+	1,355,063
2,900		Total Beverages				2,866,918

		Building Products – 1.2%

1,000		Building Materials Holdings Corporation, 144A	9.000%	9/15/18	B–	1,077,500

1,000		Griffon Corporation	5.250%	3/01/22	BB–	993,750

64	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Building Products (continued)

$1,875		Masco Corporation	5.950%	3/15/22	BBB–	$2,071,875

1,978		Odebrecht Offshore Drilling Finance Limited, 144A, (7)	6.625%	10/01/22	BBB	2,106,357

1,490		Owens Corning Incorporated	4.200%	12/15/22	BBB–	1,529,990

750		Ply Gem Industries Inc., 144A, (7)	6.500%	2/01/22	CCC+	725,625

1,000		US Concrete Inc., 144A	8.500%	12/01/18	B	1,085,000
9,093		Total Building Products				9,590,097

		Capital Markets – 2.4%

4,425		Goldman Sachs Group, Inc.	6.000%	6/15/20	A	5,157,802

1,890		Goldman Sachs Group, Inc.	5.250%	7/27/21	A	2,122,343

3,500		Goldman Sachs Group, Inc., (7)	4.000%	3/03/24	A	3,562,857

1,050		Lazard Group LLC	4.250%	11/14/20	BBB+	1,100,080

2,640		Morgan Stanley Dean Witter & Company	4.875%	11/01/22	BBB+	2,833,824

4,380		Morgan Stanley	3.750%	2/25/23	A	4,455,682
17,885		Total Capital Markets				19,232,588

		Chemicals – 2.3%

1,625		Braskem Finance Limited, 144A	5.750%	4/15/21	BBB–	1,698,938

2,000		CF Industries Inc.	5.150%	3/15/34	Baa2	2,130,700

1,250		Eagle Spinco Inc.	4.625%	2/15/21	BB	1,240,625

1,565		Eastman Chemical Company	3.600%	8/15/22	BBB	1,604,836

1,000		Hexion US Finance, (7)	6.625%	4/15/20	B1	1,060,000

1,915		Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	2,170,492

750		Ineos Group Holdings SA, 144A, (7)	6.125%	8/15/18	B–	776,250

1,700		Mexichem SAB de CV, 144A, (7)	4.875%	9/19/22	BBB	1,768,000

1,730		NOVA Chemicals Corporation, 144A, (7)	5.250%	8/01/23	BB+	1,890,025

1,600		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	1,678,000

1,305		PolyOne Corporation	5.250%	3/15/23	BB	1,340,888

1,130		Tronox Finance LLC, (7)	6.375%	8/15/20	BB-	1,166,725
17,570		Total Chemicals				18,525,479

		Commercial Services & Supplies – 1.2%

595		ABX Group Inc., (7)	6.375%	12/01/19	Ba3	617,313

1,000		ADT Corporation, (7)	6.250%	10/15/21	BBB–	1,060,000

1,084		Casella Waste Systems Inc., (7)	7.750%	2/15/19	CCC+	1,132,780

1,325		Clean Harbors Inc.	5.250%	8/01/20	BB+	1,366,406

1,220		Covanta Energy Corporation, Synthetic Letter of Credit, (7)	6.375%	10/01/22	Ba3	1,323,700

1,025	EUR	Europcar Groupe SA, 144A	11.500%	5/15/17	B–	1,612,174

1,000		R.R. Donnelley & Sons Company, (7)	7.625%	6/15/20	BB	1,135,000

1,000		West Corporation, 144A, (WI/DD)	5.375%	7/15/22	B+	990,000
		Total Commercial Services & Supplies				9,237,373

Nuveen Investments	65

Nuveen Strategic Income Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Computers & Peripherals – 0.2%

$1,725		NCR Escrow Corporation, 144A	6.375%	12/15/23	BB	$1,871,625

		Construction Materials – 0.1%

1,200		Norbord Inc., 144A	5.375%	12/01/20	Ba2	1,212,000

		Consumer Finance – 1.3%

1,938		Capital One Bank, (7)	3.375%	2/15/23	Baa1	1,924,909

3,215		Discover Financial Services	5.200%	4/27/22	BBB+	3,568,142

710		First Data Corporation	6.750%	11/01/20	BB–	768,575

3,445		Ford Motor Credit Company, (7)	4.250%	9/20/22	BBB–	3,674,554
9,308		Total Consumer Finance				9,936,180

		Containers & Packaging – 0.8%

1,500		Ardagh Packaging Finance / MP HD USA, 144A, (7)	6.250%	1/31/19	CCC+	1,537,500

745		Ball Corporation	4.000%	11/15/23	BB+	709,613

2,100	CAD	Cascades Inc., 144A	5.500%	7/15/21	Ba3	1,965,583

2,140		Rock-Tenn Company	4.900%	3/01/22	BBB	2,335,801
		Total Containers & Packaging				6,548,497

		Diversified Consumer Services – 0.9%

1,000		Gibson Brands Inc., 144A	8.875%	8/01/18	B–	1,028,750

1,220		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	CCC	1,226,100

4,485		Signet UK Finance PLC	4.700%	6/15/24	BBB–	4,557,343
6,705		Total Diversified Consumer Services				6,812,193

		Diversified Financial Services – 0.5%

750		CNG Holdings Inc., 144A	9.375%	5/15/20	B–	623,438

1,000		Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	1,050,000

550		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	555,500

1,465		Rabobank Nederland	3.875%	2/08/22	Aa2	1,551,885
3,765		Total Diversified Financial Services				3,780,823

		Diversified Telecommunication Services – 2.3%

2,050		AT&T, Inc., (7)	5.550%	8/15/41	A	2,298,567

2,780		Brasil Telecom SA, 144A	5.750%	2/10/22	Baa3	2,774,440

1,000		CenturyLink Inc.	6.750%	12/01/23	BB+	1,092,500

1,130		CyrusOne LP Finance	6.375%	11/15/22	B+	1,217,575

2,360		Qwest Corporation	6.750%	12/01/21	BBB–	2,732,266

4,885		Verizon Communications	5.150%	9/15/23	A–	5,466,769

700		Verizon Communications	6.550%	9/15/43	A–	880,909

550		WideOpenWest Finance Capital Corporation	13.375%	10/15/19	CCC+	636,625

1,375		Windstream Corporation, (7)	6.375%	8/01/23	BB	1,393,906
16,830		Total Diversified Telecommunication Services				18,493,557

66	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Electric Utilities – 1.9%

$2,030		APT Pipelines Limited, 144A	3.875%	10/11/22	BBB	$2,034,044

2,485		Comision Federal de Electricidad of the United States of Mexico, 144A	4.875%	5/26/21	BBB+	2,672,618

2,010		Constellation Energy Group	5.150%	12/01/20	BBB+	2,265,427

3,145		Exelon Generation Co. LLC	4.250%	6/15/22	BBB+	3,283,861

1,250		FirstEnergy Corporation	4.250%	3/15/23	Baa3	1,244,896

2,615		FirstEnergy Transmission LLC, 144A, (7)	4.350%	1/15/25	Baa3	2,641,989

1,250		Intergen NV, 144A	7.000%	6/30/23	B+	1,290,625
14,785		Total Electric Utilities				15,433,460

		Energy Equipment & Services – 1.8%

1,985		Diamond Offshore Drilling Inc.	5.700%	10/15/39	A	2,251,250

1,250		Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B	1,278,125

325		Ensco PLC	4.700%	3/15/21	BBB+	354,052

910		Gulfmark Offshore Inc.	6.375%	3/15/22	BB–	946,400

1,100		Hercules Offshore LLC, 144A, (7)	7.500%	10/01/21	B	1,091,750

1,835		Nabors Industries Inc., (7)	4.625%	9/15/21	BBB	1,987,646

1,475		Offshore Group Investment Limited, (7)	7.500%	11/01/19	B–	1,559,813

2,000		Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB	2,075,550

1,200		Seventy Seven Energy Inc., 144A	6.500%	7/15/22	B	1,230,000

1,385		Weatherford International Limited	7.000%	3/15/38	BBB–	1,720,127
13,465		Total Energy Equipment & Services				14,494,713

		Food Products – 0.6%

1,500		BRF Brasil Foods SA, 144A	4.750%	5/22/24	BBB–	1,477,500

2,000		Grupo Bimbo SAB de CV, 144A	3.875%	6/27/24	BBB	1,996,040

1,000		JBS Investments GmbH, 144A, (7)	7.250%	4/03/24	BB	1,035,000
4,500		Total Food Products				4,508,540

		Gas Utilities – 0.1%

1,084		AmeriGas Finance LLC	6.750%	5/20/20	Ba2	1,176,140

		Health Care Equipment & Supplies – 0.2%

250	EUR	Labco SAS, Reg S	8.500%	1/15/18	BB–	362,865

1,000		Tenet Healthcare Corporation	4.375%	10/01/21	BB	993,750
		Total Health Care Equipment & Supplies				1,356,615

		Hotels, Restaurants & Leisure – 0.5%

750		Caesars Entertainment Resort Properties LLC, 144A	8.000%	10/01/20	B+	783,750

1,000		Caesars Operating Escrow	9.000%	2/15/20	Caa2	832,500

775		Shearer’s Foods LLC, 144A	9.000%	11/01/19	B1	848,625

1,200		Wynn Macau Limited, 144A	5.250%	10/15/21	BB	1,233,000
3,725		Total Hotels, Restaurants & Leisure				3,697,875

Nuveen Investments	67

Nuveen Strategic Income Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Household Products – 0.2%

$1,840	Macys Retail Holdings Inc.	3.875%	1/15/22	BBB+	$1,920,647

	Independent Power & Renewable Electricity Producers – 0.4%

475	Dynegy Inc., (7)	5.875%	6/01/23	B+	478,563

1,300	Genon Energy Inc., (7)	9.500%	10/15/18	B	1,426,750

1,000	RRI Energy Inc.	7.875%	6/15/17	B	1,062,500
2,775	Total Independent Power & Renewable Electricity Producers				2,967,813

	Industrial Conglomerates – 0.3%

1,000	Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	1,043,500

1,000	Stena AB, 144A, (7)	7.000%	2/01/24	BB	1,065,000
2,000	Total Industrial Conglomerates				2,108,500

	Insurance – 1.9%

2,475	AFLAC Insurance	6.450%	8/15/40	A	3,140,191

3,255	Genworth Holdings Inc.	4.800%	2/15/24	BBB–	3,478,218

1,370	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	1,498,447

1,498	Lincoln National Corporation	4.200%	3/15/22	A–	1,597,773

2,840	Pacific LifeCorp.	6.000%	2/10/20	BBB+	3,243,487

1,830	UnumProvident Corporation	5.625%	9/15/20	BBB	2,099,398
13,268	Total Insurance				15,057,514

	IT Services – 0.1%

1,000	NeuStar Inc., (7)	4.500%	1/15/23	BB–	865,000

	Machinery – 0.7%

820	Blueline Rental Finance Corporation, 144A, (7)	7.000%	2/01/19	B	875,350

1,000	Chassix Inc., 144A	9.250%	8/01/18	B–	1,087,500

1,500	CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B+	1,616,250

1,640	Terex Corporation	6.000%	5/15/21	BB	1,767,100
4,960	Total Machinery				5,346,200

	Marine – 0.3%

1,000	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	1,075,000

1,000	Navios South American Logistics Inc., Finance US Inc., 144A	7.250%	5/01/22	B+	1,040,000
2,000	Total Marine				2,115,000

	Media – 3.4%

1,000	Altice S.A, 144A, (7)	7.750%	5/15/22	B	1,067,500

1,175	Cequel Communication Holdings I, 144A, (7)	5.125%	12/15/21	B–	1,170,594

740	Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB–	746,475

1,000	Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	1,133,750

1,790	Comcast Corporation	6.400%	5/15/38	A–	2,281,355

5,335	DIRECTV Holdings LLC	3.800%	3/15/22	BBB	5,509,004

1,460	Dish DBS Corporation	4.250%	4/01/18	BB–	1,518,400

68	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Media (continued)

$2,175		Gannett Company Inc., 144A	5.125%	7/15/20	BB+	$2,232,094

1,000		McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	1,147,500

2,750		News America Holdings Inc.	6.650%	11/15/37	BBB+	3,491,780

1,150		Numericable Group SA, 144A	6.000%	5/15/22	Ba3	1,196,000

1,500		SES SA, 144A	3.600%	4/04/23	BBB	1,516,755

600		Sinclair Television Group	6.375%	11/01/21	B+	638,250

1,000		Sirius XM Radio Inc., 144A, (7)	5.750%	8/01/21	BB	1,050,000

1,000	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	951,221

1,100		WMG Acquisition Group, 144A	6.000%	1/15/21	B+	1,135,750
		Total Media				26,786,428

		Metals & Mining – 4.6%

3,055		Alcoa Inc., (7)	5.400%	4/15/21	BBB–	3,314,073

1,500		Allegheny Technologies Inc.	5.875%	8/15/23	BBB–	1,645,290

2,690		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	2,582,021

2,040		ArcelorMittal, (7)	6.750%	2/25/22	BB+	2,284,800

750		Century Aluminum Company, 144A, (7)	7.500%	6/01/21	B	791,250

2,795		Cliffs Natural Resources Inc., (7)	4.800%	10/01/20	BBB–	2,735,090

1,000		Coeur d’Alene Mines Corporation, Convertible Bond	7.875%	2/01/21	B+	1,005,000

1,000		Eldorado Gold Corporation, 144A, (7)	6.125%	12/15/20	BB	1,010,000

718		First Quantum Minerals Limited, 144A	6.750%	2/15/20	BB	739,540

718		First Quantum Minerals Limited, 144A	7.000%	2/15/21	BB	738,643

1,000		FMG Resources, 144A, (7)	8.250%	11/01/19	BB+	1,088,750

1,165		Freeport McMoRan, Inc., (7)	3.550%	3/01/22	BBB	1,153,700

1,300		Imperial Metals Corporation, 144A	7.000%	3/15/19	B–	1,334,125

500		Magnetation LLC Finance Corporation, 144A	11.000%	5/15/18	B–	546,250

2,610		Newmont Mining Corporation, (7)	3.500%	3/15/22	BBB	2,516,411

1,775		Teck Resources Limited	6.125%	10/01/35	BBB	1,892,099

1,140		Teck Resources Limited	6.250%	7/15/41	BBB	1,237,573

2,410		Vale Overseas Limited	6.875%	11/10/39	A–	2,676,421

1,800		Vedanta Resources PLC, 144A	6.000%	1/31/19	BB	1,860,840

1,115		WPE International Cooperatief U.A, 144A	10.375%	9/30/20	B+	585,375

1,765		Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB	2,095,575

3,000		Yamana Gold Inc., 144A	4.950%	7/15/24	Baa3	3,019,725
35,846		Total Metals & Mining				36,852,551

		Oil, Gas & Consumable Fuels – 8.4%

740		Amerada Hess Corporation	7.125%	3/15/33	BBB	982,119

2,170		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	2,736,244

1,350		Antero Resources Finance Corporation, 144A	5.125%	12/01/22	BB–	1,387,125

Nuveen Investments	69

Nuveen Strategic Income Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Oil, Gas & Consumable Fuels (continued)

1,570	CAD	Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	$1,502,612

1,260		Atlas Pipeline LP Finance	5.875%	8/01/23	B+	1,282,050

1,295		Berkshire Hathaway Energy Company	6.125%	4/01/36	A3	1,605,590

1,145		Bill Barrett Corporation, (7)	7.000%	10/15/22	B1	1,213,700

750		Breitburn Energy Partners LP, (7)	7.875%	4/15/22	B–	811,875

1,250		Calumet Specialty Products	7.625%	1/15/22	B+	1,343,750

1,700		Canadian Oil Sands Trust	7.750%	5/15/19	BBB	2,092,034

1,120		Cenovus Energy Inc., (7)	3.800%	9/15/23	BBB+	1,154,559

4,300		CNOOC Finance 2014 ULC	4.250%	4/30/24	AA–	4,408,934

870		Concho Resources Inc., (7)	5.500%	10/01/22	BB+	936,338

1,000		CONSOL Energy Inc.	8.250%	4/01/20	BB	1,082,500

1,965		Continental Resources Inc., (7)	5.000%	9/15/22	BBB–	2,136,938

500		Diamondback Energy Inc., 144A	7.625%	10/01/21	B–	550,000

195		Enbridge Energy Partners LP	5.200%	3/15/20	BBB	217,761

1,000		EnQuest PLC, 144A	7.000%	4/15/22	B	1,032,500

1,000		Halcon Resources Corporation.	9.750%	7/15/20	CCC+	1,091,250

1,345		Key Energy Services Inc., (7)	6.750%	3/01/21	BB–	1,398,800

600		Kinder Morgan Energy Partners LP	6.950%	1/15/38	BBB	739,723

825		Kodiak Oil and Gas Corporation	5.500%	2/01/22	B	855,938

1,185		Linn Energy LLC Finance Corporation	6.250%	11/01/19	B+	1,247,213

1,290		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,367,400

1,000		MEG Energy Corporation, 144A	7.000%	3/31/24	BB	1,102,500

775		Murphy Oil USA Inc.	6.000%	8/15/23	BB	815,688

550		Niska Gas Storage Canada ULC Finance Corporation, 144A	6.500%	4/01/19	B	528,000

1,250		Northern Blizzard Resources Inc., 144A	7.250%	2/01/22	B–	1,287,500

1,150		Oasis Petroleum Inc., 144A	6.875%	3/15/22	B+	1,253,500

1,130	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	B	1,130,477

1,000		Pertamina PT, 144A	4.875%	5/03/22	Baa3	992,500

1,275		Petro Canada	6.800%	5/15/38	BBB+	1,687,758

1,000		PetroBakken Energy Limited, 144A	8.625%	2/01/20	B–	1,050,000

1,000		Petrobras Global Finance BV	6.250%	3/17/24	Baa1	1,064,400

1,770		Petrobras International Finance Company	6.875%	1/20/40	Baa1	1,854,075

740		Range Resources Corporation	5.000%	8/15/22	BB	784,400

1,000		Rose Rock Midstream LP / Rose Rock Finance Corporation, 144A	5.625%	7/15/22	B1	1,012,500

1,750		Sabine Pass Liquefaction LLC, (7)	5.625%	2/01/21	BB+	1,850,625

1,125		Sandridge Energy Inc., (7)	8.125%	10/15/22	B2	1,238,906

1,000		Seadrill Limited, 144A, (7)	6.125%	9/15/20	N/R	1,017,500

6,000	NOK	Ship Finance International Limited	6.770%	10/19/17	N/R	1,017,306

1,845		Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	Aa3	1,873,059

70	Nuveen Investments

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,600	Southeast Supply Header LLC, 144A	4.250%	6/15/24	BBB–	$2,646,420

1,445	Southwestern Energy Company, (7)	4.100%	3/15/22	BBB	1,531,457

1,520	Targa Resources Inc.	4.250%	11/15/23	BB+	1,510,500

1,900	Thai Oil PCL, 144A	3.625%	1/23/23	Baa1	1,816,537

1,000	Transocean Inc.	6.375%	12/15/21	BBB–	1,156,841

2,100	Transocean Inc., (7)	3.800%	10/15/22	BBB–	2,078,418

1,000	Western Refining Inc.	6.250%	4/01/21	B+	1,045,000
	Total Oil, Gas & Consumable Fuels				66,522,820

	Paper & Forest Products – 0.9%

3,100	Domtar Corporation	6.750%	2/15/44	BBB–	3,695,119

1,750	Resolute Forest Products	5.875%	5/15/23	BB–	1,723,750

1,000	Sappi Papier Holding GMBH, 144A	6.625%	4/15/21	BB	1,055,000

1,000	Verso Paper Holdings LLC	11.750%	1/15/19	Caa1	1,052,500
6,850	Total Paper & Forest Products				7,526,369

	Personal Products – 0.6%

1,500	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B+	1,631,250

1,860	International Paper Company	8.700%	6/15/38	BBB	2,800,676
3,360	Total Personal Products				4,431,926

	Pharmaceuticals – 0.2%

1,000	Endo Finance Company, 144A	7.000%	12/15/20	B+	1,070,000

720	VP Escrow Corporation, 144A	6.375%	10/15/20	B1	765,000
1,720	Total Pharmaceuticals				1,835,000

	Real Estate Investment Trust – 3.1%

3,070	American Tower Company, (7)	5.000%	2/15/24	BBB	3,334,413

1,795	ARC Property Operating Partnership LP, Clark Acquisition LLC, 144A	4.600%	2/06/24	BBB–	1,840,803

3,500	Digital Realty Trust Inc.	3.625%	10/01/22	BBB	3,333,540

1,820	HCP Inc.	3.750%	2/01/19	BBB+	1,939,356

750	KWG Property Holdings Limited	13.250%	3/22/17	B+	860,625

2,060	Omega Healthcare Investors Inc., 144A	4.950%	4/01/24	BBB-	2,104,006

2,080	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	2,130,608

1,420	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,543,365

2,125	Prologis Inc.	6.875%	3/15/20	BBB+	2,553,171

3,000	Senior Housing Properties Trust	4.750%	5/01/24	BBB–	3,066,522

1,425	Sovereign Bank	8.750%	5/30/18	Baa2	1,734,631
23,045	Total Real Estate Investment Trust				24,441,040

	Real Estate Management & Development – 0.7%

1,000	Agile Property Holdings Limited, (7)	8.875%	4/28/17	Ba2	1,041,200

1,100	Country Garden Holding Company, 144A, (7)	11.125%	2/23/18	BB+	1,200,320

Nuveen Investments	71

Nuveen Strategic Income Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Real Estate Management & Development (continued)

$500	Crescent Resources LLC, 144A	10.250%	8/15/17	B–	$560,000

800	Gemdale International Investment Limited	7.125%	11/16/17	BB–	822,000

1,100	Kaisa Group Holdings Limited, 144A	8.875%	3/19/18	BB–	1,130,250

1,000	Mattamy Group Corporation, 144A, (7)	6.500%	11/15/20	BB	1,025,000
5,500	Total Real Estate Management & Development				5,778,770

	Road & Rail – 0.5%

1,000	Hertz Corporation	7.375%	1/15/21	B	1,085,000

700	Hertz Corporation, (7)	6.250%	10/15/22	B	741,125

1,000	Jack Cooper Holdings Corporation, 144A	9.250%	6/01/20	B2	1,100,000

932	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	950,640
3,632	Total Road & Rail				3,876,765

	Semiconductors & Equipment – 0.3%

1,175	Micron Technology, Inc., 144A	5.875%	2/15/22	BB	1,260,188

1,000	NXP BV, 144A	5.750%	3/15/23	BB–	1,051,250
2,175	Total Semiconductors & Equipment				2,311,438

	Software – 0.7%

1,000	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,028,750

2,395	Computer Sciences Corporation	4.450%	9/15/22	BBB+	2,511,253

2,500	Total System Services Inc.	3.750%	6/01/23	BBB+	2,434,070
5,895	Total Software				5,974,073

	Specialty Retail – 0.6%

1,150	Best Buy Co., Inc.	5.000%	8/01/18	Baa2	1,206,063

1,410	Guitar Center Inc., 144A, (7)	6.500%	4/15/19	B–	1,395,900

2,220	O’Reilly Automotive Inc.	4.875%	1/14/21	BBB	2,428,005
4,780	Total Specialty Retail				5,029,968

	Tobacco – 1.0%

1,006	Altria Group Inc.	9.950%	11/10/38	BBB+	1,675,834

2,800	Imperial Tobacco Finance, 144A	3.500%	2/11/23	BBB	2,774,044

1,670	Lorillard Tobacco, (7)	6.875%	5/01/20	Baa2	1,984,560

1,265	Reynolds American Inc.	3.250%	11/01/22	Baa2	1,220,424
6,741	Total Tobacco				7,654,862

	Trading Companies & Distributors – 0.3%

1,995	Air Lease Corporation	3.875%	4/01/21	BBB–	2,034,900

	Transportation Infrastructure – 0.4%

3,025	Asciano Finance, 144A	5.000%	4/07/18	Baa2	3,293,841

	Wireless Telecommunication Services – 2.1%

1,050	Comcel Trust, 144A	6.875%	2/06/24	Ba1	1,134,000

750	Digicel Group, Limited, 144A	8.250%	9/30/20	B–	817,500

72	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Wireless Telecommunication Services (continued)

$750		FairPoint Communications Inc., 144A	8.750%	8/15/19	B	$808,125

1,610		Frontier Communications Corporation, (7)	8.500%	4/15/20	Ba2	1,899,800

1,000		Frontier Communications Corporation	7.625%	4/15/24	Ba2	1,076,250

1,000		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	1,010,000

800		Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	860,000

1,000		Softbank Corporation, 144A, (7)	4.500%	4/15/20	BB+	1,016,250

1,000		Sprint Corporation, 144A	7.250%	9/15/21	BB–	1,102,500

965		Sprint Nextel Corporation, (7)	7.000%	3/01/20	BB+	1,109,750

1,845		Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	1,851,919

2,306		Viacom Inc.	4.375%	3/15/43	BBB+	2,140,556

1,050		Wind Acquisition Finance SA, 144A	7.250%	2/15/18	BB	1,109,325

500		Wind Acquisition Finance SA, 144A, (WI/DD)	4.750%	7/15/20	BB	503,750
15,626		Total Wireless Telecommunication Services				16,439,725
		Total Corporate Bonds (cost $457,945,002)				484,574,801

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.7%

		Banks – 3.3%

$1,500		Barclays PLC, (7)	8.250%	N/A (9)	BB+	$1,590,000

2,830	EUR	Barclays PLC	6.500%	N/A (9)	BB+	3,904,183

2,000		Citigroup Inc.	8.400%	N/A (9)	BB+	2,281,000

1,000		Dresdner Funding Trust, 144A	8.152%	6/30/31	BB	1,215,000

1,525		Fifth Third Bancorp.	5.100%	N/A (9)	BBB–	1,465,144

5,000		General Electric Capital Corporation	7.125%	N/A (9)	AA–	5,901,000

1,448		Lloyd’s Banking Group PLC	7.500%	N/A (9)	BB	1,540,672

1,000		RBS Capital Trust I	2.100%	N/A (9)	BB	1,000,000

1,500		RBS Capital Trust IV	1.034%	N/A (9)	BB	1,477,500

500		Societe Generale, 144A	0.980%	N/A (9)	BBB–	450,000

5,585		Wachovia Capital Trust III	5.570%	N/A (9)	BBB+	5,417,450
		Total Banks				26,241,949

		Capital Markets – 0.5%

1,100	EUR	Baggot Securities Limited, 144A	10.240%	N/A (9)	N/R	1,656,853

1,000		Credit Suisse Group AG	7.500%	N/A (9)	BB+	1,106,900

1,495		Goldman Sachs Capital II	4.000%	N/A (9)	BB+	1,196,000
		Total Capital Markets				3,959,753

		Diversified Financial Services – 0.2%

1,170		Rabobank Nederland, 144A	11.000%	N/A (9)	A–	1,570,947

Nuveen Investments	73

Nuveen Strategic Income Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Electric Utilities – 0.2%

$1,570	Electricite de France, 144A	5.250%	N/A (9)	A3	$1,601,604

	Industrial Conglomerates – 0.1%

1,000	OAS Financial Limited, 144A	8.875%	N/A (9)	BB–	995,000

	Insurance – 1.3%

1,500	Allstate Corporation	5.750%	8/15/53	Baa1	1,611,083

2,050	Catlin Insurance Company Limited	7.249%	N/A (9)	BBB+	2,116,625

1,485	Genworth Financial Inc.	6.150%	11/15/66	Ba1	1,412,606

1,620	Lincoln National Corporation	6.050%	4/20/67	BBB	1,638,225

1,435	Prudential Financial Inc., (7)	5.200%	3/15/44	BBB+	1,463,700

1,860	ZFS Finance USA Trust V	6.500%	5/09/37	A	1,990,200
9,950	Total Insurance				10,232,439

	Oil, Gas & Consumable Fuels – 0.1%

1,000	Odebrecht Oil and Gas Finance, (7)	7.000%	N/A (9)	BBB–	1,032,500
	Total $1,000 Par (or similar) Institutional Preferred (cost $41,835,439)				45,634,192

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 9.5%

$1,389	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$1,466,835

1,250	American Homes 4 Rent, Series 2014-SFR1	2.350%	6/17/31	Baa2	1,245,871

2,270	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	2,679,345

2,877	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	2,343,695

47	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	44,865

350	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	AAA	361,789

1,435	Bayview Opportunity Master Fund Trust, 2013-8NPL	3.228%	3/28/33	N/R	1,438,360

1,000	CAM Mortgage Trust 2013-1	5.500%	12/15/53	N/R	998,417

1,725	CAM Mortgage Trust 2014-2	4.450%	5/15/48	CCC	1,725,000

4,780	Colony American Homes Trust 2014-1A	1.400%	5/17/31	Aaa	4,804,266

3,000	Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA, (WI/DD)	2.550%	6/15/34	A	3,001,758

469	Countrywide ABS Asset-Backed Certificate Trust 2007-9	0.282%	6/25/47	B–	467,609

365	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-24CB	5.000%	11/25/19	B3	366,259

706	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	618,586

2,459	Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	3/25/29	Caa1	2,367,921

491	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.500%	2/25/34	A	478,274

1,677	Countrywide Home Loans Mortgage, Series 2005-27	5.500%	1/25/23	Caa1	1,575,273

74	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$950		Countrywide Home Loans, Asset Backed Certificates Series 2007-7	0.312%	10/25/47	AAA	$932,950

217		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	231,955

704		Fannie Mae Mortgage Interest Strips 366 25 (I/O)	5.000%	9/01/24	Aaa	61,409

437		Fannie Mae Mortgage Pool AA0005	5.500%	11/01/38	Aaa	488,844

435		Fannie Mae Mortgage Pool AA0889	5.500%	12/01/38	Aaa	486,987

3,000		Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	3,252,213

445		Fannie Mae Mortgage Pool AL1187	5.500%	7/01/24	Aaa	473,120

5,321		Fannie Mae Mortgage Pool AL3617	3.500%	9/01/27	Aaa	5,646,440

450		Fannie Mae Mortgage Pool 255628	5.500%	2/01/25	Aaa	504,569

1,640		Fannie Mae Mortgage Pool 255956	5.500%	10/01/25	Aaa	1,843,808

218		Fannie Mae Mortgage Pool 256890, (I/O)	6.000%	9/01/37	Aaa	238,920

197		Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	219,587

83		Fannie Mae Mortgage Pool 725553	2.172%	9/01/33	Aaa	88,419

283		Fannie Mae Mortgage Pool 725773	5.500%	9/01/34	Aaa	317,636

109		Fannie Mae Mortgage Pool 735060	6.000%	11/01/34	Aaa	123,104

77		Fannie Mae Mortgage Pool 735606	1.805%	5/01/35	Aaa	80,558

102		Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	114,088

302		Fannie Mae Mortgage Pool 745324	6.000%	3/01/34	Aaa	337,359

392		Fannie Mae Mortgage Pool 745548	2.290%	1/01/35	Aaa	415,307

83		Fannie Mae Mortgage Pool 824163	5.500%	4/01/35	Aaa	93,612

228		Fannie Mae Mortgage Pool 831377	6.500%	4/01/36	Aaa	260,372

92		Fannie Mae Mortgage Pool 838948	1.885%	8/01/35	Aaa	98,179

260		Fannie Mae Mortgage Pool 843435	5.500%	6/01/33	Aaa	291,679

105		Fannie Mae Mortgage Pool 852909	6.500%	4/01/36	Aaa	120,327

—	(10)	Fannie Mae Mortgage Pool 889618	5.500%	5/01/38	Aaa	334

287		Fannie Mae Mortgage Pool 893318	6.500%	8/01/36	Aaa	327,791

33		Fannie Mae Mortgage Pool 905597	5.885%	12/01/36	Aaa	35,386

735		Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	797,010

174		Fannie Mae Mortgage Pool 944340	6.000%	6/01/37	Aaa	196,123

95		Fannie Mae Mortgage Pool 946228	6.057%	9/01/37	Aaa	102,451

—	(10)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	180

8,000		Fannie Mae TBA, (WI/DD)	3.500%	TBA	Aaa	8,212,504

1,101		FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.701%	2/25/48	Aaa	1,101,782

16		Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	2.422%	1/01/37	Aaa	16,914

17		Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	Aaa	17,409

892		Freddie Mac Gold Pool 1K1238	2.375%	7/01/36	Aaa	951,715

489		Freddie Mac Gold Pool 1L0117	2.655%	10/01/29	Aaa	505,739

268		Freddie Mac Gold Pool 847240	2.287%	7/01/30	Aaa	276,602

Nuveen Investments	75

Nuveen Strategic Income Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$181	Freddie Mac Gold Pool 847411	2.190%	5/01/33	Aaa	$188,596

1,815	Freddie Mac Gold Pool 848289	2.361%	5/01/38	Aaa	1,935,414

500	Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	569,631

65	Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	70,527

1,405	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.483%	5/25/45	Aaa	1,438,449

22	Freddie Mac Non Gold Participation Certificates 847681	2.422%	12/01/36	Aaa	23,825

15	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6	5.506%	4/10/38	AAA	15,462

167	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	176,461

52	GRMT Mortgage Loan Trust 2001-1A	8.272%	7/20/31	A3	51,221

1,703	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	1,583,889

335	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.438%	3/25/35	BBB+	336,297

3,910	Invitation Homes Trust 2014-SFR1	2.752%	6/19/31	Baa2	3,935,618

1,171	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.432%	6/25/37	CCC	1,022,828

935	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.519%	4/25/38	BB+	960,227

3,259	Master RePerforming Loan Trust 2005-1	7.500%	8/25/34	Ba3	3,356,259

230	Merrill Lynch Mortgage Investors Inc, Commercial Mortgage Pass-Through Certificates, Series 2006	5.204%	12/12/49	A1	248,733

1,000	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	6.079%	8/12/49	BB	1,046,227

508	National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	Aaa	527,215

623	Oaktree Real Estate Investments, Commercial Mortgage Asset Backed Securities ORES NPL LLC 2013-LV2I, 144A	3.081%	9/25/25	N/R	622,655

772	RBSSP Resecuritization Trust, Series 2012-8 1A1	0.290%	10/28/36	N/R	738,419

155	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS12	5.500%	8/25/35	Caa2	140,365

321	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	326,710

4	Stanwich Mortgage Loan Trust, Series 2012-NPL5	2.981%	10/16/42	N/R	4,460

552	Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.610%	10/20/35	D	466,354

381	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.445%	8/25/38	AA	403,090

26	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	2.616%	10/25/35	BBB–	26,448
$74,634	Total Asset-Backed and Mortgage-Backed Securities (cost $73,584,241)				75,462,885

76	Nuveen Investments

Shares		Description (1), (11)				Value

		INVESTMENT COMPANIES – 0.3%

36,000		Blackrock Credit Allocation Income Trust IV				$495,000

40,000		CBRE Clarion Global Real Estate Income Fund				364,400

75,000		Invesco Municipal Income Opportunities Trust				522,000

23,000		NexPoint Credit Strategies Fund				277,610

16,000		Pioneer Diversified High Income Trust				338,240
		Total Investment Companies (cost $1,648,223)				1,997,250

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		SOVEREIGN DEBT – 16.6%

		Bermuda – 0.4%

$2,840		Bermuda Government, 144A	5.603%	7/20/20	AA–	$3,166,600

		Brazil – 1.3%

27,900	BRL	Letra De Tesouro Nacional de Brazil	0.000%	1/01/16	BBB+	10,740,105

		Costa Rica – 0.1%

1,000		Republic of Costa Rica	7.000%	4/04/44	Baa3	1,040,000

		Germany – 0.9%

4,750	EUR	Deutschland Republic	2.500%	8/15/46	Aaa	6,962,070

		Greece – 0.3%

1,900	EUR	Hellenic Republic	4.750%	4/17/19	B	2,658,179

		Indonesia – 0.6%

2,830		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	3,141,300

1,290		Republic of Indonesia, 144A	4.875%	5/05/21	Baa3	1,354,500
4,120		Total Indonesia				4,495,800

		Mexico – 3.8%

1,330	MXN	Mexico Bonos de DeSarrollo	8.500%	12/13/18	A	11,864,121

1,226	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	11,035,876

848	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	7,401,860
3,404	MXN	Total Mexico				30,301,857

		Poland – 1.5%

11,700	PLN	Republic of Poland	5.750%	9/23/22	A	4,503,704

21,200	PLN	Republic of Poland	4.000%	10/25/23	A	7,280,977
32,900	PLN	Total Poland				11,784,681

		Portugal – 0.5%

1,000	EUR	Portugal Obrigacoes do Tesouro	4.750%	6/14/19	Ba1	1,518,253

1,500	EUR	Portugal Obrigacoes do Tesouro	5.650%	2/15/24	Ba1	2,380,652
2,500	EUR	Total Portugal				3,898,905

Nuveen Investments	77

Nuveen Strategic Income Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		South Africa – 4.3%

20,500	ZAR	Republic of South Africa	8.250%	9/15/17	Baa1	$1,978,043

105,000	ZAR	Republic of South Africa	8.000%	12/21/18	BBB+	10,032,807

75,600	ZAR	Republic of South Africa	6.750%	3/31/21	Baa1	6,659,624

3,250		Republic of South Africa	5.875%	9/16/25	Baa1	3,612,375

18,500	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	2,028,877

124,800	ZAR	Republic of South Africa	7.000%	2/28/31	Baa1	9,884,019
		Total South Africa				34,195,745

		Turkey – 2.9%

5,400		Republic of Turkey	6.250%	9/26/22	Baa3	6,084,720

550		Republic of Turkey	4.875%	4/16/43	Baa3	517,000

14,250	TRY	Turkey Government Bond	10.400%	3/27/19	BBB	7,247,415

5,500	TRY	Turkey Government Bond	10.500%	1/15/20	BBB	2,823,209

14,600	TRY	Turkey Government Bond	7.100%	3/08/23	BBB	6,247,003
		Total Turkey				22,919,347
		Total Sovereign Debt (cost $134,076,589)				132,163,289
		Total Long-Term Investments (cost $737,538,596)				769,392,730

Shares		Description (1)	Coupon			Value

		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 10.7%

		Money Market Funds – 10.7%

84,532,292		Mount Vernon Securities Lending Trust Prime Portfolio, (13)	0.185% (12)			$85,180,247
		Total Investments Purchased with Collateral from Securities Lending (cost $85,180,247)				85,180,247

Shares		Description (1)	Coupon			Value

		SHORT-TERM INVESTMENTS – 3.5%

		Money Market Funds – 3.5%

27,827,846		First American Treasury Obligations Fund, Class Z	0.000% (12)			$27,827,846
		Total Short-Term Investments (cost $27,827,846)				27,827,846
		Total Investments (cost $850,546,689) – 111.1%				882,400,823
		Other Assets Less Liabilities – (11.1)% (14)				(88,341,733)
		Net Assets – 100%				$794,059,090

78	Nuveen Investments

Investments in Derivatives as of June 30, 2014

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (14)
Citigroup	Canadian Dollar	3,595,000	U.S. Dollar	3,300,709	8/29/14	$(63,286)
Citigroup	Canadian Dollar	2,150,000	U.S. Dollar	1,962,057	8/29/14	(49,790)
Citigroup	Euro	3,650,000	U.S. Dollar	5,002,526	7/31/14	3,980
Citigroup	Euro	2,860,000	U.S. Dollar	3,906,677	7/31/14	(9,992)
Citigroup	Euro	1,100,000	U.S. Dollar	1,489,001	7/31/14	(17,410)
Citigroup	Euro	13,389,423	U.S. Dollar	18,255,541	8/29/14	(82,743)
Citigroup	Euro	2,100,000	U.S. Dollar	2,857,890	8/29/14	(18,290)
Citigroup	Euro	500,000	U.S. Dollar	681,868	8/29/14	(2,937)
Citigroup	Japanese Yen	727,000,000	U.S. Dollar	7,147,429	8/29/14	(32,105)
Citigroup	Mexican Peso	109,360,000	U.S. Dollar	8,332,825	8/14/14	(69,190)
Citigroup	New Zealand Dollar	10,000,000	U.S. Dollar	8,605,700	8/11/14	(114,095)
Citigroup	Norwegian Krone	5,800,000	U.S. Dollar	963,984	8/29/14	20,602
Citigroup	U.S. Dollar	8,503,000	New Zealand Dollar	10,000,000	8/11/14	216,795
Citigroup	U.S. Dollar	10,086,768	Pound Sterling	6,000,000	8/18/14	177,473
Citigroup	U.S. Dollar	7,470,684	Pound Sterling	4,420,000	8/18/14	90,641
Citigroup	U.S. Dollar	3,833,663	Pound Sterling	2,250,000	8/18/14	15,428
Credit Suisse	Brazilian Real	17,000,000	U.S. Dollar	7,718,502	7/02/14	28,928
Credit Suisse	U.S. Dollar	7,597,765	Brazilian Real	17,000,000	7/02/14	91,809
JPMorgan	South African Rand	52,000,000	U.S. Dollar	4,829,395	7/31/14	(32,689)
JPMorgan	South African Rand	21,500,000	U.S. Dollar	1,978,703	7/31/14	(31,582)
JPMorgan	South African Rand	15,000,000	U.S. Dollar	1,394,521	7/31/14	(8,003)
JPMorgan	Turkish Lira	35,700,000	U.S. Dollar	16,589,258	7/03/14	(250,558)
JPMorgan	Turkish Lira	35,700,000	U.S. Dollar	16,493,416	8/29/14	(142,572)
JPMorgan	U.S. Dollar	16,693,944	Turkish Lira	35,700,000	7/03/14	145,871
JPMorgan	U.S. Dollar	7,094,824	Malaysian Ringgit	23,000,000	8/12/14	43,230
JPMorgan	U.S. Dollar	7,352,298	Indonesian Rupiah	84,000,000,000	8/20/14	(336,014)
JPMorgan	U.S. Dollar	463,129	Turkish Lira	1,000,000	8/29/14	2,865
Nomura Securities	Brazilian Real	26,800,000	U.S. Dollar	12,115,732	7/02/14	(6,656)
Nomura Securities	Brazilian Real	7,200,000	U.S. Dollar	3,211,418	7/02/14	(45,342)
Nomura Securities	Brazilian Real	17,000,000	U.S. Dollar	7,652,487	8/04/14	40,717
Nomura Securities	U.S. Dollar	7,718,502	Brazilian Real	17,000,000	7/02/14	(28,928)
Nomura Securities	U.S. Dollar	7,459,412	Brazilian Real	17,000,000	7/02/14	230,162
Nomura Securities	U.S. Dollar	12,006,631	Brazilian Real	26,800,000	8/04/14	(6,899)
Nomura Securities	U.S. Dollar	15,189,650	New Zealand Dollar	17,500,000	8/20/14	57,367
						$(183,213)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation) (14)
Bank of America*	$19,000,000	Receive	3-Month USD-LIBOR-BBA	1.573%	Semi-Annually	10/10/18	$(138,171)	$(138,587)
JPMorgan	21,000,000	Receive	3-Month USD-LIBOR-BBA	2.113	Semi-Annually	2/21/22	104,011	104,011
JPMorgan	10,800,000	Receive	3-Month USD-LIBOR-BBA	2.078	Semi-Annually	2/19/23	233,823	233,823
JPMorgan*	17,000,000	Receive	3-Month USD-LIBOR-BBA	2.739	Semi-Annually	11/21/23	(342,607)	(343,111)
Morgan Stanley*	26,000,000	Receive	3-Month USD-LIBOR-BBA	2.743	Semi-Annually	4/15/24	(505,990)	(505,990)
	$93,800,000						$(648,934)	$(649,854)
*	Citigroup is the clearing house for this transaction

Nuveen Investments	79

Nuveen Strategic Income Fund (continued)

Portfolio of Investments June 30, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
90-Day Eurodollar	Short	(200)	3/16	$(49,412,500)	$1,908
90-Day Eurodollar	Short	(107)	6/16	(26,364,800)	(43,499)
U.S. Treasury 5-Year Note	Short	(593)	9/14	(70,840,336)	108,726
U.S. Treasury 10-Year Note	Short	(391)	9/14	(48,942,203)	24,839
				$(195,559,839)	$91,974

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Nuveen funds’ Board of Directors/Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2-Investment Valuation and Fair Value Measurements for more information.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(6)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $83,010,070.

(8)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(9)	Perpetual security. Maturity date is not applicable.

(10)	Principal Amount (000) rounds to less than $1,000.

(11)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(12)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(13)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(14)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(15)	For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

I/O	Interest only.

N/A	Not applicable.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

MXN	Mexican Peso

NOK	Norwegian Krone

PLN	Polish Zloty

TRY	Turkish Lira

ZAR	South African Rand

USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.

See accompanying notes to financial statements.

80	Nuveen Investments

Nuveen U.S. Infrastructure Income Fund

Portfolio of Investments June 30, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.8%

	CORPORATE BONDS – 35.2%

	Commercial Services & Supplies – 3.0%

$65	ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	$70,038

66	Casella Waste Systems Inc.	7.750%	2/15/19	CCC+	68,970

69	Covanta Holding Corporation	5.875%	3/01/24	Ba3	71,329
200	Total Commercial Services & Supplies				210,337

	Diversified Telecommunication Services – 1.9%

65	CyrusOne LP Finance	6.375%	11/15/22	B+	70,038

65	IntelSat Jackson Holdings	6.625%	12/15/22	B–	67,844
130	Total Diversified Telecommunication Services				137,882

	Electric Utilities – 5.6%

65	Exelon Generation Co. LLC	4.250%	6/15/22	BBB+	67,870

95	Mississippi Power Company	4.250%	3/15/42	A	93,028

100	Northern States Power Company	2.600%	5/15/23	Aa3	96,480

70	PPL Capital Funding Inc.	3.500%	12/01/22	BBB	71,143

70	Progress Energy, Inc.	3.150%	4/01/22	Baa1	70,208
400	Total Electric Utilities				398,729

	Gas Utilities – 1.0%

70	Suburban Propane Partners LP	5.500%	6/01/24	BB–	70,875

	Health Care Equipment & Supplies – 1.0%

65	Tenet Healthcare Corporation	6.750%	2/01/20	B3	70,606

	Health Care Providers & Services – 2.8%

65	Community Health Systems, Inc.	6.875%	2/01/22	B	68,900

65	Kindred Healthcare Inc., 144A	6.375%	4/15/22	B–	65,325

66	Select Medical Corporation	6.375%	6/01/21	B–	68,970
196	Total Health Care Providers & Services				203,195

	Internet Software & Services – 1.0%

68	Equinix Inc.	5.375%	4/01/23	BB	69,530

	Marine – 1.0%

69	Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B+	71,760

	Oil, Gas & Consumable Fuels – 9.6%

68	Atlas Pipeline LP Finance	5.875%	8/01/23	B+	69,190

90	Berkshire Hathaway Energy Company	3.750%	11/15/23	A3	92,717

66	Calumet Specialty Products	7.625%	1/15/22	B+	70,950

70	Enterprise Products Operating Group LLP	3.350%	3/15/23	BBB+	70,122

Nuveen Investments	81

Nuveen U.S. Infrastructure Income Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$68	Hiland Partners LP/ Hiland Partners Finance Corp., 144A	5.500%	5/15/22	B	$68,850

70	Kinder Morgan Energy Partners LP	3.500%	9/01/23	BBB	67,984

66	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	69,960

100	Southeast Supply Header LLC, 144A	4.250%	6/15/24	BBB–	101,785

68	Western Refining Inc.	6.250%	4/01/21	B+	71,060
666	Total Oil, Gas, & Consumable Fuels				682,618

	Real Estate Investment Trust – 3.4%

100	American Tower Company	5.000%	2/15/24	BBB	108,613

70	Corrections Corporation of America	4.625%	5/01/23	BB+	68,600

60	Geo Group Inc.	5.875%	1/15/22	B+	63,000
230	Total Real Estate Investment Trust				240,213

	Road & Rail – 4.9%

95	Burlington Northern Santa Fe Corporation	4.375%	9/01/42	A3	93,787

90	Norfolk Southern Corporation	3.850%	1/15/24	BBB+	93,668

85	Union Pacific Corporation	4.750%	12/15/43	A	92,341

68	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	69,360
338	Total Road & Rail				349,156
$2,432	Total Corporate Bonds (cost $2,491,420)				2,504,901

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value

	MUNICIPAL BONDS – 63.6%

	Arizona – 3.7%

$65	Phoenix, Arizona, Various Purpose General Obligation Bonds, Build America Taxable Bonds, Series 2009A, 5.269%, 7/01/34		No Opt. Call	AA+	$71,774

65	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Build America Bonds, Series 2010A, 4.839%, 1/01/41		No Opt. Call	Aa1	74,075

100	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28		No Opt. Call	A–	115,018
230	Total Arizona				260,867

	California – 14.3%

250	Alameda Corridor Transportation Authority, California, User Fee Revenue Bonds, Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured		No Opt. Call	BBB+	81,683

100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Build America Federally Taxable Bond Series 2009F-2, 6.263%, 4/01/49		No Opt. Call	AA	134,982

100	California State, Various Purpose General Obligation Bonds, Build America Federally Taxable Bonds, Series 2009, 7.550%, 4/01/39		No Opt. Call	Aa3	149,305

50	Los Angeles Community College District, California, General Obligation Bonds, Build America Taxable Bonds, Series 2010, 6.600%, 8/01/42		No Opt. Call	Aa1	68,861

75	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39		No Opt. Call	AA–	95,039

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	California (continued)

$100	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable – Direct Payment – Build America Bonds, Series 2010A, 5.716%, 7/01/39	No Opt. Call	AA–	$124,205

95	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Federally Taxable Build America Bonds, Series 2010W, 6.156%, 5/15/36	No Opt. Call	AA–	114,490

100	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010E, 6.000%, 11/01/40	No Opt. Call	AA–	126,876

100	University of California, General Revenue Bonds, Build America Taxable Bonds, Series 2009R, 5.770%, 5/15/43	No Opt. Call	AA	122,741
970	Total California			1,018,182

	Colorado – 0.5%

100	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	AA–	34,802

	Illinois – 10.8%

65	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2009, 5.720%, 12/01/38	No Opt. Call	AAA	78,255

35	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	40,033

100	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B, 6.845%, 1/01/38	1/20 at 100.00	A2	112,068

110	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series 2010B, 6.900%, 1/01/40	No Opt. Call	AA	130,015

100	Cook County, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2010D, 6.229%, 11/15/34	No Opt. Call	AA	116,177

100	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-1, 6.630%, 2/01/35	No Opt. Call	A–	113,347

45	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	56,219

100	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Bond Series 2009C, 6.859%, 1/01/39	No Opt. Call	A2	119,358
655	Total Illinois			765,472

	Louisiana – 1.6%

100	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.087%, 2/01/45	2/20 at 100.00	AA	111,330

	Missouri – 1.0%

60	Missouri Joint Municipal Electric Utility Commission, Plum Point Project Revenue Bonds, Build America Taxable Bonds – Direct Payment, Series 2009A, 7.730%, 1/01/39	No Opt. Call	A–	73,459

	New Jersey – 4.3%

50	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	51,950

100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2010C, 6.104%, 12/15/28	12/20 at 100.00	A	111,538

Nuveen Investments	83

Nuveen U.S. Infrastructure Income Fund (continued)

Portfolio of Investments June 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	New Jersey (continued)

$100	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	$140,498
250	Total New Jersey			303,986

	New York – 7.0%

100	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America Taxable Bonds, Series 2010A-2, 6.089%, 11/15/40	No Opt. Call	AA	125,743

100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build America Taxable Bonds, Series 2010B-1, 6.648%, 11/15/39	No Opt. Call	AA–	132,221

100	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	Aa2	129,072

100	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-First Series 2014, 4.960%, 8/01/46	No Opt. Call	AA–	113,463
400	Total New York			500,499

	Ohio – 4.0%

100	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Federally Taxable Build America Bonds, Series 2009B, 6.449%, 2/15/44	No Opt. Call	A	123,035

100	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Taxable Series 2013B, 4.532%, 1/01/35	No Opt. Call	AA	103,903

50	Ohio State University, General Receipts Bonds, Build America Taxable Bond Series 2010C, 4.910%, 6/01/40	No Opt. Call	Aa1	56,817
250	Total Ohio			283,755

	Oregon – 1.8%

100	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Federally Taxable Build America Bonds, Series 2010A, 5.834%, 11/15/34	No Opt. Call	AA+	125,466

	Pennsylvania – 2.9%

100	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America Taxable Bonds, Series 2009D, 6.218%, 6/01/39	No Opt. Call	AA–	120,312

70	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2009A, 6.105%, 12/01/39	No Opt. Call	A+	86,896
170	Total Pennsylvania			207,208

	Tennessee – 1.8%

100	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa3	128,916

	Texas – 5.4%

75	Dalllas County Hospital District, Texas, General Obligation Limited Tax Bonds, Build America Taxable Bonds, Series 2009C, 5.621%, 8/15/44	No Opt. Call	AA+	90,557

60	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Junior Lien Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/14 at 100.00	AA–	60,026

100	North Texas Tollway Authority, System Revenue Bonds, Subordinate Lien Taxable Revenue Bonds, Federally Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa3	119,842

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	Texas (continued)

$95	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.500%, 6/30/33	6/20 at 100.00	Baa3	$116,907
330	Total Texas			387,332

	Virginia – 3.2%

100	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Build America Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	135,095

80	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Build America Taxable Bonds, Series 2010A-2, 5.350%, 5/15/35	No Opt. Call	AA+	93,167
180	Total Virginia			228,262

	Washington – 1.3%

75	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Build America Taxable Bonds, Series 2009S-2T, 5.491%, 11/01/39	No Opt. Call	AAA	89,941
$3,970	Total Municipal Bonds (cost $4,415,164)			4,519,477
	Total Long-Term Investments (cost $6,906,584)			7,024,378
	Other Assets Less Liabilities – 1.2%			88,621
	Net Assets – 100%			$7,112,999

Investments in Derivatives as of June 30, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bond	Short	(11)	9/14	$(1,509,063)	$(15,151)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	85

Statement of

Assets and Liabilities	June 30, 2014

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Assets
Long-term investments, at value (cost $19,985,481, $936,355,092, $737,538,596 and $6,906,584, respectively)	$20,252,351	$968,779,962	$769,392,730	$7,024,378
Investments purchased with collateral from securities lending, at value (cost approximates value)	—	180,336,996	85,180,247	—
Short-term investments, at value (cost approximates value)	1,328,478	37,742,974	27,827,846	—
Cash denominated in foreign currencies (cost $8,488, $467,590, $219,323 and $—, respectively)	8,499	470,977	219,024	—
Cash	448	19,991	8,950	—
Cash collateral at brokers(1)	87,091	1,165,205	2,065,552	30,000
Interest rate swaps premiums paid	—	485	919	—
Unrealized appreciation on:
Forward foreign currency exchange contracts, net	30,408	26,196	426,239	—
Interest rate swaps	26,937	—	337,834	—
Receivable for:
Dividends	2,541	398,319	41,332	—
Due from broker	—	70,244	25,859	—
Interest	240,854	14,467,979	8,757,549	99,588
Investments sold	84,825	4,198,182	1,637,159	55,876
Reclaims	—	523	4,875	—
Reimbursement from Adviser	22,459	—	—	11,313
Shares sold	1,441	3,180,491	4,609,306	—
Variation margin on futures contracts	385	—	3,517	—
Variation margin on swap contracts	—	2,651,217	1,695,349	—
Other assets	13	17,598	74,240	—
Total assets	22,086,730	1,213,527,339	902,308,527	7,221,155
Liabilities
Cash overdraft	—	—	—	55,386
Credit default swap premiums received	—	1,866,121	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts, net	33,976	—	609,452	—
Payable for:
Collateral from securities lending program	—	180,336,996	85,180,247	—
Dividends	44,268	2,951,324	1,942,051	24,098
Investments purchased	1,235,710	23,059,561	16,457,623	—
Shares redeemed	2,889	1,779,664	2,519,915	504
Swap contracts terminated	—	—	833,544	—
Variation margin on futures contracts	5,122	30,820	77,703	3,094
Accrued expenses:
Management fees	—	449,884	338,125	—
Directors/Trustees fees	125	23,202	20,531	169
12b-1 distribution and service fees	493	102,148	65,954	52
Other	52,741	385,569	204,292	24,853
Total liabilities	1,375,324	210,985,289	108,249,437	108,156
Net assets	$20,711,406	$1,002,542,050	$794,059,090	$7,112,999

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

86	Nuveen Investments

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Class A Shares
Net assets	$1,377,786	$209,829,502	$128,189,407	$50,800
Shares outstanding	65,703	22,591,995	11,054,369	2,500
Net asset value (“NAV”) per share	$20.97	$9.29	$11.60	$20.32
Offering price per share (NAV per share plus maximum sales charge of 4.75%, 4.75%, 4.25% and 4.25%, respectively, of offering price)	$22.02	$9.75	$12.11	$21.22
Class C Shares
Net assets	$204,239	$71,973,674	$48,335,353	$50,781
Shares outstanding	9,706	7,765,556	4,195,770	2,500
NAV and offering price per share	$21.04	$9.27	$11.52	$20.31
Class R3 Shares
Net assets	$51,258	$1,098,677	$5,320,773	—
Shares outstanding	2,437	115,937	457,104	—
NAV and offering price per share	$21.03	$9.48	$11.64	—
Class I Shares
Net assets	$19,078,123	$719,640,197	$612,213,557	$7,011,418
Shares outstanding	906,322	77,283,613	52,821,299	345,000
NAV and offering price per share	$21.05	$9.31	$11.59	$20.32
Net assets consist of:
Capital paid-in	$19,943,077	$969,168,441	$788,412,393	$6,999,910
Undistributed (Over-distribution of) net investment income	219,048	(5,000,570)	9,747,103	10,036
Accumulated net realized gain (loss)	253,040	6,399,327	(35,210,215)	410
Net unrealized appreciation (depreciation)	296,241	31,974,852	31,109,808	102,643
Net assets	$20,711,406	$1,002,542,050	$794,059,090	$7,112,999
Authorized shares – per class	Unlimited	2 billion	2 billion	Unlimited
Par value per share	$.01	$.0001	$.0001	$.01

See accompanying notes to financial statements.

Nuveen Investments	87

Statement of

Operations	Year Ended June 30, 2014

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income(2)
Investment Income
Dividend income (net of foreign dividend tax withheld of $—, $8,999, $— and $—, respectively)	$24,507	$4,870,680	$1,570,957	$—
Interest income (net of foreign interest tax withheld of $377, $9,425, $980 and $—, respectively)	918,210	56,043,055	35,037,405	40,917
Securities lending income, net	—	610,639	264,526	—
Total investment income	942,717	61,524,374	36,872,888	40,917
Expenses
Management fees	110,290	4,707,172	3,542,314	5,959
12b-1 service fees – Class A(1)	2,916	443,902	227,307	17
12b-1 distribution and service fees – Class C	1,720	698,426	375,776	69
12b-1 distribution and service fees – Class R3	248	4,513	18,130	—
Shareholder servicing agent fees and expenses	2,700	573,491	315,147	1,200
Custodian fees and expenses	93,949	255,672	224,010	1,499
Directors/Trustees fees and expenses	544	24,289	18,919	169
Professional fees	46,028	82,969	83,339	19,087
Shareholder reporting expenses	26,816	128,450	68,770	1,911
Federal and state registration fees	52,104	130,608	88,048	902
Other expenses	10,852	23,938	25,490	255
Total expenses before fee waiver/expense reimbursement	348,167	7,073,430	4,987,250	31,068
Fee waiver/expense reimbursement	(203,274)	—	(484,534)	(24,150)
Net expenses	144,893	7,073,430	4,502,716	6,918
Net investment income (loss)	797,824	54,450,944	32,370,172	33,999
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	275,982	10,688,684	7,067,274	459
Forward foreign currency exchange contracts	(355,340)	(869,241)	(3,086,868)	—
Futures contracts	6,740	(77,978)	(192,845)	—
Options purchased	(15,802)	—	(81,130)	—
Swaps	80,592	(2,055,236)	1,328,009	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	693,937	41,655,840	33,944,503	117,794
Forward foreign currency exchange contracts	76,850	183,932	1,021,813	—
Futures contracts	(44,565)	(720,436)	(955,534)	(15,151)
Options purchased	4,270	—	81,130	—
Swaps	(22,510)	(571,182)	(3,796,978)	—
Net realized and unrealized gain (loss)	700,154	48,234,383	35,329,374	103,102
Net increase (decrease) in net assets from operations	$1,497,978	$102,685,327	$67,699,546	$137,101

(1)	Includes 12b-1 distribution and service fees incurred on Class B Shares during the period. Class B Shares of High Income Bond and Strategic Income converted to Class A Shares at the close of business on June 23, 2014. Class B Shares are no longer available through an exchange from other Nuveen mutual funds.

(2)	For the period May 12, 2014 (commencement of operations) through June 30, 2014.

See accompanying notes to financial statements.

88	Nuveen Investments

Statement of

Changes in Net Assets

	Global Total Return Bond		High Income Bond
	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/14	Year Ended 6/30/13
Operations
Net investment income (loss)	$797,824	$593,676	$54,450,944	$52,097,551
Net realized gain (loss) from:
Investments and foreign currency	275,982	255,749	10,688,684	32,830,342
Forward foreign currency exchange contracts	(355,340)	193,248	(869,241)	—
Futures contracts	6,740	9,324	(77,978)	24,640
Options purchased	(15,802)	(1,819)	—	—
Options written	—	(451)	—	—
Swaps	80,592	117,190	(2,055,236)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	693,937	(741,357)	41,655,840	(4,035,241)
Forward foreign currency exchange contracts	76,850	(131,026)	183,932	(157,736)
Futures contracts	(44,565)	47,954	(720,436)	785,330
Options purchased	4,270	(4,270)	—	—
Swaps	(22,510)	53,666	(571,182)	—
Net increase (decrease) in net assets from operations	1,497,978	391,884	102,685,327	81,544,886
Distributions to Shareholders
From net investment income:
Class A(1)	(41,491)	(35,960)	(11,488,067)	(11,284,624)
Class B	—	—	—	(117,102)
Class C	(4,753)	(2,925)	(4,133,973)	(4,119,190)
Class R3	(1,637)	(1,997)	(57,707)	(52,093)
Class I	(689,699)	(658,553)	(40,883,363)	(39,152,850)
From accumulated net realized gains:
Class A(1)	(15,286)	(17,638)	(3,748,641)	—
Class B	—	—	—	—
Class C	(2,340)	(1,263)	(1,550,786)	—
Class R3	(762)	(930)	(18,187)	—
Class I	(279,368)	(270,907)	(12,406,397)	—
Decrease in net assets from distributions to shareholders	(1,035,336)	(990,173)	(74,287,121)	(54,725,859)
Fund Share Transactions
Proceeds from sale of shares	3,495,146	4,253,342	544,164,005	365,971,376
Proceeds from shares issued to shareholders due to reinvestment of distributions	290,859	94,699	32,009,771	20,215,234
	3,786,005	4,348,041	576,173,776	386,186,610
Cost of shares redeemed	(1,174,138)	(1,295,217)	(308,712,801)	(314,765,353)
Net increase (decrease) in net assets from Fund share transactions	2,611,867	3,052,824	267,460,975	71,421,257
Net increase (decrease) in net assets	3,074,509	2,454,535	295,859,181	98,240,284
Net assets at the beginning of period	17,636,897	15,182,362	706,682,869	608,442,585
Net assets at the end of period	$20,711,406	$17,636,897	$1,002,542,050	$706,682,869
Undistributed (Over-distribution of) net investment income at the end of period	$219,048	$498,232	$(5,000,570)	$(2,478,940)

(1)	Includes distributions to shareholders on High Income Bond’s Class B Shares during the period. Class B Shares of High Income Bond converted to Class A Shares at the close of business on June 23, 2014 and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	89

Statement of Changes in Net Assets (continued)

	Strategic Income		U.S. Infrastructure Income
	Year Ended 6/30/14	Year Ended 6/30/13	Period 5/12/14 commencement of operations) through 6/30/14
Operations
Net investment income (loss)	$32,370,172	$30,494,779	$33,999
Net realized gain (loss) from:
Investments and foreign currency	7,067,274	22,569,723	459
Forward foreign currency exchange contracts	(3,086,868)	4,687,862	—
Futures contracts	(192,845)	(962,426)	—
Options purchased	(81,130)	(4,865)	—
Options written	—	(125,856)	—
Swaps	1,328,009	1,742,931	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	33,944,503	(23,595,326)	117,794
Forward foreign currency exchange contracts	1,021,813	(2,175,164)	—
Futures contracts	(955,534)	1,358,805	(15,151)
Options purchased	81,130	(81,130)	—
Swaps	(3,796,978)	4,672,411	—
Net increase (decrease) in net assets from operations	67,699,546	38,581,744	137,101
Distributions to Shareholders
From net investment income:
Class A(1)	(4,217,324)	(2,828,988)	(163)
Class B	—	(67,636)	—
Class C	(1,540,102)	(1,233,628)	(130)
Class R3	(167,160)	(100,573)	—
Class I	(27,194,188)	(24,786,771)	(23,805)
From accumulated net realized gains:
Class A(1)	—	—	—
Class B	—	—	—
Class C	—	—	—
Class R3	—	—	—
Class I	—	—	—
Decrease in net assets from distributions to shareholders	(33,118,774)	(29,017,596)	(24,098)
Fund Share Transactions
Proceeds from sale of shares	318,782,287	160,424,451	7,000,500
Proceeds from shares issued to shareholders due to reinvestment of distributions	12,232,390	9,591,338	—
	331,014,677	170,015,789	7,000,500
Cost of shares redeemed	(200,728,971)	(172,933,942)	(504)
Net increase (decrease) in net assets from Fund share transactions	130,285,706	(2,918,153)	6,999,996
Net increase (decrease) in net assets	164,866,478	6,645,995	7,112,999
Net assets at the beginning of period	629,192,612	622,546,617	—
Net assets at the end of period	$794,059,090	$629,192,612	$7,112,999
Undistributed (Over-distribution of) net investment income at the end of period	$9,747,103	$13,956,128	$10,036

(1)	Includes distributions to shareholders on Strategic Income’s Class B Shares during the period. Class B Shares of Strategic Income Bond converted to Class A Shares at the close of business on June 23, 2014 and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

90	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	91

Financial

Highlights

Global Total Return Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/11)
2014	$20.54	$.79	$.68	$1.47	$(.73)	$(.31)	$(1.04)	$20.97
2013	21.19	.72	(.14)	.58	(.86)	(.37)	(1.23)	20.54
2012(d)	20.00	.41	1.07	1.48	(.29)	—	(.29)	21.19
Class C (12/11)
2014	20.58	.63	.70	1.33	(.56)	(.31)	(.87)	21.04
2013	21.18	.56	(.10)	.46	(.69)	(.37)	(1.06)	20.58
2012(d)	20.00	.29	1.13	1.42	(.24)	—	(.24)	21.18
Class R3 (12/11)
2014	20.58	.74	.69	1.43	(.67)	(.31)	(.98)	21.03
2013	21.20	.66	(.11)	.55	(.80)	(.37)	(1.17)	20.58
2012(d)	20.00	.35	1.13	1.48	(.28)	—	(.28)	21.20
Class I (12/11)
2014	20.61	.84	.69	1.53	(.78)	(.31)	(1.09)	21.05
2013	21.23	.77	(.11)	.66	(.91)	(.37)	(1.28)	20.61
2012(d)	20.00	.42	1.12	1.54	(.31)	—	(.31)	21.23

92	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

7.45%	$1,378	2.03%		2.81%		.97%		3.87%		109%
2.47	1,037	2.16		2.10		.97		3.29		176
7.42	310	2.44	*	1.99	*	.98	*	3.46	*	116

6.74	204	2.77		2.06		1.72		3.11		109
1.94	158	2.99		1.29		1.72		2.56		176
7.10	53	2.74	*	1.41	*	1.72	*	2.42	*	116

7.26	51	2.26		2.57		1.22		3.61		109
2.34	50	2.31		1.91		1.22		3.00		176
7.38	53	2.24	*	1.91	*	1.23	*	2.92	*	116

7.76	19,078	1.77		3.09		.72		4.13		109
2.86	16,392	1.81		2.41		.72		3.50		176
7.71	14,767	1.74	*	2.41	*	.73	*	3.42	*	116

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 2, 2011 (commencement of operations) through June 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	93

Financial Highlights (continued)

High Income Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/01)
2014	$8.99	$.58	$.53	$1.11	$(.61)	$(.20)	$(.81)	$9.29
2013	8.64	.63	.39	1.02	(.67)	—	(.67)	8.99
2012	9.05	.69	(.38)	.31	(.69)	(.03)	(.72)	8.64
2011	8.28	.67	.76	1.43	(.66)	—	(.66)	9.05
2010	7.15	.67	1.12	1.79	(.66)	—	(.66)	8.28
Class C (8/01)
2014	8.98	.51	.52	1.03	(.54)	(.20)	(.74)	9.27
2013	8.62	.56	.40	.96	(.60)	—	(.60)	8.98
2012	9.01	.63	(.37)	.26	(.62)	(.03)	(.65)	8.62
2011	8.25	.60	.75	1.35	(.59)	—	(.59)	9.01
2010	7.12	.60	1.13	1.73	(.60)	—	(.60)	8.25
Class R3 (9/01)
2014	9.17	.57	.54	1.11	(.60)	(.20)	(.80)	9.48
2013	8.81	.62	.40	1.02	(.66)	—	(.66)	9.17
2012	9.23	.67	(.38)	.29	(.68)	(.03)	(.71)	8.81
2011	8.44	.66	.77	1.43	(.64)	—	(.64)	9.23
2010	7.28	.66	1.14	1.80	(.64)	—	(.64)	8.44
Class I (8/01)
2014	9.01	.60	.53	1.13	(.63)	(.20)	(.83)	9.31
2013	8.65	.66	.39	1.05	(.69)	—	(.69)	9.01
2012	9.05	.71	(.37)	.34	(.71)	(.03)	(.74)	8.65
2011	8.29	.69	.75	1.44	(.68)	—	(.68)	9.05
2010	7.16	.69	1.12	1.81	(.68)	—	(.68)	8.29

94	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

12.88%	$209,830	.95%	6.37%	.95%	6.37%	85%
11.99	141,132	.94	6.92	.94	6.92	133
3.76	92,018	1.06	7.98	1.04	7.99	124
17.61	30,984	1.22	7.38	1.10	7.50	130
25.47	29,532	1.29	7.93	1.10	8.12	132

11.98	71,974	1.70	5.64	1.70	5.64	85
11.33	67,466	1.70	6.21	1.70	6.21	133
3.18	48,667	1.80	7.26	1.79	7.27	124
16.67	9,792	1.97	6.64	1.85	6.76	130
24.67	6,969	2.04	7.22	1.85	7.41	132

12.65	1,099	1.20	6.09	1.20	6.09	85
11.79	697	1.19	6.69	1.19	6.69	133
3.46	615	1.31	7.66	1.29	7.68	124
17.28	309	1.47	7.12	1.35	7.25	130
25.12	343	1.54	7.73	1.35	7.92	132

13.15	719,640	.71	6.61	.71	6.61	85
12.39	495,863	.70	7.24	.70	7.24	133
4.15	465,299	.84	8.19	.80	8.23	124
17.77	460,785	.97	7.63	.85	7.75	130
25.75	350,066	1.04	8.19	.85	8.38	132

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. As of October 31, 2013, the Adviser is no longer reimbursing the Fund for any fees and expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial Highlights (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/00)
2014	$11.02	$.53	$.59	$1.12	$(.54)	$—	$(.54)	$11.60
2013	10.83	.52	.16	.68	(.49)	—	(.49)	11.02
2012	10.72	.44	.10	.54	(.43)	—	(.43)	10.83
2011	10.27	.43	.45	.88	(.43)	—	(.43)	10.72
2010	9.01	.52	1.28	1.80	(.54)	—	(.54)	10.27
Class C (2/00)
2014	10.94	.44	.60	1.04	(.46)	—	(.46)	11.52
2013	10.76	.43	.16	.59	(.41)	—	(.41)	10.94
2012	10.65	.36	.09	.45	(.34)	—	(.34)	10.76
2011	10.20	.35	.44	.79	(.34)	—	(.34)	10.65
2010	8.96	.43	1.27	1.70	(.46)	—	(.46)	10.20
Class R3 (9/01)
2014	11.05	.51	.60	1.11	(.52)	—	(.52)	11.64
2013	10.88	.49	.15	.64	(.47)	—	(.47)	11.05
2012	10.77	.41	.10	.51	(.40)	—	(.40)	10.88
2011	10.31	.41	.45	.86	(.40)	—	(.40)	10.77
2010	9.07	.42	1.32	1.74	(.50)	—	(.50)	10.31
Class I (2/00)
2014	11.01	.56	.59	1.15	(.57)	—	(.57)	11.59
2013	10.83	.55	.15	.70	(.52)	—	(.52)	11.01
2012	10.71	.45	.12	.57	(.45)	—	(.45)	10.83
2011	10.26	.46	.44	.90	(.45)	—	(.45)	10.71
2010	9.01	.55	1.25	1.80	(.55)	—	(.55)	10.26

96	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)(e)

10.46%	$128,189	.91%	4.65%	.84%	4.73%	50%
6.25	72,341	.90	4.50	.84	4.57	69
5.14	52,802	.93	4.01	.85	4.10	199
8.69	25,045	1.05	3.93	.88	4.10	98
20.21	28,165	1.13	4.98	.92	5.19	96

9.59	48,335	1.66	3.91	1.59	3.98	50
5.50	35,146	1.65	3.75	1.59	3.81	69
4.32	31,085	1.67	3.30	1.60	3.37	199
7.85	8,092	1.80	3.22	1.73	3.29	98
19.13	6,748	1.88	4.21	1.75	4.34	96

10.19	5,321	1.16	4.41	1.09	4.48	50
5.89	2,926	1.15	4.27	1.09	4.34	69
4.83	1,903	1.19	3.73	1.12	3.80	199
8.40	1,020	1.29	3.73	1.23	3.79	98
19.47	601	1.37	4.06	1.24	4.19	96

10.77	612,214	.66	4.92	.59	5.00	50
6.42	517,292	.65	4.75	.59	4.81	69
5.35	534,608	.69	4.19	.63	4.26	199
8.99	615,107	.80	4.22	.73	4.29	98
20.31	655,301	.87	5.31	.74	5.44	96

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For fiscal years beginning after June 30, 2011, the Fund will no longer exclude dollar roll transactions, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	97

Financial Highlights (continued)

U.S. Infrastructure Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/14)
2014(d)	$20.00	$.09	$.30	$.39	$(.07)	$—	$(.07)	$20.32
Class C (5/14)
2014(d)	20.00	.07	.29	.36	(.05)	—	(.05)	20.31
Class I (5/14)
2014(d)	20.00	.10	.29	.39	(.07)	—	(.07)	20.32

98	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.93%	$51	3.46	%*	.77	%*	.96	%*	3.27	%*	4%

1.81	51	4.20	*	.03	*	1.71	*	2.52	*	4

1.95	7,011	3.20	*	1.03	*	.71	*	3.52	*	4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 12, 2014 (commencement of operations) through June 30, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	99

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. and Nuveen Investment Trust (each a “Trust” and collectively, the “Trusts”), are open-end investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Investment Funds, Inc. is comprised of the Nuveen High Income Bond Fund (“High Income Bond”) and Nuveen Strategic Income Fund (“Strategic Income”) and Nuveen Investment Trust is comprised of the Nuveen Global Total Return Bond Fund (“Global Total Return Bond”) and Nuveen U.S. Infrastructure Income Fund (“U.S. Infrastructure Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. Nuveen Investment Funds, Inc. was incorporated in the state of Maryland on August 20, 1987. Nuveen Investment Trust was organized as a Massachusetts business trust in May 6, 1996.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investment Objectives and Principal Investment Strategies

Global Total Return Bond

Global Total Return Bond’s investment objective is to seek total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in bonds from issuers located around the world. The bonds in which the Fund may invest may be of any maturity and include: debt obligations of foreign governments; domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities); residential and commercial mortgage-backed securities; and asset-backed securities.

Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. issuers and is invested in issuers located in at least three countries (including the U.S.). The Fund may invest in debt obligations issued by governmental and corporate issuers located in emerging markets countries.

The Fund invests in securities that are U.S. dollar-denominated and in securities that are denominated in foreign currencies. As described in more detail below, the Fund may utilize various currency-related derivatives in an effort to enhance the Fund’s total return or to manage risk.

Up to 30% of the Fund’s net assets may be invested in securities rated lower than investment grade or in unrated securities of comparable quality as determined by the Sub-Adviser (such securities commonly referred to as “high yield” or “junk bonds”). If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

100	Nuveen Investments

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

High Income Bond

High Income Bond’s investment objective is to provide investors with a high level of current income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may invest in exchange-traded funds (“ETFs”), closed-end funds and other investment companies.

Effective January 10, 2014, the Fund may invest up to 20% of its net assets in fixed and floating rate loans, including senior loans and secured and unsecured junior loans.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the Fund.

The Fund may invest without limitation in debt obligations of foreign corporations and governments, provided that no more than 20% of the Fund’s total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps, total return swaps, and credit default swaps; and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

Strategic Income

Strategic Income’s investment objective is to provide investors with total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt securities, including U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, asset-backed securities, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and debt obligations of foreign governments.

Effective January 10, 2014, the Fund may invest in fixed and floating rate loans, including senior loans and secured and unsecured junior loans, in an amount not to exceed 20% of the Fund’s net assets and municipal securities in an amount not to exceed 20% of net assets.

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated debt obligations of foreign corporations and governments, including debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund may invest without limitation in U.S. dollar denominated securities of foreign issuers.

The Fund may invest up to 50% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” or “junk bonds”). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

Nuveen Investments	101

Notes to Financial Statements (continued)

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

U.S. Infrastructure Income

U.S. Infrastructure Income’s investment objective is to seek current income consistent with limited risk to capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in infrastructure-related debt securities of U.S. issuers. Such securities include taxable and tax-exempt municipal bonds issued to finance the ownership, development, construction, renovation or operation of infrastructure assets and debt securities issued by, or loans issued to, infrastructure-related companies, which include companies involved in the ownership, development, construction, renovation, financing or operation of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets.

Infrastructure assets are the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer, and energy utilities; transportation and communication networks; health care facilities, schools, government accommodations and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Municipal bonds in which the Fund invests include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam). The Fund may invest in all types of municipal bonds including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund does not seek to provide income exempt from federal income tax. The Fund may invest in both taxable and tax-exempt municipal bonds. The Fund does not anticipate investing in tax-exempt bonds to the extent that its dividends will qualify as “exempt-interest dividends” and, as a result, it is expected that the Fund’s dividends will be taxable.

Other debt securities in which the Fund may invest include corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, fixed and floating rate loans, including senior loans and secured and unsecured junior loans, convertible bonds and preferred securities.

The Fund may invest up to 20% of its total assets in debt obligations of non-U.S. issuers, including debt obligations issued by issuers that are located in emerging market countries.

The Fund may invest up to 40% of its net assets in securities rated below investment grade or, if unrated, judged by the Sub-Adviser to be of comparable quality. Such securities are commonly referred to as “high yield” or “junk” bonds.

The Fund is not subject to any formal restrictions on its average portfolio maturity or duration, or on the duration or maturity of the individual securities in which it invests. However, the Fund generally invests in longer term bonds which are more sensitive to interest rate risk.

The Fund may invest up to 15% of its net assets in securities whose interest payments vary inversely with changes in short-term interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

102	Nuveen Investments

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class B Shares

During the current fiscal period, High Income Bond and Strategic Income offered Class B Shares. Effective at the close of business on June 23, 2014, Class B Shares of High Income Bond and Strategic Income were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of June 30, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Outstanding when-issued/delayed delivery purchase commitments	$818,495	$17,729,603	$15,192,623	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Interest income” on the Statement of Operations. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Nuveen Investments	103

Notes to Financial Statements (continued)

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of the Funds of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. High Income Bond and Strategic Income issued Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares of these Funds were not available for new accounts or for additional investment into existing accounts. Class B Shares incurred a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares were held by the investor (CDSC was reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements (Global Total Return only), International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

As of June 30, 2014, the Funds (a) entered into securities lending transactions and (b) invested in repurchase agreements, forward foreign currency exchange contracts and interest rate swap contracts that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

104	Nuveen Investments

The ETFs in which the Funds invest are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAV on valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Nuveen funds’ Board of Directors/Trustees. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of foreign currency exchange contracts and swap contracts are also priced by a pricing service approved by the Nuveen funds’ Board of Directors/Trustees using the same methods as described above, and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the funds’ NAV is determined, or if under the funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Nuveen funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the OTC market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Nuveen Investments	105

Notes to Financial Statements (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Total Return Bond	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Convertible Preferred Securities	$87,525	$—	$—		$87,525
$25 Par (or similar) Retail Preferred	314,962	—	—		314,962
Corporate Bonds	—	8,963,065	—		8,963,065
Convertible Bonds	—	21,235	—		21,235
$1,000 Par (or similar) Institutional Preferred	—	673,324	—		673,324
Asset-Backed and Mortgage-Backed Securities	—	1,221,769	—		1,221,769
Sovereign Debt	—	8,970,471	—		8,970,471
Short-Term Investments:
Repurchase Agreements	—	1,328,478	—		1,328,478
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(3,568)	—		(3,568)
Interest Rate Swaps**	—	26,937	—		26,937
Futures Contracts**	9,359	—	—		9,359
Total	$411,846	$21,201,711	$—		$21,613,557

High Income Bond
Long-Term Investments*:
Common Stocks***	$17,095,352	$—	$63,745		$17,159,097
Exchange-Traded Funds	9,100,450	—	—		9,100,450
Convertible Preferred Securities	3,548,065	—	—		3,548,065
Variable Rate Senior Loan Interests	—	18,865,752	—		18,865,752
$25 Par (or similar) Retail Preferred****	51,514,013	3,522,229	—		55,036,242
Corporate Bonds	—	794,476,620	10		794,476,630
Convertible Bonds	—	3,510,000	—		3,510,000
$1,000 Par (or similar) Institutional Preferred	—	52,588,343	—		52,588,343
Asset-Backed Securities	—	2,058	—		2,058
Investment Companies	14,493,124	—	—		14,493,124
Warrants****	—	201	—	^	201
Investments Purchased with Collateral from Securities Lending	180,336,996	—	—		180,336,996
Short-Term Investments:
Money Market Funds	37,742,974	—	—		37,742,974
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	26,196	—		26,196
Credit Default Swaps**	—	(301,627)	—		(301,627)
Interest Rate Swaps**	—	(269,555)	—		(269,555)
Futures Contracts**	77,026	—	—		77,026
Total	$313,908,000	$872,420,217	$63,755		$1,186,391,972
*	Refer to the Fund’s Portfolio of Investments for industry, state and country, where applicable, classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for a breakdown of securities classified as Level 3.
****	Refer to the Fund’s Portfolio of Investments for a breakdown of securities classified as Level 2.
^	Value equals zero as of the end of the reporting period.

106	Nuveen Investments

Strategic Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks***	$—	$—	$5,993	$5,993
Convertible Preferred Securities	539,466	—	—	539,466
Variable Rate Senior Loan Interests	—	8,474,981	—	8,474,981
$25 Par (or similar) Retail Preferred****	18,363,353	2,176,520	—	20,539,873
Corporate Bonds	—	484,574,801	—	484,574,801
$1,000 Par (or similar) Institutional Preferred	—	45,634,192	—	45,634,192
Asset-Backed and Mortgage-Backed Securities	—	75,462,885	—	75,462,885
Investment Companies	1,997,250	—	—	1,997,250
Sovereign Debt	—	132,163,289	—	132,163,289
Investments Purchased with Collateral from Securities Lending	84,532,292	—	—	84,532,292
Short-Term Investments:
Money Market Funds	27,827,846	—	—	27,827,846
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(183,213)	—	(183,213)
Interest Rate Swaps**	—	(649,854)	—	(649,854)
Futures Contracts**	91,974	—	—	91,974
Total	$133,352,181	$747,653,601	$5,993	$881,011,775

U.S. Infrastructure Income
Long-Term Investments*:
Corporate Bonds	$—	$2,504,901	$—	$2,504,901
Municipal Bonds	—	4,519,477	—	4,519,477
Investments in Derivatives:
Futures Contracts**	(15,151)	—	—	(15,151)
Total	$(15,151)	$7,024,378	$—	$7,009,227
*	Refer to the Fund’s Portfolio of Investments for industry, state and country, where applicable, classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for a breakdown of securities classified as Level 3.
****	Refer to the Fund’s Portfolio of Investments for a breakdown of securities classified as Level 2.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

Nuveen Investments	107

Notes to Financial Statements (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Each Fund may invest in non-U.S. securities. As of June 30, 2014, Global Total Return Bond’s, High Income Bond’s and Strategic Income’s investments in non-U.S. securities were as follows:

Global Total Return Bond	Value	% of Net Assets
Country:
Mexico	$2,713,066	13.1%
United Kingdom	1,596,376	7.7
Turkey	1,466,765	7.1
Germany	1,007,597	4.9
South Africa	968,728	4.7
Poland	674,504	3.3
Canada	577,434	2.8
Brazil	478,534	2.3
Portugal	462,361	2.2
Other Countries	3,825,174	18.4
Total non-U.S. securities	$13,770,539	66.5%

High Income Bond	Value	% of Net Assets
Country:
Canada	$68,171,965	6.8%
United Kingdom	37,286,791	3.7
Luxembourg	31,133,856	3.1
France	24,534,592	2.4
Norway	14,759,688	1.5
Brazil	14,373,725	1.4
Other Countries	142,179,912	14.2
Total non-U.S. securities	$332,440,529	33.1%

108	Nuveen Investments

Strategic Income	Value	% of Net Assets
Country:
South Africa	$37,832,766	4.8%
Mexico	37,782,014	4.8
Canada	33,171,299	4.2
United Kingdom	26,568,478	3.3
Brazil	26,413,485	3.3
Turkey	24,431,202	3.1
Poland	11,784,682	1.5
Other Countries	97,708,336	12.2
Total non-U.S. securities	$295,692,262	37.2%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps,’’ respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

Global Total Return Bond and U.S. Infrastructure Income are authorized to invest in repurchase agreements. In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, atValue	Collateral Pledged (From) Counterparty*	Net Exposure
Global Total Return Bond	Fixed Income Clearing Corporation	$1,328,478	$(1,328,478)	$—
*	As of June 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Securities Lending

In order to generate additional income, High Income Bond and Strategic Income may lend securities representing up to one-third of the value of each Fund’s total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

Nuveen Investments	109

Notes to Financial Statements (continued)

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the following Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
High Income Bond	U.S. Bank	$175,825,761	$(175,825,761)	$—
Strategic Income	U.S. Bank	82,407,459	(82,407,459)	—
*	As of June 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the securites out on loan. Refer to the Fund's Portfolio of Investments for details on the securites out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the fiscal year ended June 30, 2014, were as follows:

	High Income Bond	Strategic Income
Securities lending fees paid	$112,209	$47,688

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivatives. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts (“forward contract”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts, (net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential

110	Nuveen Investments

gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the fiscal year ended June 30, 2014, Global Total Return Bond, High Income Bond and Strategic Income invested in forward foreign currency exchange contracts. Global Total Return Bond used forward foreign currency exchange contracts to reduce risk and take active currency exposures by hedging select foreign currency risks associated with the Fund’s foreign debt investments. The Fund also actively managed currency exposures through forward foreign currency exchange contracts in an attempt to benefit from the potential appreciation of certain currencies. High Income Bond and Strategic Income used forward foreign currency exchange contracts to manage foreign currency exposure. For example, a Fund may reduce unwanted currency exposure from its portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the fiscal year ended June 30, 2014, was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of forward foreign currency exchange contracts outstanding*	$24,316,043	$59,182,217	$211,869,217
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all forward foreign currency exchange contracts held by the Funds as of June 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Global Total Return Bond
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$35,098	Unrealized depreciation on forward foreign currency exchange contracts, net	$(60,154)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(4,690)	Unrealized depreciation on forward foreign currency exchange contracts, net	26,178
Total			$30,408		$(33,976)
High Income Bond
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$433,164	—	$—
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(406,968)	—	—
Total			$26,196		$—
Strategic Income
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$973,902	Unrealized depreciation on forward foreign currency exchange contracts, net	$(801,418)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(547,663)	Unrealized depreciation on forward foreign currency exchange contracts, net	191,966
Total			$426,239		$(609,452)

Nuveen Investments	111

Notes to Financial Statements (continued)

The following table presents the forward foreign currency exchange contracts, which are subject to netting agreements, and the collateral delivered to those forward foreign currency exchange contracts as of June 30, 2014.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Global Total Return Bond
	Barclays Bank PLC	$—	$(1,064)	$—	$(1,064)	$—	$(1,064)
	BNP Paribas	1,231	—	—	1,231	—	1,231
	Citigroup	14,240	(2,501)	(2,501)	11,739	—	11,739
	Credit Suisse	9,137	(1,271)	(1,271)	7,866	—	7,866
	Goldman Sachs	17,091	(19,646)	17,091	(2,555)	—	(2,555)
	JPMorgan	8,557	(17,667)	8,557	(9,110)	—	(9,110)
	Morgan Stanley	530	(21,777)	530	(21,247)	—	(21,247)
	Nomura Securities	10,490	(918)	(918)	9,572	—	9,572
Total		$61,276	$(64,844)	$21,488	$(3,568)	$—	$(3,568)
High Income Bond
	Citigroup	$433,164	$(406,968)	$(406,968)	$26,196	$(26,196)	$—
Strategic Income
	Citigroup	$524,919	$(459,838)	$(459,838)	$65,081	$(65,081)	$—
	Credit Suisse	120,737	—	—	120,737	(120,737)	—
	JPMorgan	191,966	(801,418)	191,966	(609,452)	280,000	(329,452)
	Nomura Securities	328,246	(87,825)	(87,825)	240,421	(240,421)	—
Total		$1,165,868	$(1,349,081)	$(355,697)	$(183,213)	$(146,239)	$(329,452)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the fiscal year ended June 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain(Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Global Total Return Bond	Foreign currency exchange rate	Forward contracts	$(355,340)	$76,850
High Income Bond	Foreign currency exchange rate	Forward contracts	(869,241)	183,932
Strategic Income	Foreign currency exchange rate	Forward contracts	(3,086,868)	1,021,813

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

112	Nuveen Investments

During the fiscal year ended June 30, 2014, each of the Funds invested in interest rate futures contracts. Global Total Return Bond used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure; used selected foreign bond futures to actively manage exposure to those markets. High Income Bond and Strategic Income used U.S. Treasury note and bond futures to manage portfolio duration and yield curve exposure. For example, to decrease the duration of a Fund’s portfolio, a short Treasury bond or Treasury note futures position would be acquired. Strategic Income also invested in selected foreign bond futures to actively manage exposure to those markets. U.S. Infrastructure Income shorted U.S. Treasury futures to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the fiscal year ended June 30, 2014, was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Average notional amount of futures contracts outstanding*	$6,192,152	$33,593,936	$100,232,315	$1,509,063
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Funds as of June 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value

Global Total Return Bond
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$4,991	Payable for variation margin on futures contracts*	$(5,265)
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	9,633
Total			$4,991		$4,368

High Income Bond
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$77,026

Strategic Income
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$—	Payable for variation margin on futures contracts*	$(43,499)
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	135,473
Total			$—		$91,974

U.S. Infrastructure Income
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(15,151)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the cash collateral at brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the fiscal year ended June 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Global Total Return Bond	Interest rate	Futures contracts	$6,740	$(44,565)
High Income Bond	Interest rate	Futures contracts	(77,978)	(720,436)
Strategic Income	Interest rate	Futures contracts	(192,845)	(955,534)
U.S. Infrastructure Income	Interest rate	Futures contracts	—	(15,151)

Nuveen Investments	113

Notes to Financial Statements (continued)

Options Transactions

The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options and/or swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options and/or swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended June 30, 2014, Global Total Return Bond and Strategic Income purchased call options on select currencies during the period in an attempt to benefit from changes in the spot values on these currencies.

The average notional amount of outstanding options purchased during the fiscal year ended June 30, 2014, were as follows:

	Global Total Return Bond	Strategic Income
Average notional amount of outstanding options purchased*	$20,500,000	$3,395,223
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) on options purchased on the Statement of Operations during the fiscal year ended June 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased
Global Total Return Bond	Foreign currency exchange rate	Options purchased	$(15,802)	$4,270
Strategic Income	Foreign currency exchange rate	Options purchased	(81,130)	81,130

Interest Rate Swaps

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For OTC swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal

114	Nuveen Investments

to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the fiscal year ended June 30, 2014, Global Total Return Bond, High Income Bond and Strategic Income invested in interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended June 30, 2014, was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of interest rate swap contracts outstanding*	$1,200,000	$22,200,000	$85,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/ when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap.

Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the fiscal year ended June 30, 2014, Global Total Return Bond, High Income Bond and Strategic Income invested in credit default swap contracts. Global Total Return Bond used credit default swaps as a way to take on credit risk and earn a commensurate credit spread. High Income Bond used CDX High Yield swaps to manage exposure to the High Yield segment of the market. For example, to increase the Fund’s credit exposure to the High Yield Bond segment of the market, a long CDX High Yield Index swap would be acquired. Strategic Income used CDX High Yield swaps to manage exposure to the High Yield segment of the market, at times adding exposure, and at times reducing exposure depending on market conditions at the time as part of the overall portfolio construction strategy.

Nuveen Investments	115

Notes to Financial Statements (continued)

The average notional amount of credit default swap contracts outstanding during the fiscal year ended June 30, 2014, was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of credit default swap contracts outstanding*	$200,000	$18,450,000	$11,300,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of June 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure		Location	Value	Location	Value

Global Total Return Bond
Interest rate	Swaps	Unrealized appreciation on interest rate swaps**	$26,937	—	$—

High Income Bond
Credit	Swaps	Receivable for variation margin on swap contracts*	$(301,627)	—	$—
Interest rate	Swaps	Receivable for variation margin on swap contracts*	(269,555)	—	—
Total			$(571,182)		$—

Strategic Income
Interest rate	Swaps	Receivable for variation margin on swap contracts	$(987,688)	—	$—
Interest rate	Swaps	Unrealized appreciation on interest rate swaps**	337,834	—	—
Total			$(649,854)		$—

*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the cash collateral at brokers, if any, the receivable or payable for variation margin on swap contracts or the premiums paid or received presented on the Statement of Assets and Liabilities.
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

The following table presents the swap contacts, which are subject to netting agreements, and the collateral delivered related to those swap contracts as of June 30, 2014.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Global Total Return Bond
Interest rate swaps	JPMorgan	$4,330	$—	$—	$4,330	$—	$4,330
Interest rate swaps	Morgan Stanley	22,607	—	—	22,607	—	22,607
Total		$26,937	$—	$—	$26,937	$—	$26,937
Strategic Income
Interest rate swaps	JPMorgan	$337,834	$—	$—	$337,834	$—	$337,834
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the fiscal year ended June 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Global Total Return Bond
	Credit	Swaps	$99,286	$2,096
	Interest rate	Swaps	(18,694)	(24,606)
Total			$80,592	$(22,510)

116	Nuveen Investments

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
High Income Bond
	Credit	Swaps	$(1,809,512)	$(301,627)
	Interest rate	Swaps	(245,724)	(269,555)
Total			$(2,055,236)	$(571,182)
Strategic Income
	Credit	Swaps	$624,216	$43,964
	Interest rate	Swaps	(703,793)	(3,840,942)
Total			$1,328,009	$(3,796,978)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Total Return Bond
	Year Ended 6/30/14		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	32,064	$647,508	71,096	$1,561,936
Class C	2,561	51,759	5,331	116,818
Class R3	—	—	148	3,261
Class I	135,898	2,795,879	119,175	2,571,327
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,747	55,686	2,257	49,801
Class C	251	5,092	71	1,558
Class R3	7	151	2	32
Class I	11,324	229,930	1,966	43,308
	184,852	3,786,005	200,046	4,348,041
Shares redeemed:
Class A	(19,617)	(401,764)	(37,459)	(815,809)
Class C	(770)	(15,455)	(238)	(5,218)
Class R3	—	—	(220)	(4,841)
Class I	(36,367)	(756,919)	(21,318)	(469,349)
	(56,754)	(1,174,138)	(59,235)	(1,295,217)
Net increase (decrease)	128,098	$2,611,867	140,811	$3,052,824

Nuveen Investments	117

Notes to Financial Statements (continued)

	High Income Bond
	Year Ended 6/30/14		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	14,494,390	$132,162,411	17,418,771	$157,891,772
Class A – automatic conversion of Class B Shares	88,915	826,694	8,387	75,648
Class B – exchanges	3,885	35,313	5,697	51,078
Class C	2,489,184	22,649,986	3,279,004	29,712,726
Class R3	79,740	742,363	91,522	846,297
Class I	42,439,856	387,747,238	19,507,879	177,393,855
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,411,539	12,846,739	986,090	8,982,586
Class B	10,090	91,136	11,378	102,611
Class C	505,346	4,585,469	342,032	3,104,612
Class R3	6,442	59,876	3,201	29,717
Class I	1,581,856	14,426,551	878,551	7,995,708
	63,111,243	576,173,776	42,532,512	386,186,610
Shares redeemed:
Class A	(9,096,635)	(82,834,295)	(13,374,803)	(122,270,181)
Class B	(94,861)	(863,612)	(52,858)	(477,921)
Class B – automatic conversion to Class A Shares	(89,394)	(826,694)	(8,431)	(75,648)
Class C	(2,745,982)	(24,972,705)	(1,750,403)	(15,927,665)
Class R3	(46,274)	(432,632)	(88,527)	(820,112)
Class I	(21,745,368)	(198,782,863)	(19,153,223)	(175,193,826)
	(33,818,514)	(308,712,801)	(34,428,245)	(314,765,353)
Net increase (decrease)	29,292,729	$267,460,975	8,104,267	$71,421,257

	Strategic Income
	Year Ended 6/30/14		Year Ended 6/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,807,287	$77,145,009	3,841,218	$43,625,656
Class A – automatic conversion of Class B Shares	76,185	881,815	7,544	85,170
Class B – exchanges	5,178	56,981	15,433	174,717
Class C	1,865,289	20,993,661	956,179	10,853,256
Class R3	313,904	3,562,838	151,296	1,733,433
Class I	19,152,870	216,141,983	9,103,062	103,952,219
Shares issued to shareholders due to reinvestment of distributions:
Class A	323,227	3,647,943	207,145	2,356,102
Class B	3,772	42,022	5,430	61,397
Class C	107,640	1,205,845	83,134	939,722
Class R3	14,015	158,616	8,750	99,942
Class I	637,344	7,177,964	539,446	6,134,175
	29,306,711	331,014,677	14,918,637	170,015,789
Shares redeemed:
Class A	(2,719,218)	(30,498,573)	(2,364,331)	(26,682,577)
Class B	(68,173)	(760,354)	(76,824)	(869,450)
Class B – automatic conversion to Class A Shares	(76,583)	(881,815)	(7,581)	(85,170)
Class C	(988,539)	(10,984,313)	(715,688)	(8,066,326)
Class R3	(135,481)	(1,526,676)	(70,285)	(797,920)
Class I	(13,947,269)	(156,077,240)	(12,041,978)	(136,432,499)
	(17,935,263)	(200,728,971)	(15,276,687)	(172,933,942)
Net increase (decrease)	11,371,448	$130,285,706	(358,050)	$(2,918,153)

118	Nuveen Investments

	U.S. Infrastructure Income
	For the period 5/12/14 (commencement of operations) through 6/30/14
	Shares	Amount
Shares sold:
Class A	2,500	$50,000
Class C	2,500	50,000
Class I	345,025	6,900,500
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—
Class C	—	—
Class I	—	—
	350,025	7,000,500
Shares redeemed:
Class A	—	—
Class C	—	—
Class I	(25)	(504)
	(25)	(504)
Net increase (decrease)	350,000	$6,999,996

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the fiscal year ended June 30, 2014, were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Purchases:
Investment securities	$11,839,327	$918,144,954	$442,288,479	$7,214,169
U.S. Government and agency obligations	11,359,637	—	14,410,517	—
Sales and maturities:
Investment securities	$8,661,093	$691,036,258	$313,627,423	$306,360
U.S. Government and agency obligations	12,043,224	1,000,000	6,377,327	—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Nuveen Investments	119

Notes to Financial Statements (continued)

As of June 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Cost of investments	$21,313,959	$1,155,164,261	$850,554,911	$6,909,252
Gross unrealized:
Appreciation	$783,008	$41,831,885	$38,964,555	$121,338
Depreciation	(516,138)	(10,136,214)	(7,118,643)	(6,212)
Net unrealized appreciation (depreciation) of investments	$266,870	$31,695,671	$31,845,912	$115,126

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, nondeductible stock issuance costs, securities litigation settlements, distribution reallocation, adjustments for investments in real estate investment trusts, investments in partnerships and foreign currency transactions resulted in reclassifications among the Funds’ components of net assets as of June 30, 2014, the Funds’ tax year end, as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Capital paid-in	$(11,559)	$214,594	$—	$(86)
Undistributed (Over-distribution of) net investment income	(339,428)	(409,464)	(3,460,423)	135
Accumulated net realized gain (loss)	350,987	194,870	3,460,423	(49)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2014, the Funds’ tax year end, were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Undistributed net ordinary income[1]	$617,256	$1,517,068	$14,226,528	$36,802
Undistributed net long-term capital gains	156,028	5,587,568	—	—

[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2014 through June 30, 2014 and paid on July 1, 2014. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2014 and June 30, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Distributions from net ordinary income[2]	$914,394	$66,420,739	$32,566,945	$—
Distributions from net long-term capital gains[3]	109,476	6,948,022	—	—

2013	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Distributions from net ordinary income[2]	$944,239	$54,643,445	$28,538,703	N/A
Distributions from net long-term capital gains	50,774	—	—	N/A
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[3]	The Funds hereby designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2014.

120	Nuveen Investments

As of June 30, 2014, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Strategic Income	U.S. Infrastructure Income
Expiration June 30, 2018	$35,110,019	$—
Not subject to expiration	—	14,741
Total	$35,110,019	$14,741

During the Funds’ tax year ended June 30, 2014, the following Fund utilized its capital loss carryforwards as follows:

Strategic Income
Utilized capital loss carryforwards	$7,537,565

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Global Total Return Bond Fund-Level Fee Rate	High Income Bond Fund-Level Fee Rate	Strategic Income Fund-Level Fee Rate	U.S. Infrastructure Income Fund-Level Fee Rate
For the first $125 million	.4000%	.4000%	.3600%	.4500%
For the next $125 million	.3875	.3875	.3475	.4375
For the next $250 million	.3750	.3750	.3350	.4250
For the next $500 million	.3625	.3625	.3225	.4125
For the next $1 billion	.3500	.3500	.3100	.4000
For net assets over $2 billion	.3250	.3250	.2850	.3875

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for High Income Bond and Strategic Income, making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2014, the complex-level fee rate for each Fund was as follows:

Nuveen Investments	121

Notes to Financial Statements (continued)

Fund	Complex-Level Fee Rate
Global Total Return Bond	.1653%
High Income Bond	.1803
Strategic Income	.1916
U.S. Infrastructure Income	.1653

The Adviser has agreed to waive fees and/or reimburse expenses through October 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Global Total Return Bond do not exceed ..75% of the average daily net assets of any class of Fund shares.

The Adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2014, so that total annual Fund operating expenses, (excluding acquired fund fees and expenses) for Strategic Income do not exceed .84%, 1.59%, 1.09% and .59% for Classes A, C, R3 and I, respectively.

The Adviser has agreed to waive fees and/or reimburse expenses through October 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for U.S. Infrastructure Income do not exceed .74% of the average daily net assets of any class of Fund shares.

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enable directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended June 30, 2014, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Sales charges collected (Unaudited)	$7,794	$584,788	$260,559	$—
Paid to financial intermediaries (Unaudited)	7,248	528,607	236,831	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
Commission advances (Unaudited)	$3,139	$259,959	$233,119	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2014, the Distributor retained such 12b-1 fees as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
12b-1 fees retained (Unaudited)	$1,008	$185,696	$103,232	$69

122	Nuveen Investments

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2014, as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Income
CDSC retained (Unaudited)	$—	$21,632	$44,797	$—

As of June 30, 2014, Nuveen owned shares of the Funds as follows:

	Global Total Return Bond	U.S. Infrastructure Income
Class A	—	2,500
Class C	2,280	2,500
Class R3	2,280	—
Class I	676,175	345,000

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services— Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Fund’s financial statements or footnote disclosures.

9. Subsequent Event

As previously described in Note 1- General Information and Significant Accounting Policies, Agreement and Plan of Merger, the new investment management agreements and the new sub-advisory agreements have been approved by shareholders of the Funds.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

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Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111 U.S. Bank National Association Milwaukee, WI 53202	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Bostoxn, MA 02266-8530 (800) 257-8787

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
High Income Bond	1.00%	2.00%
Strategic Income	2.00%	2.00%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms

Used in this Report

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/ liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Barclays Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Emerging Markets Index: An unmanaged index that tracks total returns for external-currency-denominated debt instruments of the emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays Global Aggregate Unhedged Bond Index: An index that provides a broad-based measure of the global investment grade fixed-rate debt markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Pan-European High Yield Index: An unmanaged index that measures the market of non-investment grade, fixed-rate corporate bonds denominated in the following currencies: euro, Pounds sterling, Norwegian krone, Swedish krona, and Swiss franc. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Inclusion is based on the currency of issue, and not the domicile of the issuer. The index excludes emerging market debt. Index returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Barclays Taxable Municipal Aggregate Eligible Index: A rules based, market-value weighted index engineered for the long-term taxable bond market. To be included in the index, the bonds must meet the eligibility requirements of the U.S. Aggregate Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays U.S. Corporate Investment Grade Index: A broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not reflect anyapplicable sales charges or management fees.

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Glossary of Terms Used in this Report (continued)

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Current Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

126	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Trustees or Directors (as the case may be) of each Fund (each, a “Board” and each Trustee or Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), after an initial term of up to two years, each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for all of the Funds except for the Nuveen U.S. Infrastructure Income Fund (the “Infrastructure Income Fund”), which is new. The Board therefore also approved the initial Original Advisory Agreements on behalf of the Infrastructure Income Fund at the April Meeting. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

For the remainder of this Part I and for Part II, the term “Funds” will refer to the Nuveen Global Total Return Bond Fund (the “Total Return Fund”), the Nuveen High Income Bond Fund (the “High Income Fund”) and the Nuveen Strategic Income Fund (the “Strategic Income Fund”). With respect to the Infrastructure Income Fund, Part III below includes a discussion of the Board’s approval of the Original Advisory Agreements and New Advisory Agreements for such Fund.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout

128	Nuveen Investments

the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under each respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the

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Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for the Total Return Fund, which did not exist for part of the foregoing time frame). This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

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•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Strategic Income Fund and the High Income Fund had demonstrated generally favorable performance in comparison to their respective peers, performing in the first or second quartile over various periods. With respect to the Total Return Fund, the Board noted that such Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) that were below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly

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available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

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2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

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•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.

Approval of Interim Advisory Agreements for the Total Return Fund, High Income Fund and Strategic Income Fund

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

III.

Approval of Original Advisory Agreements and New Advisory Agreements for the Infrastructure Income Fund

The Board Members are responsible for approving advisory arrangements and, at the April Meeting, were asked to approve the advisory arrangements for the Infrastructure Income Fund (for purposes of this Part III, the “Fund”). At the April Meeting, the Board Members, including the Independent Board Members, considered the investment management agreement (for purposes of this Part III, the “Original Investment Management Agreement”) between the Fund and the Adviser, and the investment sub-advisory agreement (for purposes of this Part III, the “Original Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser, on behalf of the Fund. For purposes of this Part III, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser” and the Original Investment Management Agreement and the Original Sub-Advisory Agreement are each hereafter an “Original Advisory Agreement.”

At the April Meeting, the Adviser made a presentation to and responded to questions from the Board of the Fund. During the April Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Original Advisory Agreements.

In addition, prior to the April Meeting, the Board Members were advised of the potential Transaction. For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Nuveen funds. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate the Original Investment Management Agreement and the Original Sub-Advisory Agreement. Accordingly, at the April Meeting, in addition to approving the Original Advisory Agreements, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved a new advisory agreement (for purposes of this Part III, the “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (for purposes of this Part III, the “New Sub-Advisory Agreement” and, together with the

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New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval. The initial sole shareholder of the Fund approved the New Advisory Agreements.

The Independent Board Members also serve as such to other Nuveen funds. Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Transaction. At the February Meeting, the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds; the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser, and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Fund and the Fund Advisers including, among other things: the nature, extent and quality of services expected to be provided by each Fund Adviser; the organization and operations of each Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; certain performance-related information; the proposed management fees for the Fund, including comparisons of such fees with the management fees of comparable funds; the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Original Advisory Agreements and the New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering the approval of the Original Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. As the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. In addition, the Independent Board Members have reviewed materials outlining, among other things: each Fund Adviser’s organization and business and the types of services that each Fund Adviser or its affiliates are expected to provide to the Fund.

At the April Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the investment experience of the respective Fund Adviser. Further, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

In considering the services that were expected to be provided by the Fund Advisers, the Board recognized that the Adviser would provide a myriad of investment management, administrative, compliance, oversight and other services for the Fund, and the Sub-Adviser would generally provide the portfolio advisory services to the Fund under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). In addition, the Board Members recognized the Sub-Adviser’s investment experience.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreement and the New Sub-Advisory Agreement, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Fund; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

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The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement. Similarly, the terms of the New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreement and the New Sub-Advisory Agreement are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of the Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. Investment Performance

1. The Original Advisory Agreements

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, are familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser, although they recognized that the Sub-Adviser did not manage any funds that were similar to the Fund.

2. The New Advisory Agreements

The Board considered that the portfolio investment personnel responsible for the management of the Fund’s portfolio were expected to continue to manage the portfolio following the completion of the Transaction and the investment strategies of the Fund were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance noted above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed gross management fee and estimated gross and net total expense ratios for the Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which it was anticipated to be classified (i.e., the General Bond category). Further, the Independent Board Members considered the proposed sub-advisory fee rate for the Fund (as a percentage of the Fund’s net management fee).

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that, like all Nuveen funds, the Fund would have a sub-adviser (which, in the case of the Fund, would be an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In general terms, the fee to the Adviser will reflect the administrative and other services it will provide to support the Fund, and, while some administrative services may occur at the sub-adviser level, the fee to the Sub-Adviser will generally reflect the portfolio management services provided by the Sub-Adviser. The Independent Board Members considered the fees a Fund Adviser was expected to assess to the Fund compared to that of other clients. Such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. The Independent Board Members have reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members have considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members have noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. The Independent Board Members have noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members have further noted, in particular, that the range of services provided to a fund (such as those to be provided to the Fund, as described above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services to be provided by the Adviser are not required for institutional clients. The Independent Board Members have also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. At the April Meeting, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013. Certain Nuveen financial information included in a report dated March 10, 2014 and Nuveen’s 2013 consolidated financial statements had also been available. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further,

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the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services to be provided to the Fund.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. They observed that the fund-level breakpoints for the Fund were consistent with those of other Nuveen taxable fixed income funds.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits that the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions will be allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and its shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the new investment management agreements or the new sub-advisory agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

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•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Original Advisory Agreements and New Advisory Agreements be approved.

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Directors/Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of directors of the Funds is currently set at twelve. None of the directors who are not “interested” persons of the Funds (referred to herein as “independent directors”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Directors:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director/Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	202
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	202
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	202
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	202

144	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	202
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Director/Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011-2014 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	202
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and communities (Since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	202
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	202
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	202

Nuveen Investments	145

Directors/Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	202

Interested Board Members:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	202
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	202

146	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	202
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	202
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	202
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	202
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	202
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	202

Nuveen Investments	147

Directors/Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	202
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	202
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	202
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	202
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Each director serves an indefinite term until his/her successor is elected.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

148	Nuveen Investments

Notes

Nuveen Investments	149

Notes

150	Nuveen Investments

Notes

Nuveen Investments	151

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-GHSU-0614D        2830-INV-Y08/15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended June 30, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
[5] Nuveen NWQ Global Equity Income Fund	12,407	0	0	0
[6] Nuveen NWQ Global Equity Fund	11,620	0	0	0
Nuveen Global Total Return Bond Fund	38,563	0	2,080	0
Nuveen NWQ Multi-Cap Value Fund	13,124	0	2,540	0
Nuveen NWQ Small-Cap Value Fund	13,542	0	2,540	0
[7] Nuveen U.S. Infrastructure Income Fund	18,200	0	0	0
Nuveen Tradewinds Value Opportunities Fund	14,634	0	2,540	0
Nuveen NWQ Large-Cap Value Fund	19,677	0	2,540	0
Nuveen NWQ Small/Mid-Cap Value Fund	12,695	0	2,540	0

Total	$154,462	$0	$14,780	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
[5]	Fund formerly known as Nuveen NWQ Equity Income Fund.
[6]	Fund commenced operations on 04/01/2014.
[7]	Fund commenced operations on 05/12/2014.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen NWQ Global Equity Income Fund	0%	0%	0%	0%
Nuveen NWQ Global Equity Fund	0%	0%	0%	0%
Nuveen Global Total Return Bond Fund	0%	0%	0%	0%
Nuveen NWQ Multi-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small-Cap Value Fund	0%	0%	0%	0%
Nuveen U.S. Infrastructure Income Fund	0%	0%	0%	0%
Nuveen Tradewinds Value Opportunities Fund	0%	0%	0%	0%
Nuveen NWQ Large-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small/Mid-Cap Value Fund	0%	0%	0%	0%

June 30, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
[5] Nuveen NWQ Global Equity Income Fund	11,930	0	0	0
[6] Nuveen NWQ Global Equity Fund	0	0	0	0
Nuveen Global Total Return Bond Fund	37,170	0	4,643	0
Nuveen NWQ Multi-Cap Value Fund	12,579	0	2,500	0
Nuveen NWQ Small-Cap Value Fund	12,515	3,000	2,500	0
[7] Nuveen U.S. Infrastructure Income Fund	0	0	0	0
Nuveen Tradewinds Value Opportunities Fund	14,472	0	2,500	0
Nuveen NWQ Large-Cap Value Fund	16,958	0	2,500	0
Nuveen NWQ Small/Mid-Cap Value Fund	12,076	0	2,500	0

Total	$117,700	$3,000	$17,143	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
[5]	Fund formerly known as Nuveen NWQ Equity Income Fund.
[6]	Fund commenced operations on 04/01/2014.
[7]	Fund commenced operations on 05/12/2014.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen NWQ Global Equity Income Fund	0%	0%	0%	0%
Nuveen NWQ Global Equity Fund	0%	0%	0%	0%
Nuveen Global Total Return Bond Fund	0%	0%	0%	0%
Nuveen NWQ Multi-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small-Cap Value Fund	0%	0%	0%	0%
Nuveen U.S. Infrastructure Income Fund	0%	0%	0%	0%
Nuveen Tradewinds Value Opportunities Fund	0%	0%	0%	0%
Nuveen NWQ Large-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small/Mid-Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
[1] Nuveen NWQ Global Equity Income Fund	0	0	0	0
[2] Nuveen NWQ Global Equity Fund	0	0	0	0
Nuveen Global Total Return Bond Fund	2,080	0	0	2,080
Nuveen NWQ Multi-Cap Value Fund	2,540	0	0	2,540
Nuveen NWQ Small-Cap Value Fund	2,540	0	0	2,540
[3] Nuveen U.S. Infrastructure Income Fund	0	0	0	0
Nuveen Tradewinds Value Opportunities Fund	2,540	0	0	2,540
Nuveen NWQ Large-Cap Value Fund	2,540	0	0	2,540
Nuveen NWQ Small/Mid-Cap Value Fund	2,540	0	0	2,540

Total	$14,780	$0	$0	$14,780

        “Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

[1]	Fund formerly known as Nuveen NWQ Equity Income Fund.
[2]	Fund commenced operations on 04/01/2014.
[3]	Fund commenced operations on 05/12/2014.

Fiscal Year Ended June 30, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
[1] Nuveen NWQ Global Equity Income Fund	0	0	0	0
[2] Nuveen NWQ Global Equity Fund	0	0	0	0
Nuveen Global Total Return Bond Fund	4,643	0	0	4,643
Nuveen NWQ Multi-Cap Value Fund	2,500	0	0	2,500
Nuveen NWQ Small-Cap Value Fund	2,500	0	0	2,500
[3] Nuveen U.S. Infrastructure Income Fund	0	0	0	0
Nuveen Tradewinds Value Opportunities Fund	2,500	0	0	2,500
Nuveen NWQ Large-Cap Value Fund	2,500	0	0	2,500
Nuveen NWQ Small/Mid-Cap Value Fund	2,500	0	0	2,500

Total	$17,143	$0	$0	$17,143

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

[1]	Fund formerly known as Nuveen NWQ Equity Income Fund.
[2]	Fund commenced operations on 04/01/2014.
[3]	Fund commenced operations on 05/12/2014.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 5, 2014